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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                          Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2007 through October 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


[IMAGE]

Pioneer Global Aggregate
Bond Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGABX
Class C   PGCBX
Class Y   PGYBX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                   2
Portfolio Management Discussion                                         4
Portfolio Summary                                                       8
Prices and Distributions                                                9
Performance Update                                                     10
Comparing Ongoing Fund Expenses                                        13
Schedule of Investments                                                15
Financial Statements                                                   26
Notes to Financial Statements                                          33
Report of Independent Registered Public Accounting Firm                41
Approval of Investment Advisory Agreement                              43
Trustees, Officers and Service Providers                               47

          Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08        1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    3

Portfolio Management Discussion | 10/31/08

A credit crisis that originally surfaced in the U.S. subprime mortgage market affected fixed-income markets throughout the world during the first ten months of 2008. As problems in the financial sector grew worse, the markets anxiously watched for evidence of a deceleration in global economic growth. As a consequence, investors became increasingly risk averse. U.S. Treasuries and the sovereign debt of industrialized nations tended to hold up well, but corporate bonds and other securities with credit risk generally lost value in a global flight to quality. The following is an interview with Portfolio Manager Charles Melchreit, who discusses the performance of Pioneer Global Aggregate Bond Fund from its inception on December 28, 2007, through the end of the Fund's fiscal year on October 31, 2008. Mr. Melchreit, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Fund.

Q    How did the Fund perform from its inception through October 31, 2008?

A Pioneer Global Aggregate Bond Fund Class A shares returned -5.18% at net asset value from inception on December 28, 2007, through the end of its fiscal year on October 31, 2008. From January 1, 2008, through October 31, 2008, the Fund's Class A shares returned -4.70%. During the same 10-month period (January 1, 2008-October 31, 2008), the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index returned -4.11%, while the average return of the 121 funds in Lipper's Global Income Funds category was -9.92%. On October 31, 2008, the Fund's 30-day SEC yield for Class A shares was 3.88%.

Q What were the principal factors affecting the Fund's performance from its inception through October 31, 2008?

A The first ten months of 2008 provided an extraordinarily tumultuous backdrop for investing in fixed-income securities, as credit markets froze up and global economic growth trends weakened. In this volatile environment, we positioned the Fund relatively conservatively and focused on higher-quality investments, especially sovereign government debt of industrialized nations. We consistently overweighted the Fund in the United States, while underweighting the British pound sterling, given the United Kingdom's exposure to deteriorating conditions both at home and in the United States, and our belief that the Bank of England eventually would be forced to cut interest rates. In particular, we avoided British securitized assets, such as mortgages, and we underweighted corporate debt in the U.K. We also modestly de-emphasized Japan, where we saw little opportunity for income for the Fund due to persistently low interest rates.


4    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

     We took a somewhat more active stance in investing in Europe. Early in 2008, we saw attractive yields and increased the Fund's allocation to Europe, in light of its relatively stable economy. However, as growth in the United States began to slow, we became concerned about the potential impact on Europe. We believed that the European Central Bank (ECB), much like the Bank of England, eventually would cut interest rates to inject more liquidity into the financial system and encourage growth. Accordingly, we reduced the Fund's investments in Europe from an overweight to a neutral weight, relative to the Barclays Capital Global Aggregate Bond Index.

     Throughout the period, the Fund maintained a relatively low exposure to credit risk, as we emphasized investments in sovereign debt and U.S. government-backed mortgage securities. The Fund had no exposure to European mortgage- or asset-backed securities. We also kept the Fund's sensitivity to changes in interest rates relatively high, in order to benefit from the effects of falling interest rates, which tend to push up bond prices. Toward the end of the period, after interest rates had fallen substantially, we subsequently shortened the Fund's duration -- or its measure of price sensitivity to changes in interest rates -- to a stance less than that of the Barclays Capital Global Aggregate Bond Index.

     At the end of the fiscal year on October 31, 2008, the Fund's average credit quality was AA and the effective duration of its portfolio was 4.46 years; the average maturity of Fund holdings was 7.2 years; about 48% of Fund assets were invested in foreign investment-grade securities (almost all foreign sovereign debt); and about 31.4% of assets were invested in mortgage-backed securities, mainly U.S. government agency bonds.

Q How did the Fund's positioning affect performance from its inception on December 28, 2007 through October 31, 2008?

A The Fund's substantial overweight position in the United States provided significant support to performance. Early in the period, we had a larger weighting in U.S. Treasuries, but took profits and reduced the Fund's positions as interest rates declined and Treasury prices rallied. By the end of the fiscal year, the Fund's U.S. investments were primarily in high-quality, government-backed mortgage securities. We focused on mortgage-backed securities issued by Freddie Mac and Fannie Mae, which tended to gain in value as the federal government announced it was taking the agencies into conservatorship and effectively guaranteeing the securities. The higher-quality orientation of the Fund and its exposure to non-U.S. sovereign debt also added to results relative to Barclays Capital indices. The Fund's exposure to short-term European debt also provided support to results.

     Individual detractors from the Fund's performance results included investments in the corporate bonds of U.S. insurance company Liberty Mutual, and bonds related to one of the many business concerns of insurance giant


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    5

     American International Group (AIG). AIG's share price plunged because of its exposure to complicated credit derivatives. The problems eventually resulted in a huge U.S. government-assisted rescue plan. The Liberty Mutual bonds declined amid general worries about risks in the investment portfolios of insurance companies. The debt of Kronos, a global human resources consulting company, also hurt the Fund's performance.

Q    What is your investment outlook?

A While the global economy appears to have entered a recessionary period, we believe the recessionary conditions already are reflected in prices in the world's fixed-income markets. In some cases, we believe the markets may even have overreacted, thus creating interesting opportunities because of depressed values among corporate bonds and mortgage-backed securities in the United States. However, we see fewer potential opportunities in the United Kingdom and in Europe, where cyclical trends have been running behind the United States and additional credit-related problems may still surface. Meanwhile, we think the central banks in the U.K. and Europe are likely to continue to decrease interest rates, which would create less opportunity to capture attractive yields.

     Going forward, we hope to take advantage of attractive opportunities in the United States, including in corporate debt. Given the extraordinary interventions of the federal government and the U.S. Federal Reserve Board to stimulate the economy, we believe current prices may understate the underlying fundamental values of many securities.

Please refer to the Schedule of Investments on pages 15-25 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments


6    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08
or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


              Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    7

Portfolio Summary | 10/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERAIL]

Foreign Government Bonds                                               31.9%
U.S. Corporate Bonds                                                   30.0%
U.S. Government Securities                                             29.6%
Collateralized Mortgage Obligations                                     4.9%
Asset Backed Securities                                                 1.4%
Municipal Bonds                                                         0.9%
Temporary Cash Investment                                               0.8%
Preferred Stock                                                         0.3%
Convertible Corporate Bonds                                             0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.    Federal National Mortgage Association, 5.5%, 12/1/37            6.74%
 2.    Federal National Mortgage Association, 6.5%, 4/1/38             6.21
 3.    Japan Government, 5-Yr, 1.2%, 3/20/12                           5.35
 4.    Federal Home Loan Mortgage Corp., 6.5%, 8/1/37                  4.47
 5.    Federal National Mortgage Association, 6.5%, 1/1/38             4.33
 6.    Government National Mortgage Association, 5.5%, 1/15/38         3.47
 7.    Deutchsland Rep Bundes, 5.25%, 1/4/11                           3.07
 8.    Japan Govt, 10-Yr, 1.7%, 9/20/16                                2.96
 9.    Government National Mortgage Association, 5.5%, 1/15/38         2.65
10.    Canada Housing Trust, 3.55%, 9/15/13                            2.63

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Prices and Distributions | 10/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                   10/31/08                    12/28/07
--------------------------------------------------------------------------------
       A                      $ 9.25                      $ 10.00
--------------------------------------------------------------------------------
       C                      $ 9.23                      $ 10.00
--------------------------------------------------------------------------------
       Y                      $ 9.25                      $ 10.00
--------------------------------------------------------------------------------

Distributions per Share: 12/28/07-10/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Net Investment      Short-Term       Long-Term      Non-Taxable
    Class          Income        Capital Gains    Capital Gains   Distributions
--------------------------------------------------------------------------------
      A           $0.1800           $0.0179           $ --            $0.0501
--------------------------------------------------------------------------------
      C           $0.1198           $0.0179           $ --            $0.0501
--------------------------------------------------------------------------------
      Y           $0.1866           $0.0179           $ --            $0.0501
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 10-12.


          Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08        9

Performance Update | 10/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund at public offering price, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2008)
------------------------------------------------------------------------
                                          Net Asset     Public Offering
Period                                    Value (NAV)   Price (POP)
------------------------------------------------------------------------
Life-of-Class
(12/28/07)                                -5.18%        -9.44%
------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 28, 2007)
------------------------------------------------------------------------
                                          Gross         Net
------------------------------------------------------------------------
                                          1.55%         1.00%
------------------------------------------------------------------------

Value of $10,000 Investment

                  Pioneer Global          Barclays Capital
                  Aggregate Bond     (formerly Lehman Brothers)
                       Fund          Global Aggregate Bond Index
12/07                  $9,550                   $10,000
10/08                   9,100                     9,589

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Performance Update | 10/31/08                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2008)
-----------------------------------------------------------------
                                          If          If
Period                                    Held        Redeemed
-----------------------------------------------------------------
Life-of-Class
(12/28/07)                                -5.95%      -6.87%
-----------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 28, 2007)
------------------------------------------------------------------
                                          Gross       Net
-----------------------------------------------------------------
                                          2.30%       1.90%
-----------------------------------------------------------------

Value of $10,000 Investment

                    Pioneer Global          Barclays Capital
                    Aggregate Bond     (formerly Lehman Brothers)
                         Fund          Global Aggregate Bond Index
12/07                  $10,000                    $10,000
10/08                    9,360                      9,589

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/09 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    11

Performance Update| 10/31/08                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Aggregate Bond Fund, compared to that of the Barclays Capital (formerly Lehman Brothers) Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2008)
-----------------------------------------------------------------
                                          If          If
Period                                    Held        Redeemed
-----------------------------------------------------------------
Life-of-Class
(12/28/07)                                -5.12%      -5.12%
-----------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 28, 2007)
-----------------------------------------------------------------
                                          Gross       Net
-----------------------------------------------------------------
                                          0.65%       0.65%
-----------------------------------------------------------------

Value of $10,000 Investment

                                 Pioneer Global          Barclays Capital
                                 Aggregate Bond     (formerly Lehman Brothers)
                                      Fund          Global Aggregate Bond Index
12/07                               $10,000                   $10,000
10/08                                 9,536                     9,589

Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on actual returns from May 1, 2007 through October 31, 2008.

-------------------------------------------------------------------------------
Share Class                           A               C               Y
-------------------------------------------------------------------------------
Beginning Account                 $1,000.00       $1,000.00       $1,000.00
Value on 5/1/08
-------------------------------------------------------------------------------
Ending Account Value              $  911.56       $  906.33       $  912.04
(after expenses) on 10/31/08
-------------------------------------------------------------------------------
Expenses Paid                     $    4.81       $    9.10       $    4.28
During Period*
-------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.89% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period)


             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Aggregate Bond Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2007 through October 31, 2008.

--------------------------------------------------------------------------------
Share Class                             A               C               Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00       $1,000.00       $1,000.00
Value on 05/01/2008
--------------------------------------------------------------------------------
Ending Account Value                $1,020.11       $1,015.58       $1,020.66
(after expenses) on 10/31/2008
--------------------------------------------------------------------------------
Expenses Paid                       $    5.08       $    9.63       $    4.52
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.89% for Class A, Class C, and Class Y respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period)


14    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Schedule of Investments | 10/31/08

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
--------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 0.2%
                                           BANKS -- 0.2%
                                           Regional Banks -- 0.2%
$     20,000                     A-/A3     National City Corp., 4.0%, 2/1/11            $   16,675
--------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $16,563)                               $   16,675
--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                                           PREFERRED STOCK -- 0.2%
                                           DIVERSIFIED FINANCIALS -- 0.2%
                                           Diversified Financial Services -- 0.2%
          25                               Bank of America Corp., 7.25%, 12/31/49       $   17,500
--------------------------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCK
                                           (Cost $20,367)                               $   17,500
--------------------------------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------------------------------
                                           ASSET BACKED SECURITIES -- 1.3%
                                           BANKS -- 0.3%
                                           Thrifts & Mortgage Finance -- 0.3%
$      4,145         2.62       AAA/Aaa    Countrywide Asset Backed Certificates,
                                           Floating Rate Note, 2/25/36                  $    4,133
      10,918                    AAA/Aaa    Countrywide Asset-Backed Certificates,
                                           5.069%, 2/25/36                                  10,270
       8,871         5.15       AAA/Aaa    Credit-Based Asset Servicing & Securities,
                                           Floating Rate Note, 11/25/35                      8,805
                                                                                        ----------
                                                                                        $   23,208
                                                                                        ----------
                                           Total Banks                                  $   23,208
--------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 1.0%
                                           Consumer Finance -- 0.2%
      20,000         2.90       AA+/Aa1    RASC 2005-KS7 M1, Floating Rate Note,
                                           8/25/35                                      $   15,349
--------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.6%
      10,493         2.73       AAA/Aaa    GSAMP Trust, Floating Rate Note,
                                           11/25/35                                     $    9,991
      18,232         2.90        A/Aa2     GSAMP Trust, Floating Rate Note,
                                           3/25/35                                          16,899
      20,000         2.62       AAA/B2     MLMI 2006-AR1 A2C, Floating Rate Note,
                                           3/25/37                                          13,922
                                                                                        ----------
                                                                                        $   40,812
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    15

---------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 0.2%
$     20,798         2.66       AAA/Aaa     FFML 2006-FF4 A2, Floating Rate Note,
                                            3/25/36                                      $   18,337
                                                                                         ----------
                                            Total Diversified Financials                 $   74,498
---------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $101,856)                              $   97,706
---------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 4.5%
                                            MATERIALS -- 0.2%
                                            Steel -- 0.2%
   1,365,600                    AAA/Aaa     MSDWC 2000-1345 X, 0.7259%, 9/3/15           $   14,715
                                                                                         ----------
                                            Total Materials                              $   14,715
---------------------------------------------------------------------------------------------------
                                            BANKS -- 2.7%
                                            Diversified Banks -- 0.3%
      33,274                    AAA/Aa2     RALI 2005-QA10 A41, 5.7412%,
                                            9/25/35                                      $   22,141
---------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 2.4%
      25,000                    AAA/Aaa     GS Mortgage Securities Corp. II, 7.12%,
                                            11/18/29                                     $   23,861
      34,660                    AAA/Aaa     JP Morgan Mortgage Trust, 6.0%,
                                            8/25/34                                          29,439
      15,000                    AAA/Aaa     JPMCC 2002-C3 B, 5.146%, 7/12/35                 13,227
      47,736                    AAA/Aaa     JPMCC 2004-CB8 A1A, 4.158%, 1/12/39              40,706
      25,000                    NR/Ba1      SBA CMBS Trust, 6.709%, 11/15/36 (f)             19,816
      24,050         2.70       AAA/Aaa     WAMU Mortgage Pass-Through
                                            Certificates, Floating Rate Note, 4/25/45        14,390
      28,432                    AAA/NR      Wells Fargo Mortgage Backed Securities,
                                            5.0%, 11/25/20                                   25,518
      24,675                    NR/Aaa      Wells Fargo Mortgage Backed Securities,
                                            5.0%, 3/25/21                                    20,419
                                                                                         ----------
                                                                                         $  187,376
                                                                                         ----------
                                            Total Banks                                  $  209,517
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 1.2%
                                            Diversified Financial Services -- 1.2%
      10,000                    AAA/A2      CCI 2005 1A C, 5.074%, 6/15/35               $    9,155
      16,661                    NR/Aaa      CMSI 2006-1 3A1, 5.0%, 2/25/36                   13,942
      44,478                    AAA/AAA     Master Alternative Loans Trust, 6.0%,
                                            7/25/34                                          33,331
      50,000                    AAA/Aaa     TSTAR 2006-1A A, 5.668%, 10/15/36                35,562
                                                                                         ----------
                                                                                         $   91,990
                                                                                         ----------
                                            Total Diversified Financials                 $   91,990
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

---------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                 Value
---------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.4%
                                            Mortgage Real Estate Investment Trust -- 0.4%
$     33,222                    AAA/Aaa     CS First Boston Mortgage Security, 3.5%,
                                            7/25/18                                      $   30,208
                                                                                         ----------
                                            Total Real Estate                            $   30,208
---------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $396,486)                              $  346,430
---------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 28.2%
                                            ENERGY -- 2.4%
                                            Integrated Oil & Gas -- 0.2%
      25,000                   BBB+/Baa1    Marathon Oil Corp., 5.9%, 3/15/18            $   19,393
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Drilling -- 0.3%
      15,000                   BBB+/Baa2    Transocean Sedco, 1.5%, 12/15/37             $   12,000
      10,000                   BBB+/Baa2    Transocean Sedco, 1.625%, 12/15/37                8,800
                                                                                         ----------
                                                                                         $   20,800
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.1%
      10,000                   BBB/Baa2     Canadian National Resources, Ltd.,
                                            5.9%, 2/1/18                                 $    8,350
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 0.3%
      25,000                   BBB/Baa1     Spectra Energy Capital, 6.2%, 4/15/18        $   20,106
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 1.5%
      25,000                   BBB/Baa2     Buckeye Partners LP, 6.05%, 1/15/18          $   21,529
      10,000                   BBB/Baa2     Kinder Morgan Energy Partners LP, 5.95%,
                                            2/15/18                                           7,825
      30,000                   BBB-/Baa3    NGPL Pipeco LLC, 6.514%, 12/15/12
                                            (144A)                                           27,899
      25,000                   BBB-/Baa3    Plains All America Pipeline LP, 6.125%,
                                            1/15/17                                          18,600
      10,000                     A-/A3      Questar Pipeline Co., 5.83%, 2/1/18               8,408
      40,000         7.00       BB/Ba1      Teppco Partners LP, Floating Rate Note,
                                            6/1/67                                           27,538
                                                                                         ----------
                                                                                         $  111,799
                                                                                         ----------
                                            Total Energy                                 $  180,448
---------------------------------------------------------------------------------------------------
                                            MATERIALS -- 1.4%
                                            Diversified Metals & Mining -- 0.2%
      25,000         5.88      BBB-/Ba2     Freeport-McMoran Copper & Gold, Inc.,
                                            Floating Rate Note, 4/1/15                   $   19,492
---------------------------------------------------------------------------------------------------
                                            Fertilizers & Agricultural Chemicals -- 0.5%
      40,000                   BBB/Baa2     Agrium, Inc., 6.75%, 1/15/19                 $   36,081
---------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.3%
      50,000                     B/B2       Kronos International, Inc., 6.5%, 4/15/13    $   22,331
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    17

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
--------------------------------------------------------------------------------------------------
                                            Steel -- 0.4%
$     30,000                   BBB+/Baa2    ArcelorMittal, 6.125%, 6/1/18 (144A)        $   20,672
      10,000                   BBB/Baa2     Commercial Metals Co., 7.35%, 8/15/18            8,379
                                                                                        ----------
                                                                                        $   29,051
                                                                                        ----------
                                            Total Materials                             $  106,955
--------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.7%
                                            Electrical Component & Equipment -- 0.2%
      25,000                    BB-/Ba1     Belden CDT, Inc., 7.0%, 3/15/17             $   19,125
--------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 0.5%
      40,000                   BBB+/Baa1    GATX Financial Corp., 6.0%, 2/15/18         $   34,696
                                                                                        ----------
                                            Total Capital Goods                         $   53,821
--------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                                            Office Services & Supplies -- 0.3%
      25,000                     A/A1       Pitney Bowes, Inc., 5.6%, 3/15/18           $   23,979
                                                                                        ----------
                                            Total Commercial Services & Supplies        $   23,979
--------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.8%
                                            Railroads -- 0.8%
      25,000                   BBB/Baa1     Burlington Sante Fe Corp., 5.75%,
                                            3/15/08                                     $   21,893
      50,000                   BBB/Baa2     Union Pacific Corp., 5.7%, 8/15/18              42,054
                                                                                        ----------
                                                                                        $   63,947
                                                                                        ----------
                                            Total Transportation                        $   63,947
--------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES & APPAREL -- 0.3%
                                            Household Appliances -- 0.3%
      25,000                   BBB/Baa2     Whirlpool Corp., 5.5%, 3/1/13               $   23,163
                                                                                        ----------
                                            Total Consumer Durables & Apparel           $   23,163
--------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.5%
                                            Education Services -- 0.5%
      40,000                    AAA/Aaa     President & Fellows of Harvard, 3.7%,
                                            4/1/13                                      $   38,331
                                                                                        ----------
                                            Total Consumer Services                     $   38,331
--------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.3%
                                            Broadcasting -- 0.0%
      25,000                   CCC/Caa1     Univision Communications, Inc., 9.75%,
                                            3/15/15, PIK (144A)                         $    5,125
--------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 0.3%
      25,000                   BBB/Baa2     British Sky Broadcasting Group Plc, 6.1%,
                                            2/15/18 (144A)                              $   21,080
                                                                                        ----------
                                            Total Media                                 $   26,205
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.3%
                                            Tobacco -- 0.3%
$     25,000                     A/A3       UST, Inc., 5.75%, 3/1/18                  $   22,916
                                                                                      ----------
                                            Total Food, Beverage & Tobacco            $   22,916
------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                            Health Care Facilities -- 0.0%
       5,000                    BB-/B2      HCA Inc., 9.125%, 11/15/14                $    4,300
------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.5%
      40,000                    A-/Baa1     United Health Group, Inc., 4.875%,
                                            2/15/13                                   $   37,319
                                                                                      ----------
                                            Total Health Care Equipment & Services    $   41,619
------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                            Biotechnology -- 0.3%
      25,000                   BBB/Baa3     Biogen Idec, Inc., 6.0%, 3/1/13           $   24,885
                                                                                      ----------
                                            Total Pharmaceuticals & Biotechnology     $   24,885
------------------------------------------------------------------------------------------------
                                            BANKS -- 8.5%
                                            Diversified Banks -- 7.4%
      80,000         5.18       AA/Aa2      BNP Paribas SA, Floating Rate Note,
                                            10/17/16                                  $   96,149
      80,000         5.16       A+/Aa2      DNB Norse Bank ASA, Floating Rate Note,
                                            9/28/15                                       99,054
     100,000         5.22       A+/Aa3      Intesa Sanpaolo S.p.A., Floating Rate
                                            Note, 2/8/16                                 117,660
      80,000         5.75       A+/Aa2      Nordea Bank Finland Plc, Floating Rate
                                            Note, 3/26/14                                102,069
      80,000         3.63        A/A3       Standard Chartered, Floating Rate Note,
                                            2/3/17                                        88,954
      20,000                     A+/A1      Wachovia Corp., 5.75%, 6/15/17                17,225
      50,000                    AA+/Aa1     Wells Fargo Co., 4.375%, 1/31/13              46,163
                                                                                      ----------
                                                                                      $  567,274
------------------------------------------------------------------------------------------------
                                            Regional Banks -- 1.1%
      10,000                     A-/A2      Keycorp, 6.5%, 5/14/13                    $    8,804
      25,000                    A+/Aa3      Mellon Funding Corp., 5.5%, 11/15/18          19,134
      15,000         8.25        A-/A3      PNC Funding Corp., Floating Rate Note,
                                            5/29/49                                       12,369
      20,000                    A+/Aa3      Wachovia Bank NA, 6.0%, 11/15/17              16,110
      25,000                    AA-/Aa2     Wells Fargo Capital, 9.75%, 12/29/49          24,250
                                                                                      ----------
                                                                                      $   80,667
                                                                                      ----------
                                            Total Banks                               $  647,941
------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 5.8%
                                            Asset Management & Custody Banks -- 0.3%
      25,000                     A-/A3      Eaton Vance Corp., 6.5%, 10/2/17          $   24,270
------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    19

--------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
--------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.9%
$     30,000                   BBB/Baa1     American General Finance Corp., 6.9%,
                                            12/15/17                                    $   10,857
      35,000                    A+/Aa3      American Honda Finance Corp., 6.7%,
                                            10/1/13 (144A)                                  34,328
      25,000                     A/A2       Caterpillar Financial, 7.05%, 10/1/18           23,595
                                                                                        ----------
                                                                                        $   68,780
--------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 1.7%
      95,000         5.79        A/A2       Goldman Sachs Capital, Floating Rate
                                            Note, 12/29/49                              $   43,626
      50,000                     A/A2       Merrill Lynch & Co., 5.45%, 2/5/13              45,068
      45,000                     A+/A1      Morgan Stanley Dean Witter, Floating Rate
                                            Note, 4/1/18                                    37,439
                                                                                        ----------
                                                                                        $  126,133
--------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 1.4%
      15,000                     A/A2       C VAR, 8.4%, 4/29/49                        $   10,427
      15,000                    AAA/Aaa     General Electric Cap Corp., 4.0%,
                                            2/15/12                                         13,410
      50,000                    AA-/Aa2     JP Morgan Chase & Co., 6.0%, 1/15/18            44,854
      50,000                     A/A1       JP Morgan Chase & Co. 7.9%, 4/29/49             40,522
                                                                                        ----------
                                                                                        $  109,213
--------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 1.5%
      25,000                    A-/Baa1     CIT Group, Inc., 7.625%, 11/30/12           $   14,619
      49,580                    NR/Baa3     Coso Geothermal Power Holdings LLC,
                                            7.0%, 7/15/26 (144A)                            42,515
      35,000                    A-/Baa1     International Lease Finance Corp.,
                                            6.375%, 3/25/13                                 22,888
      10,000                     A+/A1      National Rural Utilities Corp., 5.45%,
                                            2/1/18                                           7,681
      25,000                     A+/A1      National Rural Utilities Corp., 10.375%,
                                            11/1/18                                         26,502
                                                                                        ----------
                                                                                        $  114,205
                                                                                        ----------
                                            Total Diversified Financials                $  442,601
--------------------------------------------------------------------------------------------------
                                            INSURANCE -- 2.8%
                                            Life & Health Insurance -- 0.3%
      25,000                     A+/A3      Prudential Financial, Inc., 5.15%,
                                            1/15/13                                     $   21,454
--------------------------------------------------------------------------------------------------
                                            Multi-Line Insurance -- 1.8%
      25,000                    BB-/Ba1     AFC Capital Trust I, 8.207%, 2/3/27         $   16,500
      80,000         6.75        A-/A3      AXA SA, Floating Rate Note, 12/15/20           100,338
      45,000                    BB/Baa3     Liberty Mutual Group, Inc., 7.0%,
                                            3/15/37 (144A)                                  24,252
                                                                                        ----------
                                                                                        $  141,090
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------
                                            Property & Casualty Insurance -- 0.3%
$     20,000                    AAA/Aaa     Berkshire Hathway, Inc., 5.0%, 8/15/13
                                            (144A)                                     $   19,566
-------------------------------------------------------------------------------------------------
                                            Reinsurance -- 0.4%
      30,000                    BBB+/NA     Platinum Underwriters Holdings, Ltd.,
                                            7.5%, 6/1/17                               $   28,231
                                                                                       ----------
                                            Total Insurance                            $  210,341
-------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.4%
                                            Diversified Real Estate Activities -- 0.4%
      35,000                     A-/A2      WEA Finance LLC, 7.125%, 4/15/18           $   27,475
                                                                                       ----------
                                            Total Real Estate                          $   27,475
-------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.5%
                                            Data Processing & Outsourced Services -- 0.5%
      55,000                     B/B3       First Data Corp., 9.875%, 9/24/15          $   35,200
                                                                                       ----------
                                            Total Software & Services                  $   35,200
-------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.3%
                                            Semiconductor Equipment -- 0.3%
      25,000                   BBB/Baa1     Klac Instruments Corp., 6.9%, 5/1/18       $   20,149
                                                                                       ----------
                                            Total Semiconductors                       $   20,149
-------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.8%
                                            Integrated Telecommunication Services -- 0.8%
      20,000                   BBB-/Baa3    Embarq Corp., 7.082%, 6/1/16               $   15,400
      10,000                   CCC+/Caa1    Paetec Holdings Corp., 9.5%, 7/15/15            5,675
      20,000                     A/A3       Verizon Communications, Inc., 8.75%,
                                            11/1/18                                        20,422
      25,000                    BB/Ba3      Windstream Corp., 8.125%, 8/1/13               20,563
                                                                                       ----------
                                                                                       $   62,060
                                                                                       ----------
                                            Total Telecommunication Services           $   62,060
-------------------------------------------------------------------------------------------------
                                            UTILITIES -- 1.3%
                                            Electric Utilities -- 0.9%
      10,000                   BBB+/Baa2    Commonwealth Edison Co., 6.15%,
                                            9/15/17                                    $    8,510
      20,000                     A/A2       Northern States Power - Minnesota,
                                            5.25%, 3/1/18                                  17,778
      35,000                   BB+/Baa3     Public Service of New Mexico, 7.95%,
                                            5/15/18                                        28,556
       5,000                     A/A2       Southern California Edison Co., 5.75%,
                                            3/15/14                                         4,939
       5,000                    CCC/B3      TXU Energy Co., 10.25%, 11/1/15                 3,812
      10,000                   BBB+/Baa2    West Penn Power Co., 5.95%, 12/15/17            8,083
                                                                                       ----------
                                                                                       $   71,678
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    21

---------------------------------------------------------------------------------------------------
                  Floating      S&P/Moody's
Principal         Rate (b)      Ratings
Amount            (unaudited)   (unaudited)                                               Value
---------------------------------------------------------------------------------------------------
                                              Independent Power Producer & Energy Traders -- 0.4%
$        40,000                  BBB-/Baa3    Panoche Energy Center LLC, 6.885%,
                                              7/31/29 (144A)                             $   31,418
                                                                                         ----------
                                              Total Utilities                            $  103,096
---------------------------------------------------------------------------------------------------
                                              TOTAL CORPORATE BONDS
                                              (Cost $2,574,415)                          $2,155,132
---------------------------------------------------------------------------------------------------
                                              U.S. GOVERNMENT AND
                                              AGENCY OBLIGATIONS -- 27.8%
                                              Government -- 27.8%
        318,900                   AAA/Aaa     Federal Home Loan Mortgage Corp., 6.5%
                                              8/1/37                                     $  318,521
        491,239                   AAA/Aaa     Federal National Mortgage Association,
                                              5.5%, 12/1/37                                 480,209
        304,104                   AAA/Aaa     Federal National Mortgage Association,
                                              6.5%, 1/1/38                                  308,400
        435,774                   AAA/Aaa     Federal National Mortgage Association,
                                              6.5%, 4/1/38                                  441,929
        251,310                   AAA/Aaa     Government National Mortgage
                                              Association, 5.5%, 1/15/38                    246,775
        197,767                   AAA/Aaa     Government National Mortgage
                                              Association, 5.5%, 1/15/38                    188,982
         50,000                   AAA/Aaa     U.S. Treasury Bonds, 6.25%, 8/15/23 (c)        57,242
         95,753                   AAA/Aaa     U.S. Treasury Inflation Notes, 1.875%,
                                              7/15/15                                        84,561
                                                                                         ----------
                                                                                         $2,126,619
---------------------------------------------------------------------------------------------------
                                              TOTAL U.S. GOVERNMENT AND AGENCY
                                              OBLIGATIONS
                                              (Cost $2,027,472)                          $2,126,619
---------------------------------------------------------------------------------------------------
                                              FOREIGN GOVERNMENT BONDS -- 30.0%
                                              Government -- 30.0%
 EURO   129,000                   AAA/Aaa     Bonos Y Oblig Del ES, 4.4%, 1/31/15        $  167,592
 EURO   110,000                   A+/Aa2      Buoni Poliennali DE, 4.75%, 2/1/13            143,452
 CAD    225,000                   AAA/Aaa     Canada Housing Trust, 3.55%, 9/15/13          187,555
 EURO   163,000                   AAA/Aaa     Deutchsland Rep Bundes, 5.25%, 1/4/11         218,914
 EURO    67,000                   AAA/Aaa     Government of France, 3.75%, 4/25/21           79,310
 JPY 20,000,000                    AA/Aa3     Japan Government 10-Yr, 1.7%, 9/20/16         210,431
 JPY 18,000,000                    AA/Aa3     Japan Government 10-Yr, 1.8%, 6/21/10         186,075
 JPY 17,000,000                    AA/Aa3     Japan Government 20-Yr, 1.5%, 3/20/19         171,655
 JPY  2,500,000                    AA/Aa3     Japan Government 30-Yr, 2.3%,
                                              12/20/36                                       25,550
 JPY 37,000,000                    AA/Aa3     Japan Government 5-Yr, 1.2%, 3/20/12          380,864
         10,000                    A/Aa3      Korea Development Bank, 5.3%, 1/17/13           8,980
 EURO    91,000                   NR/Aaa      Netherlands Government, 5.5%, 1/15/28         126,084

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------------
                   Floating      S&P/Moody's
Principal          Rate (b)      Ratings
Amount             (unaudited)   (unaudited)                                                 Value
-------------------------------------------------------------------------------------------------------
                                                Government -- (continued)
  EURO    110,000                   AAA/Aaa     Republic of Austria, 7.0%, 7/15/14           $  141,929
  GBP     46,000                    AAA/Aaa     United Kingdom Treasury, 4.25%,
                                                12/7/27                                          68,488
  GBP     29,000                    AAA/Aaa     United Kingdom Treasury, 4.75%, 3/7/20           46,851
  GBP     22,000                    AAA/Aaa     United Kingdom Treasury, 4.75%, 6/7/10           36,517
  GBP     25,000                    AAA/Aaa     United Kingdom Treasury, 4.75%, 9/7/15           41,475
  GBP     30,000                    AAA/Aaa     United Kingdom Treasury, 5.0%, 9/7/14            50,750
                                                                                             ----------
                                                                                             $2,292,472
-------------------------------------------------------------------------------------------------------
                                                TOTAL FOREIGN GOVERNMENT BONDS
                                                (Cost $2,409,366)                            $2,292,472
-------------------------------------------------------------------------------------------------------
                                                MUNICIPAL BONDS -- 0.9%
                                                GOVERNMENT -- 0.9%
                                                Municipal Higher Education -- 0.9%
$         50,000                    AAA/Aaa     California State University Revenue, 5.0%,
                                                11/1/39                                      $   44,113
          25,000                    AAA/Aaa     Connecticut State Health & Educational,
                                                5.0%, 7/1/42                                     23,491
                                                                                             ----------
                                                                                             $   67,604
-------------------------------------------------------------------------------------------------------
                                                TOTAL MUNICIPAL BONDS
                                                (Cost $73,795)                               $   67,604
-------------------------------------------------------------------------------------------------------
                                                TEMPORARY CASH INVESTMENT -- 0.8%
                                                Security Lending Collateral -- 0.8% (d)
                                                Certificates of Deposit:
           1,287                                Abbey National Plc, 3.15%, 8/13/09           $    1,287
           1,287                                Banco Santander NY, 3.09%, 12/22/08               1,287
             466                                Bank of Scotland NY, 2.89%, 11/4/08                 466
             775                                Bank of Scotland NY, 2.96%, 11/3/08                 775
           2,062                                Bank of Scotland NY, 3.01%, 6/5/09                2,062
           1,287                                Bank of Scotland NY, 3.06%, 3/5/09                1,287
           2,324                                Barclays Bank, 2.85%, 5/27/09                     2,324
             256                                Calyon NY, 4.62%, 1/16/09                           256
             151                                Calyon NY, 4.62%, 1/16/09                           151
           2,580                                CBA, 4.87%, 7/16/09                               2,580
           2,324                                DNB NOR Bank ASA NY, 3.04%, 6/5/09                2,324
           2,365                                Intesa SanPaolo S.p.A., 2.88%, 5/22/09            2,365
           2,324                                New York Life Global, 2.99%, 9/4/09               2,324
             122                                NORDEA NY, 3.68%, 12/1/08                           122
             151                                NORDEA NY, 4.13%, 4/9/09                            151
           1,934                                Royal Bank of Canada NY, 3.0%, 8/7/09             1,934
             256                                Skandinavian Enskilda Bank NY, 2.79%,
                                                2/13/09                                             257
           2,580                                Societe Generale, 3.29%, 9/4/09                   2,581

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    23

-------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (b)      Ratings
Amount         (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------
                                            Security Lending Collateral -- (continued)
$      2,324                                Svenska Bank NY, 4.61%, 7/8/09             $    2,325
       2,580                                U.S. Bank NA, 2.91%, 8/24/09                    2,581
                                                                                       ----------
                                                                                       $   29,439
-------------------------------------------------------------------------------------------------
                                            Commercial Paper:
       2,534                                American Honda Finance Corp., 4.95%,
                                            7/14/09                                    $    2,534
       1,287                                Bank of Nova Scotia, 3.14%, 5/5/09              1,287
         245                                BBVA U.S., 2.83%, 3/12/09                         245
         256                                Met Life, Inc., 2.7%, 11/3/08                     256
         775                                John Deere Capital Corp., 2.82%,
                                            12/12/08                                          775
       2,580                                Monumental Global Funding, Ltd., 3.2%,
                                            8/17/09                                         2,580
       2,575                                HSBC Bank, Inc., 3.2%, 8/14/09                  2,575
       1,159                                General Electric Capital Corp., 4.25%,
                                            1/5/09                                          1,159
       1,287                                General Electric Capital Corp., 2.86%,
                                            3/16/09                                         1,287
       1,287                                CME Group, Inc., 3.0%, 8/6/09                   1,287
         478                                IBM, 2.85%, 2/13/09                               478
       1,287                                IBM, 3.03%, 9/25/09                             1,287
       2,324                                Met Life Global Funding, 3.19%, 6/12/09         2,324
       2,190                                Westpac Banking Corp., 2.34%, 6/1/09            2,191
                                                                                       ----------
                                                                                       $   20,265
-------------------------------------------------------------------------------------------------
                                            Tri-party Repurchase Agreements:
       5,161                                ABN Amro, 0.2%, 11/3/08                    $    5,161
         629                                Barclays Capital Markets, 0.2%, 11/3/08           629
                                                                                       ----------
                                                                                       $    5,790
-------------------------------------------------------------------------------------------------
                                            Money Market Mutual Fund:
       2,580                                JP Morgan, U.S. Government Money
                                            Market Fund                                $    2,580
-------------------------------------------------------------------------------------------------
                                            Other:
         175                                ABS CFAT 2008-A A1, 3.005%, 4/27/09        $      175
-------------------------------------------------------------------------------------------------
                                            Total Securities Lending Collateral        $   58,249
-------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENT
                                            (Cost $58,249)                             $   58,249
-------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 93.9%
                                            (Cost $7,835,031) (a)(e)                   $7,178,387
-------------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND LIABILITIES -- 6.1%       $  462,970
-------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                 $7,641,357
=================================================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

(PIK)  Represents a pay in kind security.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2008, the value of these securities amounted to $226,855 or 3.0% of total net assets.

(a) At October 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $7,835,172 was as follows:

        Aggregate gross unrealized gain for all investments in
          which there is an excess of value over tax cost           $  105,732
        Aggregate gross unrealized loss for all investments in
          which there is an excess of tax cost over value             (762,517)
                                                                     ----------
        Net unrealized loss                                          $ (656,785)
                                                                     ==========

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)    At October 31, 2008, the following security was out on loan:

--------------------------------------------------------------------------------
Principal Amount      Security                                      Value
--------------------------------------------------------------------------------
         $49,000      U.S. Treasury Bonds, 6.25%, 8/15/23           $56,097
--------------------------------------------------------------------------------
                      Total                                         $56,097
================================================================================

(d)   Securities lending collateral is managed by Credit Suisse

(e) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

      United States                                                   59.0%
      Japan                                                           13.7
      United Kingdom                                                   5.0
      France                                                           3.9
      Italy                                                            3.7
      Canada                                                           3.3
      Germany                                                          3.1
      Spain                                                            2.4
      Austria                                                          2.0
      Netherlands                                                      1.8
      Norway                                                           1.4
      Other (individually less than 1%)                                0.7
                                                                    -----
                                                                    100.0%
                                                                    =====

(f)   Security is fair valued (See note A).

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

      CAD   Canadian Dollar
      GBP   British Pound Sterling
      EURO  Euro
      JPY   Japanese Yen

Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2008 aggregated $10,865,004 and $3,108,992, respectively.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    25

Statement of Assets and Liabilities | 10/31/08

ASSETS:
  Investment in securities, at value
   (including securities loaned of $56,097) (cost $7,835,031)             $7,178,387
  Futures Collateral (cost $17,046)                                           15,108
  Foreign currencies, at value (cost $665,749)                               594,189
  Receivables --
   Fund shares sold                                                               42
   Interest                                                                   92,482
   Forward foreign currency portfolio hedge contracts, open net               10,561
   Due from Pioneer Investment Management, Inc.                               14,179
  Other                                                                       30,046
------------------------------------------------------------------------------------
     Total assets                                                         $7,934,994
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $   76,560
   Fund shares repurchased                                                     9,250
   Dividends                                                                  15,649
   Upon return of securities loaned                                           58,249
   Forward foreign currency settlement contracts, open net                     1,578
   Variation margin                                                            5,757
  Due to bank                                                                 66,402
  Due to affiliates                                                            1,295
  Accrued expenses                                                            58,897
------------------------------------------------------------------------------------
     Total liabilities                                                    $  293,637
------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $8,371,963
  Accumulated net investment loss                                            (24,633)
  Accumulated net realized loss on investments, foreign currency
   transactions and futures contracts                                           (141)
  Net unrealized loss on investments                                        (656,644)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                  (71,601)
  Net unrealized gain on futures contracts                                    22,413
------------------------------------------------------------------------------------
     Total net assets                                                     $7,641,357
====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $3,628,115/392,225 shares)                            $     9.25
  Class C (based on $2,471,414/267,662 shares)                            $     9.23
  Class Y (based on $1,541,828/166,666 shares)                            $     9.25
MAXIMUM OFFERING PRICE:
  Class A ($9.25 [divided by] 95.5%)                                      $     9.69
====================================================================================

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Statement of Operations

For the period from 12/28/07 (Commencement of Operations) to 10/31/08

INVESTMENT INCOME:
  Dividends                                                                 $     453
  Interest                                                                    284,169
  Income from securities loaned, net                                              609
----------------------------------------------------------------------------------------------------
     Total investment income                                                               $ 285,231
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $  33,915
  Transfer agent fees and expenses
   Class A                                                                      4,009
   Class C                                                                      1,056
   Class Y                                                                         43
  Distribution fees
   Class A                                                                      7,505
   Class C                                                                     22,195
  Administrative fees                                                           1,526
  Custodian fees                                                               17,648
  Registration fees                                                            51,685
  Professional fees                                                            58,792
  Printing expense                                                             19,021
  Fees and expenses of nonaffiliated trustees                                   4,578
  Miscellaneous                                                                 3,433
----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 225,406
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                          (139,055)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $  86,351
----------------------------------------------------------------------------------------------------
       Net investment income                                                               $ 198,880
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                              $  18,187
   Futures contracts                                                          (31,500)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        (64,589)     $ (77,902)
----------------------------------------------------------------------------------------------------
  Net unrealized gain (loss) on:
   Investments                                                              $(656,644)
   Futures contracts                                                           22,413
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                        (71,601)     $(705,832)
----------------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts, and foreign
   currency transactions                                                                   $(783,734)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                     $(584,854)
====================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    27

Statements of Changes in Net Assets

For the period from 12/28/07 (Commencement of Operations) to 10/31/08

--------------------------------------------------------------------------------------------------------------
                                                                                             12/28/07
                                                                                             (Commencement
                                                                                             of Operations) to
                                                                                             10/31/08
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                                        $   198,880
Net realized loss on investments, futures contracts, and foreign currency transactions           (77,902)
Net unrealized loss on investments, futures contracts, and foreign
  currency transactions                                                                         (705,832)
--------------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations                                      $  (584,854)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.18 per share)                                                                  $   (73,064)
  Class C ($0.12 per share)                                                                      (33,384)
  Class Y ($0.18 per share)                                                                      (31,099)
Net realized gain
  Class A ($0.02 per share)                                                                       (7,405)
  Class C ($0.02 per share)                                                                       (4,910)
  Class Y ($0.02 per share)                                                                       (2,984)
Tax return of capital
  Class A ($0.05 per share)                                                                      (20,377)
  Class C ($0.05 per share)                                                                      (13,931)
  Class Y ($0.05 per share)                                                                       (8,350)
--------------------------------------------------------------------------------------------------------------
   Total distributions to shareowners                                                        $  (195,504)
--------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             $ 7,401,879
Reinvestment of distributions                                                                     73,332
Cost of shares repurchased                                                                    (2,386,831)
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share transactions                         $ 5,088,380
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets                                                                $ 4,308,022
NET ASSETS:
Beginning period (initial capitalization -- 300,000 shares)                                  $ 3,333,335
--------------------------------------------------------------------------------------------------------------
End of period                                                                                $ 7,641,357
--------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                              $   (24,633)
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

----------------------------------------------------------------------------
                                               '08 Shares         '08 Amount
----------------------------------------------------------------------------
Class A*
Shares sold                                     570,340           $5,815,358
Reinvestment of distributions                     5,600               56,004
Less shares repurchased                        (183,715)          (1,835,801)
----------------------------------------------------------------------------
   Net increase                                 392,225           $4,035,561
============================================================================
Class C*
Shares sold                                     321,052           $3,253,191

Reinvestment of distributions                     1,725               17,328
Less shares repurchased                         (55,115)            (551,030)
----------------------------------------------------------------------------
   Net increase                                 267,662           $2,719,489
============================================================================
Class Y*
Shares sold                                     166,666           $1,666,665
----------------------------------------------------------------------------
   Net increase                                 166,666           $1,666,665
============================================================================

* Class A, C and Y shares were first publicly offered on December 28, 2007.

The accompanying notes are an integral part of these financial statements.

             Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08    29

Financial Highlights

----------------------------------------------------------------------------------
                                                                    12/28/07 (a)
                                                                    (Commencement
                                                                    of Operations)
                                                                    to 10/31/08
----------------------------------------------------------------------------------
 Class A
 Net asset value, beginning of period                               $10.00
----------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                             $ 0.25
  Net realized and unrealized loss on investments                    (0.75)
----------------------------------------------------------------------------------
    Net decrease in net assets from investment operations           $(0.50)
 Distributions to shareowners:
  Net investment income                                              (0.18)
  Net realized gain                                                  (0.02)
  Tax return of capital                                              (0.05)
----------------------------------------------------------------------------------
 Net decrease in net asset value                                    $(0.75)
----------------------------------------------------------------------------------
 Net asset value, end of period                                     $ 9.25
==================================================================================
 Total return*                                                       (5.18)%***
 Ratio of net expenses to average net assets                          1.00%* *
 Ratio of net investment income to average net assets                 3.23%* *
 Portfolio turnover rate                                                46%***
 Net assets, end of period (in thousands)                           $3,628
 Ratios with no waiver of fees and assumption of expenses by PIM
    Net expenses                                                      3.16%* *
    Net investment loss                                               1.07%* *
----------------------------------------------------------------------------------

(a)  Class A shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

----------------------------------------------------------------------------------
                                                                    12/28/07 (a)
                                                                    (Commencement
                                                                    of Operations)
                                                                    to 10/31/08
----------------------------------------------------------------------------------
 Class C
 Net asset value, beginning of period                               $10.00
----------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                             $ 0.18
  Net realized and unrealized loss on investments                    (0.76)
----------------------------------------------------------------------------------
    Net decrease in net assets from investment operations           $(0.58)
 Distributions to shareowners:
  Net investment income                                              (0.12)
  Net realized gain                                                  (0.02)
  Tax return of capital                                              (0.05)
----------------------------------------------------------------------------------
 Net decrease in net asset value                                    $(0.77)
----------------------------------------------------------------------------------
 Net asset value, end of period                                     $ 9.23
==================================================================================
 Total return*                                                       (5.95)%***
 Ratio of net expenses to average net assets                          1.90%* *
 Ratio of net investment income to average net assets                 2.29%* *
 Portfolio turnover rate                                                46%***
 Net assets, end of period (in thousands)                           $2,471
 Ratios with no waiver of fees and assumption of expenses by PIM
  Net expenses                                                        3.84%* *
  Net investment income                                               0.35%* *
----------------------------------------------------------------------------------

(a)  Class C shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.

The accompanying notes are an integral part of these financial statements.

          Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08       31

----------------------------------------------------------------------------------
                                                                    12/28/07 (a)
                                                                    (Commencement
                                                                    of Operations)
                                                                    to 10/31/08
----------------------------------------------------------------------------------
 Class Y
 Net asset value, beginning of period                               $10.00
----------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                             $ 0.27
  Net realized and unrealized loss on investments                    (0.77)
----------------------------------------------------------------------------------
    Net decrease in net assets from investment operations           $(0.50)
 Distributions to shareowners:
  Net investment income                                              (0.18)
  Net realized gain                                                  (0.02)
  Tax return of capital                                              (0.05)
----------------------------------------------------------------------------------
 Net decrease in net asset value                                    $(0.75)
----------------------------------------------------------------------------------
 Net asset value, end of period                                     $ 9.25
==================================================================================
 Total return*                                                       (5.12)%***
 Ratio of net expenses to average net assets                          0.89%* *
 Ratio of net investment income to average net assets                 3.22%* *
 Portfolio turnover rate                                                46%***
 Net assets, end of period (in thousands)                           $1,542
 Ratios with no waiver of fees and assumption of expenses by PIM
  Net expenses                                                        2.82%* *
  Net investment income                                               1.29%* *
----------------------------------------------------------------------------------

(a)  Class Y shares were first publicly offered on December 28, 2007.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
***  Not Annualized.

The accompanying notes are an integral part of these financial statements.

32      Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Notes to Financial Statements | 10/31/08

1. Organization and Significant Accounting Policies

Pioneer Global Aggregate Bond Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares - Class A, Class C, and Class Y shares. Class A, Class C, and Class Y shares were first publicly offered on December 28, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


        Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08         33

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At October 31, 2008, one security has been fair valued, which represents 0.3% of net assets. Temporary cash investments are valued at cost which approximates market value.

     All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.


34        Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 6)

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 2008, the Fund has reclassified $28,009 to decrease undistributed net investment income, $77,761 to decrease accumulated net realized loss in on investments, foreign currency transactions and futures contracts and $49,752 to decrease paid-in capital to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the period ended October 31, 2008 was as follows:


         Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08        35

     --------------------------------------------------------------------------
                                                                         2008
     --------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                   $152,846
     Return of capital                                                   42,658
     --------------------------------------------------------------------------
        Total                                                          $195,504
     ==========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:

     --------------------------------------------------------------------------
                                                                         2008
     --------------------------------------------------------------------------
     Distributable earnings:
     Current Year Dividend payable                                    $ (15,649)
     Unrealized depreciation                                           (714,957)
     --------------------------------------------------------------------------
        Total                                                         $(730,606)
     ==========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the tax treatment on open future contracts, the mark to market of forward currency contracts and options.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $552 in underwriting commissions on the sale of Class A shares during the period ended October 31, 2008.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same

36      Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08
     manner, at the same time, and in the same amount, except that Class A, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

H.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At October 31, 2008 open futures contracts were as follows:

     ---------------------------------------------------------------------------
                          Number of
                          Contracts      Settlement      Market       Unrealized
     Type                Long/(Short)       Month        Value           Gain
     ---------------------------------------------------------------------------
     Euro-BOBL Future        4             12/08       $572,794        $17,732
     Euro-BUND Future        2             12/08       $295,865        $ 4,681
                                                                       -------
                                                                       $22,413

          Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08       37

I.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund expenses to 1.00% and 1.90% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect through March 1, 2011 for Class A shares and through March 1, 2009 for Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5 in management fees, administrative costs and certain other services payable to PIM at October 31, 2008.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,195 in transfer agent fees payable from PIMSS at October 31, 2008.

4.   Distribution Plan

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares.


38    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $95 in distribution fees payable to PFD at October 31, 2008.

In addition, redemptions of each class of shares (except Class Y) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the period ended October 31, 2008, no CDSCs were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended October 31, 2008, the Fund's expenses were not reduced under such arrangements.

6.   Forward Foreign Currency Contracts

At October 31, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at October 31, 2008 were as follows:

-----------------------------------------------------------------------------------------------
                    Net                                                             Net
                    Contracts to         In Exchange    Settlement                  Unrealized
 Currency           (deliver)/receive    For            Date          Value         Gain (loss)
-----------------------------------------------------------------------------------------------
 GBP
 (British
 Pound Sterling)    (50,000)             $ (89,120)     11/3/08       $ (80,725)    $ 8,395
 GBP
 (British
 Pound Sterling)    (70,000)              (114,963)     12/3/08        (112,797)      2,166
-----------------------------------------------------------------------------------------------
                                                                                    $10,561
===============================================================================================

At October 31, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Fund's gross forward currency settlement contracts receivable and payable were $80,717 and $82,295, respectively, resulting in a payable of $1,578.

7.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a


        Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08         39
framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


40      Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Aggregate Bond Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Aggregate Bond Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2008, and the related statements of operations, changes in net assets and the financial highlights for the period from December 28, 2007 (Commencement of Operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Aggregate Bond Fund at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from December 28, 2007 (Commencement of Operations) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
December 19, 2008


        Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08         41

ADDITIONAL INFORMATION (unaudited)

The qualifying percentage of the Fund's ordinary distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 97.34% and 11.15%, respectively.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposal described below. The Fund is one of the funds in Pioneer Series Trust VII. A report of the total votes cast by all shareholders of all series of Pioneer Series Trust VII follows:

-----------------------------------------------------------------------------------------------------
                                                                                            Broker
                                 For                 Withhold               Abstain         Non-Votes
-----------------------------------------------------------------------------------------------------
Proposal 1 -- To elect Trustees
  John F. Cogan, Jr.             97,117,735.206      2,711,619.196          84,784.503          0.000
  Daniel K. Kingsbury            97,138,271.027      2,691,083.375          84,784.503          0.000
  David R. Bock                  97,133,385.774      2,695,968.628          84,784.503          0.000
  Mary K. Bush                   97,116,587.467      2,712,766.935          84,784.503          0.000
  Benjamin M. Friedman           97,127,767.422      2,701,586.980          84,784.503          0.000
  Margaret B.W. Graham           97,140,476.435      2,688,877.967          84,784.503          0.000
  Thomas J. Perna                97,132,102.410      2,697,251.992          84,784.503          0.000
  Marguerite A. Piret            97,134,391.182      2,694,983.220          84,784.503          0.000
  Stephen K. West                97,129,009.235      2,700,345.167          84,784.503          0.000
  John Winthrop                  97,126,660.693      2,702,693.709          84,784.503          0.000


42    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determined whether to approve the investment advisory agreement for the Fund. In connection with their approval of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on July 10, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. The initial shareholder of the Fund approved the previous investment advisory agreement and the amended and restated investment advisory agreement (hereinafter, each of the previous investment advisory agreement and the amended and restated investment advisory agreement are referred to collectively as the "investment advisory agreement").

In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the investment advisory agreement.


Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its


         Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08        43
research process. The Trustees considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM would provide to the Fund under the investment advisory agreement and that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. It was noted that PIM would supervise and monitor the performance of the Fund's service providers and provide the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund under the investment advisory agreement, were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
In considering the investment advisory agreement, the Trustees noted that Fund was newly-offered and did not have a performance history. The Trustees considered the performance results provided at regular Board meetings for other Pioneer Funds with similar investment objectives and strategies to the Fund, and concluded that the investment performance of such other Pioneer Funds was satisfactory.

Management Fee and Expenses
The Trustees considered the management fee to be paid by the Fund under the investment advisory agreement. The Trustees considered information compiled by Strategic Insight Simfund (Strategic Insight). an independent third party, to compare the Fund's proposed management fee with the other funds in the Morningstar World Bond category, and total expense data for all funds within the Morningstar World Bond category.

The Trustees considered that the Fund's proposed management fee would rank below the median management fees paid by other funds within the Morningstar World Bond category, and, at a $1 billion hypothetical asset level, in the second quintile relative to the management fees paid by other funds within the Morningstar World Bond category. The Trustees also considered the Fund's anticipated expense ratio, and considered the contractual expense limitation agreed to by PIM with respect to the Fund.

The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to


44      Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08
be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's anticipated expense ratio was reasonable, taking into account the quality of services to be provided by PIM (based on the Trustees' familiarity with PIM's management of the other Pioneer Funds and with PIM's and its affiliates' personnel) and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund would appropriately benefit from any economies of scale.

The Trustees considered that, although the Fund would pay a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate to be paid by the Fund would rank below the median management fees paid by other funds in its peer group Morningstar category, and, at a $1 billion hypothetical asset level, in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category. The Trustees also considered that PIM would be subsidizing the Fund because until it reaches adequate scale, and that, on a hypothetical basis, such fee would remain in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
The Trustees considered the other potential benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM would serve as the Fund's transfer agent and distributor. The Trustees considered that PIM and its affiliates would receive sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.


         Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08        45

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the investment advisory agreement for the Fund.


46      Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 76 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


        Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08         47

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Other
                                                                                                                  Directorships
                            Position Held            Length of Service             Principal Occupation During    Held by this
Name and Age                with the Fund            and Term of Office            Past Five Years                Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2001.           Deputy Chairman and a          None
                            Trustee and President    Serves until a successor      Director of Pioneer Global
                                                     trustee is elected or         Asset Management S.p.A.
                                                     earlier retirement or         ("PGAM"); Non-Executive
                                                     removal.                      Chairman and a Director of
                                                                                   Pioneer Investment
                                                                                   Management USA Inc.
                                                                                   ("PIM-USA"); Chairman and a
                                                                                   Director of Pioneer;
                                                                                   Chairman and Director of
                                                                                   Pioneer Institutional Asset
                                                                                   Management, Inc. (since
                                                                                   2006); Director of Pioneer
                                                                                   Alternative Investment
                                                                                   Management Limited (Dublin);
                                                                                   President and a Director of
                                                                                   Pioneer Alternative Invest-
                                                                                   ment Management (Bermuda)
                                                                                   Limited and affiliated
                                                                                   funds; Director of PIOGLOBAL
                                                                                   Real Estate Investment Fund
                                                                                   (Russia) (until June 2006);
                                                                                   Director of Nano-C, Inc.
                                                                                   (since 2003); Director of
                                                                                   Cole Management Inc. (since
                                                                                   2004); Director of Fiduciary
                                                                                   Counseling, Inc.; President
                                                                                   and Director of Pioneer
                                                                                   Funds Distributor, Inc.
                                                                                   ("PFD") (until May 2006);
                                                                                   President of all of the
                                                                                   Pioneer Funds; and Of
                                                                                   Counsel, Wilmer Cutler
                                                                                   Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March           Director, CEO and President    None
                            Vice President           2007. Serves until a          of Pioneer Investment
                                                     successor trustee is          Management USA Inc. (since
                                                     elected or earlier retire-    February 2007); Director and
                                                     ment or removal.              President of Pioneer
                                                                                   Investment Management, Inc.
                                                                                   and Pioneer Institutional
                                                                                   Asset Management, Inc.
                                                                                   (since February 2007);
                                                                                   Executive Vice President of
                                                                                   all of the Pioneer Funds
                                                                                   (since March 2007); Director
                                                                                   of Pioneer Global Asset
                                                                                   Management S.p.A. (since
                                                                                   April 2007); Head of New
                                                                                   Markets Division, Pioneer
                                                                                   Global Asset Management
                                                                                   S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

48    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                           Position Held    Length of Service           Principal Occupation During     Other Directorships
Name and Age               with the Fund    and Term of Office          Past Five Years                 Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)         Trustee          Trustee since 2005.         Executive Vice President and    Director of Enterprise
                                            Serves until a successor    Chief Financial Officer,        Community Investment, Inc.
                                            trustee is elected or       I-trax, Inc. (publicly          (privately-held affordable
                                            earlier retirement or       traded health care services     housing finance company);
                                            removal.                    company) (2004 - 2007);         and Director of New York
                                                                        Partner, Federal City           Mortgage Trust (publicly
                                                                        Capital Advisors (boutique      traded mortgage REIT)
                                                                        merchant bank) (1997 to 2004
                                                                        and 2008 - present); and
                                                                        Executive Vice President and
                                                                        Chief Financial Officer,
                                                                        Pedestal Inc.
                                                                        (internet-based mortgage
                                                                        trading company) (2000 -
                                                                        2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee          Trustee since 2001.         President, Bush                 Director of Marriott
                                            Serves until a successor    International, LLC              International, Inc.;
                                            trustee is elected or       (international financial        Director of Discover
                                            earlier retirement or       advisory firm)                  Financial Services (credit
                                            removal.                                                    card issuer and electronic
                                                                                                        payment services); Director
                                                                                                        of Briggs & Stratton Co.
                                                                                                        (engine manufacturer);
                                                                                                        Director of UAL Corporation
                                                                                                        (airline holding company);
                                                                                                        Director of Mantech
                                                                                                        International Corporation
                                                                                                        (national security, defense,
                                                                                                        and intelligence technology
                                                                                                        firm); and Member, Board of
                                                                                                        Governors, Investment
                                                                                                        Company Institute
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08  49

------------------------------------------------------------------------------------------------------------------------------------
                        Position Held    Length of Service          Principal Occupation During      Other Directorships
Name and Age            with the Fund    and Term of Office         Past Five Years                  Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman    Trustee          Trustee since May,         Professor, Harvard University    Trustee, Mellon Institutional
(64)                                     2008. Serves until a                                        Funds Investment Trust and
                                         successor trustee is                                        Mellon Institutional Funds
                                         elected or earlier                                          Master Portfolio (oversees
                                         retirement or removal.                                      17 portfolios in fund
                                                                                                     complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham    Trustee          Trustee since 2001.        Founding Director, Vice          None
(61)                                     Serves until a successor   President and Corporate
                                         trustee is elected or      Secretary, The Winthrop
                                         earlier retirement or      Group, Inc. (consulting
                                         removal.                   firm); and Desautels Faculty
                                                                    of Management, McGill
                                                                    University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)    Trustee          Trustee since 2006.        Chief Executive Officer,         None
                                         Serves until a successor   Quadriserv, Inc. (2008 -
                                         trustee is elected or      present) (technology
                                         earlier retirement or      products for securities
                                         removal.                   lending industry); Private
                                                                    investor (2004 - 2008); and
                                                                    Senior Executive Vice
                                                                    President, The Bank of New
                                                                    York (financial and
                                                                    securities services) (1986 -
                                                                    2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret     Trustee          Trustee since 2001.        President and Chief              Director of New America High
(60)                                     Serves until a successor   Executive Officer, Newbury,      Income Fund, Inc. (closed-end
                                         trustee is elected or      Piret & Company, Inc.            investment company)
                                         earlier retirement or      (investment banking firm)
                                         removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)    Trustee          Trustee since 2001.        Senior Counsel, Sullivan &       Director, The Swiss Helvetia
                                         Serves until a successor   Cromwell LLP (law firm)          Fund, Inc. (closed-end
                                         trustee is elected or                                       investment company)
                                         earlier retirement or
                                         removal.
------------------------------------------------------------------------------------------------------------------------------------


50        Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                             Position Held         Length of Service           Principal Occupation During    Other Directorships
Name and Age                 with the Fund         and Term of Office          Past Five Years                Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at       Secretary of PIM-USA; Senior   None
                                                   the discretion of the       Vice President - Legal of
                                                   Board                       Pioneer; Secretary/Clerk of
                                                                               most of PIM-USA's
                                                                               subsidiaries; and Secretary
                                                                               of all of the Pioneer Funds
                                                                               since September 2003
                                                                               (Assistant Secretary from
                                                                               November 2000 to September
                                                                               2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at       Associate General Counsel of   None
                                                   the discretion of the       Pioneer since January 2008
                                                   Board                       and Assistant Secretary of
                                                                               all of the Pioneer Funds
                                                                               since September 2003; Vice
                                                                               President and Senior Counsel
                                                                               of Pioneer from July 2002 to
                                                                               December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.           Vice President - Fund           None
                                                   Serves at the discretion    Accounting, Administration
                                                   of the Board                and Controllership Services
                                                                               of Pioneer; and Treasurer of
                                                                               all of the Pioneer Funds
                                                                               since March 2008; Deputy
                                                                               Treasurer of Pioneer from
                                                                               March 2004 to February 2008;
                                                                               Assistant Treasurer of all
                                                                               of the Pioneer Funds from
                                                                               March 2004 to February 2008;
                                                                               and Treasurer and Senior
                                                                               Vice President, CDC IXIS
                                                                               Asset Management Services
                                                                               from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2001. Serves at       Assistant Vice President -      None
                                                   the discretion of the       Fund Accounting,
                                                   Board                       Administration and
                                                                               Controllership Services of
                                                                               Pioneer; and Assistant
                                                                               Treasurer of all of the
                                                                               Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at       Fund Accounting Manager -       None
                                                   the discretion of the       Fund Accounting,
                                                   Board                       Administration and None
                                                                               Controllership Services of
                                                                               Pioneer; and Assistant
                                                                               Treasurer of all of the
                                                                               Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

          Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08       51

------------------------------------------------------------------------------------------------------------------------------------
                             Position Held         Length of Service            Principal Occupation During     Other Directorships
Name and Age                 with the Fund         and Term of Office           Past Five Years                 Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves at       Fund Administration Manager     None
                                                    the discretion of the       - Fund Accounting,
                                                    Board                       Administration and
                                                                                Controllership Services
                                                                                since June 2003 and
                                                                                Assistant Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                September 2003; Assistant
                                                                                Vice President - Mutual Fund
                                                                                Operations of State Street
                                                                                Corporation from June 2002
                                                                                to June 2003 (formerly
                                                                                Deutsche Bank Asset
                                                                                Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance      Since January 2007.         Chief Compliance Officer of     None
                              Officer               Serves at the discretion    Pioneer since December 2006
                                                    of the Board                and of all the Pioneer Funds
                                                                                since January 2007; Vice
                                                                                President and Compliance
                                                                                Officer, MFS Investment
                                                                                Management (August 2005 to
                                                                                December 2006); Consultant,
                                                                                Fidelity Investments
                                                                                (February 2005 to July
                                                                                2005); Independent
                                                                                Consultant (July 1997 to
                                                                                February 2005)
------------------------------------------------------------------------------------------------------------------------------------


52    Pioneer Global Aggregate Bond Fund | Annual Report | 10/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Global Diversified Equity Fund
Annual Report | October 31, 2008

Ticker Symbols:
Class A   PGDBX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              7

Prices and Distributions                                                       8

Performance Update                                                             9

Comparing Ongoing Fund Expenses                                               10

Schedule of Investments                                                       12

Financial Statements                                                          22

Notes to Financial Statements                                                 26

Report of Independent Registered Public Accounting Firm                       33

Approval of Investment Advisory Agreement                                     35

Trustees, Officers and Service Providers                                      38



          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential chances for making money in many corners of the market, it takes


2    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08
research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    3

Portfolio Management Discussion | 10/31/08

In the following interview, portfolio managers Harald Staudinger and Michael Rachor discuss the factors that influenced performance for the abbreviated annual period between the Fund's inception on June 3, 2008, and October 31, 2008.

Q  How did the Fund perform over the abbreviated annual period?

A The Fund's Class A shares had a total return of -38.50% at net asset value from June 3, 2008 through October 31, 2008. From May 31, 2008 through October 31, 2008, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index, returned -36.68%. The global environment for equities was extraordinarily challenging, and an extreme flight to safety on the part of market participants provided a headwind for the Fund's approach.

Q Can you review the market environment for stocks globally since the Fund began operations?

A The period saw continued faltering in global economies and a heightening of financial market distress related to the credit market crisis. Developments reached a crescendo in September, as the month opened with the U.S. government takeover of Fannie Mae and Freddie Mac, who together own or guarantee roughly half of the U.S. mortgage market. This was followed by the failure of leading investment bank Lehman Brothers and the bailout by the U.S. Treasury of global insurance conglomerate AIG. As September drew to a close, Morgan Stanley and Goldman Sachs converted from investment banks to bank holding companies in order to qualify for government support, and the FDIC seized giant thrift Washington Mutual in order to facilitate its sale to JP Morgan Chase. As these events unfolded, the Bush administration won approval of a rescue package designed to shore up the balance sheets of major financial institutions, but the ultimate execution and impact of this initiative remained unclear. In Europe, conditions were little better as governments struggled to develop a coordinated response to stabilizing their own endangered banks.

   The net result was a severe loss of liquidity as the credit markets seized. Global stock markets fell sharply during the period, with any positive relative performance driven by an investor focus on companies and sectors with strong defensive characteristics that overrode any other investment thesis. U.S. equities have held up slightly better than their European and Japanese counterparts during the period, although all three major developed markets saw double digit percentage declines.


4    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Q  Can you review how you manage the Fund is managed?

A Our process of selecting securities to hold in the Fund is based primarily on a quantitative evaluation of individual stocks, with an additional level of analysis based on a review of company fundamentals.

   We start by applying a quantitative screen to approximately 2,400 stocks globally in both developed and emerging markets. Our model incorporates factors related to both a company's valuation and stock price momentum. It is designed to identify those companies that are both low-priced and carry the potential to benefit investors with improved performance. In broad terms, we are seeking to benefit from the tendency of certain investors to rely on a company's recent business performance in looking ahead to its prospects.

   Once we have used our model to gather initial investment ideas, these companies are subjected to fundamental analysis by our research team. Fundamental factors we look at include the strength of the company's business model and balance sheet composition, as well as the outlook for its industry sector. In doing this analysis, the goal is to avoid holding companies that are inexpensive for a good reason.

   Ultimately, we seek to build a portfolio of solid stocks for which we feel investors have unreasonably low expectations, and sell them once expectations become inflated.

Q  How have you invested assets during the period since the Fund's inception?

A At the end of October 2008, the Fund was invested approximately 46% in the U.S., 32% in Europe, 15% in the Pacific region (including Japan) and 7% in emerging markets. In terms of sectors, the emphasis our stock selection model places on valuation has resulted in the Fund being somewhat overweight in financial stocks, which has not helped relative performance. Among financials, our fundamental analysis has led us to favor institutions with strong balance sheets and diverse sources of revenue not related to investment banking. These include Bank of New York as well as European banks Banco Santander and HSBC.

   Given that the global economy appears headed into recession, the fundamental analysis we perform has led us in the direction of the more defensive stocks among those identified by our quantitative process. Examples among the Fund's larger holdings include Walmart, the leader in the low cost consumer space, and consumer staples giant Johnson & Johnson. The healthcare sector also contains many companies with strong defensive characteristics, and the Fund has significant positions in Baxter International and Genzyme among pharmaceuticals.


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    5

   The market environment since the Fund began operations has not been favorable for our stock selection process, as investors appear to have ignored valuation factors in favor of a tight focus on companies that they believe are defensively positioned with respect to the prevailing liquidity crisis. We believe that over time our disciplined approach to stock selection should be rewarded, as market conditions ultimately stabilize and investors broaden their focus.

Please refer to the Schedule of Investments on pages 12-21 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investing in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sector.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


6    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Portfolio Summary | 10/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                51.4%
U.S. Common Stocks                                                         46.9%
Depositary Receipts for International Stock                                 1.4%
International Preferred Stocks                                              0.3%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              45.6%
Japan                                                                      14.7%
Germany                                                                     5.5%
France                                                                      5.2%
United Kingdom                                                              4.4%
Spain                                                                       3.2%
Netherlands                                                                 3.1%
Switzerland                                                                 2.8%
Austria                                                                     1.9%
Hong Kong                                                                   1.8%
Bermuda                                                                     1.6%
Italy                                                                       1.3%
Taiwan                                                                      1.2%
Singapore                                                                   1.2%
Other (individually less than 1%)                                           6.5%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.    The Bank of New York Mellon Corp.                                   2.20%
--------------------------------------------------------------------------------
 2.    Wal-Mart Stores, Inc.                                               2.10
--------------------------------------------------------------------------------
 3.    HSBC Holding Plc                                                    2.04
--------------------------------------------------------------------------------
 4.    Genzyme Corp.                                                       1.98
--------------------------------------------------------------------------------
 5.    The Travelers Companies, Inc.                                       1.89
--------------------------------------------------------------------------------
 6.    Baxter International, Inc.                                          1.68
--------------------------------------------------------------------------------
 7.    Banco Santander Central Hispano SA                                  1.57
--------------------------------------------------------------------------------
 8.    Johnson & Johnson Co.                                               1.49
--------------------------------------------------------------------------------
 9.    Duke Energy Corp.                                                   1.42
--------------------------------------------------------------------------------
10.    Medco Health Solutions, Inc.                                        1.37
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    7

Prices and Distributions | 10/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

      Class                        10/31/08                         6/3/08
        A                           $ 6.15                         $ 10.00
--------------------------------------------------------------------------------

Distributions per Share: 6/3/08-10/31/08
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
      Class            Income          Capital Gains     Capital Gains
        A              $ --                $ --              $ --
--------------------------------------------------------------------------------


8    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Performance Update | 10/31/08                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global Diversified Equity Fund at public offering price, compared to that of the MSCI World Index.

Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                           Net Asset             Public Offering
Period                                     Value (NAV)           Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(6/3/08)                                   -38.50%               -38.50%
--------------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated June 3, 2008)
--------------------------------------------------------------------------------
                                           Gross                 Net
--------------------------------------------------------------------------------
                                             4.32%                1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                        Pioneer
                        Global
                        Diversified             MSCI
                        Equity                  World
                        Fund                    Index
6/08                    9,425                   10,000
10/08                   6,360                    6,878

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 5.75% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International World (MSCI) Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


          Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    9

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of expenses:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result by the number in (1) above the first row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Diversified Equity Fund

Based on actual returns from June 3, 2008 through October 31, 2008.

Share Class                                                                A
Beginning Account Value On 6/3/08                                     $ 1,000.00
--------------------------------------------------------------------------------
Ending Account Value On 10/31/08                                      $   615.00
--------------------------------------------------------------------------------
Expenses Paid During Period*                                          $     4.33
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30% for Class A shares, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the actual days in the period).


10    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Hypothetical Example for Comparison Purposes

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Diversified Equity Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from June 3, 2008 through October 31, 2008.


Share Class                                                                A
Beginning Account Value On 6/3/08                                     $ 1,000.00
--------------------------------------------------------------------------------
Ending Account Value On 10/31/08                                      $ 1,015.27
--------------------------------------------------------------------------------
Expenses Paid During Period*                                          $     5.40
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.30% for Class A shares, multiplied by the average account value over the period, multiplied by 151/366 (to reflect the actual days in the period).


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    11

Schedule of Investments | 10/31/08

Shares                                                         Value
            PREFERRED STOCK -- 0.3%
            AUTOMOBILES & COMPONENTS -- 0.3%
            Automobile Manufacturers -- 0.3%
     88     Volkswagen AG                                      $    5,439
-------------------------------------------------------------------------
            TOTAL PREFERRED STOCK
            (Cost $12,849)                                     $    5,439
-------------------------------------------------------------------------
            COMMON STOCKS -- 90.3%
            ENERGY -- 8.4%
            Integrated Oil & Gas -- 7.1%
  1,732     BP Amoco Plc                                       $   14,259
    305     Chevron Corp.                                          22,753
    620     Eni S.p.A.                                             14,791
    451     Gazprom (A.D.R.)                                        9,101
     60     Lukoil Holding (A.D.R.)*                                2,326
    599     Repsol SA                                              11,436
    506     Royal Dutch Shell Plc                                  13,877
    654     Statoil ASA*                                           13,065
    305     Total SA                                               16,772
    480     USX-Marathon Group, Inc.                               13,968
                                                               ----------
                                                               $  132,348
-------------------------------------------------------------------------
            Oil & Gas Refining & Marketing -- 1.3%
  1,000     Nippon Mitsubishi Oil Corp.                        $    4,132
    908     Polski Koncern Naftowy Orlen SA                         9,252
    511     Valero Energy Corp.                                    10,516
                                                               ----------
                                                               $   23,900
                                                               ----------
            Total Energy                                       $  156,248
-------------------------------------------------------------------------
            MATERIALS -- 6.2%
            Diversified Chemical -- 1.4%
    181     Akzo Nobel                                         $    7,540
    212     BASF AG                                                 7,132
  1,000     Mitsubishi Gas Chemical Co.                             3,748
    164     PPG Industries, Inc.                                    8,131
                                                               ----------
                                                               $   26,551
-------------------------------------------------------------------------
            Diversified Metals & Mining -- 0.8%
    308     First Quantum Minerals, Ltd.                       $    6,507
    287     Freeport-McMoRan Copper & Gold, Inc. (Class B)          8,352
                                                               ----------
                                                               $   14,859
-------------------------------------------------------------------------
            Paper Packaging -- 0.8%
    250     Mayr-Melnhof Karton AG*                            $   15,574
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

12    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Shares                                             Value
            Paper Products -- 0.9%
    408     International Paper Co.                $    7,026
      3     Nippon Paper Group, Inc. Holding            8,002
  1,188     Paperlinx, Ltd.                             1,119
                                                   ----------
                                                   $   16,147
-------------------------------------------------------------
            Specialty Chemicals -- 0.9%
    498     DSM NV                                 $   13,874
    300     Hitachi Chemical Co., Ltd.                  3,054
                                                   ----------
                                                   $   16,928
-------------------------------------------------------------
            Steel -- 1.4%
    427     Nucor Corp.                            $   17,298
    308     Voestalpine AG                              7,543
                                                   ----------
                                                   $   24,841
                                                   ----------
            Total Materials                        $  114,900
-------------------------------------------------------------
            CAPITAL GOODS -- 10.9%
            Aerospace & Defense -- 1.7%
    399     Finmeccanica S.p.A.                    $    4,887
    216     General Dynamics Corp.                     13,029
  2,695     Meggitt Plc                                 5,936
    148     United Technologies Corp.                   8,134
                                                   ----------
                                                   $   31,986
-------------------------------------------------------------
            Building Products -- 0.4%
  2,000     Nippon Sheet Glass Co., Ltd.           $    6,488
-------------------------------------------------------------
            Construction & Engineering -- 0.2%
    514     Yit Oyj                                $    3,212
-------------------------------------------------------------
            Construction & Farm Machinery & Heavy Trucks -- 0.5%
  1,000     Hino Motors, Ltd.                      $    2,298
    100     Man AG*                                     4,928
    380     Volvo Ab (Class B)*                         2,004
                                                   ----------
                                                   $    9,230
-------------------------------------------------------------
            Electrical Component & Equipment -- 1.2%
  1,000     Panasonic Electric Works Co., Ltd.     $    8,604
     97     Schneider Electric SA*                      5,842
    400     Sumitomo Electric, Inc.                     3,207
 19,000     Walsin Lihwa Corp.*                         4,393
                                                   ----------
                                                   $   22,046
-------------------------------------------------------------
            Industrial Conglomerates -- 1.1%
    135     3M Co.                                 $    8,681
    312     Philips Electronics NV*                     5,767
    197     Rheinmetall AG*                             6,083
                                                   ----------
                                                   $   20,531
-------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    13

Shares                                               Value
            Industrial Machinery -- 4.3%
  1,000     Amada Co., Ltd.                          $    4,658
    285     Andritz AG*                                   8,221
    308     Danaher Corp.                                18,246
    420     Dover Corp.                                  13,343
    575     Heidelberger Druckmaschinen AG                5,516
    483     Ingersoll-Rand Co.                            8,911
    332     Parker Hannifin Corp.                        12,872
  4,000     Takuma Co., Ltd.                              7,860
                                                     ----------
                                                     $   79,627
---------------------------------------------------------------
            Trading Companies & Distributors -- 1.5%
  1,000     Itochu Corp.                             $    5,389
  1,000     Marubeni Corp.                                3,956
  1,000     Mitsui & Co., Ltd.                            9,593
    400     Sumitomo Corp.                                3,580
    993     Wolseley Plc                                  5,468
                                                     ----------
                                                     $   27,986
                                                     ----------
            Total Capital Goods                      $  201,106
---------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES -- 0.2%
            Human Resource & Employment Services -- 0.2%
    178     Randstad Holdings NV                     $    3,464
                                                     ----------
            Total Commercial Services & Supplies     $    3,464
---------------------------------------------------------------
            TRANSPORTATION -- 2.0%
            Air Freight & Couriers -- 0.3%
    439     Deutsche Post AG                         $    4,890
---------------------------------------------------------------
            Airlines -- 0.8%
    572     Deutsche Lufthansa AG*                   $    8,082
  1,000     Singapore Airlines, Ltd.                      7,543
                                                     ----------
                                                     $   15,625
---------------------------------------------------------------
            Marine -- 0.9%
  8,000     Neptune Orient Lines, Ltd.               $    6,711
  1,000     Nippon Yusen Kabushiki Kaisha                 4,784
  3,000     Orient Overseas International, Ltd.           5,308
                                                     ----------
                                                     $   16,803
                                                     ----------
            Total Transportation                     $   37,318
---------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 4.1%
            Auto Parts & Equipment -- 2.0%
    400     Aisin Seiki Co., Ltd.                    $    6,938
    200     Denso Corp.                                   3,942
    796     Johnson Controls, Inc.                       14,113
    500     Toyoda Gosei Co., Ltd.                        7,023

The accompanying notes are an integral part of these financial statements.

14    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Shares                                             Value
            Auto Parts & Equipment -- (continued)
    200     Toyota Industries Corp.                $    4,565
                                                   ----------
                                                   $   36,581
-------------------------------------------------------------
            Automobile Manufacturers -- 1.5%
  3,000     Fuji Heavy Industries, Ltd.            $   10,431
    500     Honda Motor Co., Ltd.                      12,393
    197     PSA Peugeot*                                5,273
                                                   ----------
                                                   $   28,097
-------------------------------------------------------------
            Motorcycle Manufacturers -- 0.2%
    300     Yamaha Motor Co., Ltd.*                $    3,288
-------------------------------------------------------------
            Tires & Rubber -- 0.4%
    500     Bridgestone Corp.*                     $    8,648
                                                   ----------
            Total Automobiles & Components         $   76,614
-------------------------------------------------------------
            CONSUMER DURABLES & APPAREL -- 1.4%
            Consumer Electronics -- 0.2%
    200     Sony Corp.*                            $    4,566
-------------------------------------------------------------
            Footwear -- 1.1%
  9,000     Pou Chen Corp.*                        $    4,109
  8,500     Yue Yuen Industrial Holdings, Ltd.         16,832
                                                   ----------
                                                   $   20,941
-------------------------------------------------------------
            Textiles -- 0.1%
  4,000     Nien Hsing Textile Co., Ltd.*          $    1,056
                                                   ----------
            Total Consumer Durables & Apparel      $   26,563
-------------------------------------------------------------
            MEDIA -- 1.6%
            Broadcasting -- 0.3%
     50     Nippon Television Network Corp.        $    4,784
-------------------------------------------------------------
            Movies & Entertainment -- 1.3%
  1,453     Time Warner, Inc.                      $   14,661
    363     Vivendi SA*                                 9,506
                                                   ----------
                                                   $   24,167
                                                   ----------
            Total Media                            $   28,951
-------------------------------------------------------------
            RETAILING -- 1.5%
            Computer & Electronics Retail -- 0.8%
    505     Best Buy Co., Inc.                     $   13,539
-------------------------------------------------------------
            Department Stores -- 0.7%
  1,089     Macys, Inc.                            $   13,384
                                                   ----------
            Total Retailing                        $   26,923
-------------------------------------------------------------
            FOOD & DRUG RETAILING -- 4.2%
            Drug Retail -- 0.4%
    241     CVS Caremark Corp.                     $    7,387
-------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    15

Shares                                                 Value
            Food Distributors -- 0.9%
    600     Sysco Corp.                                $   15,720
-----------------------------------------------------------------
            Food Retail -- 1.0%
    200     FamilyMart*                                $    7,972
    743     SUPERVALU, Inc.                                10,580
                                                       ----------
                                                       $   18,552
-----------------------------------------------------------------
            Hypermarkets & Supercenters -- 1.9%
    630     Wal-Mart Stores, Inc.                      $   35,160
                                                       ----------
            Total Food & Drug Retailing                $   76,819
-----------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 3.7%
            Agricultural Products -- 2.0%
    491     Archer Daniels Midland Co.                 $   10,178
    276     Bunge, Ltd.                                    10,601
 22,000     Chaoda Modern Agriculture, Ltd.*               15,038
                                                       ----------
                                                       $   35,817
-----------------------------------------------------------------
            Brewers -- 0.3%
    151     Inbev NV*                                  $    6,095
-----------------------------------------------------------------
            Packaged Foods & Meats -- 0.9%
    526     Koninklijke Wessanen NV                    $    3,246
  1,000     Nippon Meat Packers, Inc.                      13,843
                                                       ----------
                                                       $   17,089
-----------------------------------------------------------------
            Soft Drinks -- 0.5%
    153     PepsiCo, Inc.                              $    8,723
                                                       ----------
            Total Food, Beverage & Tobacco             $   67,724
-----------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 4.6%
            Health Care Distributors -- 0.9%
    438     McKesson Corp.                             $   16,114
-----------------------------------------------------------------
            Health Care Equipment -- 1.5%
    465     Baxter International, Inc.                 $   28,128
-----------------------------------------------------------------
            Health Care Services -- 2.0%
    287     Fresenius Medical Care AG                  $   13,019
    603     Medco Health Solutions, Inc.*                  22,884
                                                       ----------
                                                       $   35,903
-----------------------------------------------------------------
            Managed Health Care -- 0.2%
    252     CIGNA Corp.*                               $    4,108
                                                       ----------
            Total Health Care Equipment & Services     $   84,253
-----------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 8.9%
            Biotechnology -- 2.8%
    446     Biogen Idec, Inc.*                         $   18,977
    455     Genzyme Corp.*                                 33,160
                                                       ----------
                                                       $   52,137
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Shares                                                  Value
            Life Sciences Tools & Services -- 0.9%
    308     Applera Corp., Applied Biosystems Group     $    9,496
    171     Thermo Fisher Scientific, Inc.*                  6,943
                                                        ----------
                                                        $   16,439
------------------------------------------------------------------
            Pharmaceuticals -- 5.2%
    188     Abbott Laboratories                         $   10,368
    211     Eli Lilly & Co.                                  7,136
    200     Hisamitsu Pharmaceutical Co.*                    8,344
    407     Johnson & Johnson Co.                           24,965
    290     Novartis*                                       14,725
     76     Roche Holdings AG                               11,676
    281     Sanofi-Aventis SA*                              17,708
                                                        ----------
                                                        $   94,922
                                                        ----------
            Total Pharmaceuticals & Biotechnology       $  163,498
------------------------------------------------------------------
            BANKS -- 6.2%
            Diversified Banks -- 5.2%
  2,419     Banco Santander Central Hispano SA          $   26,196
     69     Barclays Plc                                       185
    299     BNP Paribas SA*                                 21,730
 13,000     Boc Hong Kong Holdings, Ltd.                    14,562
  2,818     HSBC Holding Plc                                34,120
                                                        ----------
                                                        $   96,793
------------------------------------------------------------------
            Regional Banks -- 1.0%
    487     Zions BanCorp.                              $   18,560
                                                        ----------
            Total Banks                                 $  115,353
------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 2.5%
            Asset Management & Custody Banks -- 2.4%
  1,298     Man Group Plc                               $    7,471
  1,130     The Bank of New York Mellon Corp.               36,838
                                                        ----------
                                                        $   44,309
------------------------------------------------------------------
            Consumer Finance -- 0.1%
    270     Takefuji Corp.                              $    2,197
                                                        ----------
            Total Diversified Financials                $   46,506
------------------------------------------------------------------
            INSURANCE -- 5.7%
            Life & Health Insurance -- 2.1%
  1,067     Aegon NV                                    $    4,377
    448     MetLife, Inc.                                   14,883
  1,207     UNUM Group                                      19,010
                                                        ----------
                                                        $   38,270
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    17

Shares                                               Value
            Multi-Line Insurance -- 0.8%
    102     Allianz AG                               $    7,841
  1,216     Aviva Plc                                     7,314
                                                     ----------
                                                     $   15,155
---------------------------------------------------------------
            Property & Casualty Insurance -- 1.7%
    743     The Travelers Companies, Inc.            $   31,615
---------------------------------------------------------------
            Reinsurance -- 1.1%
    501     Swiss Reinsurance, Ltd.                  $   20,950
                                                     ----------
            Total Insurance                          $  105,990
---------------------------------------------------------------
            REAL ESTATE -- 0.9%
            Diversified Real Estate Activities -- 0.6%
  3,000     Henderson Land Development Co., Ltd.     $   10,674
---------------------------------------------------------------
            Real Estate Development -- 0.3%
 22,000     Allgreen Properties, Ltd.*               $    6,039
                                                     ----------
            Total Real Estate                        $   16,713
---------------------------------------------------------------
            SOFTWARE & SERVICES -- 0.7%
            IT Consulting & Other Services -- 0.7%
    800     Satyam Computer Services, Ltd.*          $   12,584
                                                     ----------
            Total Software & Services                $   12,584
---------------------------------------------------------------
            TECHNOLOGY HARDWARE & EQUIPMENT -- 4.5%
            Communications Equipment -- 1.3%
  1,453     Ericsson LM*                             $   10,269
  2,730     Motorola, Inc.                               14,660
                                                     ----------
                                                     $   24,929
---------------------------------------------------------------
            Computer Hardware -- 0.9%
  1,000     Fujitsu, Ltd.                            $    3,971
  2,000     NEC Corp.                                     5,998
  1,608     Sun Microsystems, Inc.*                       7,397
                                                     ----------
                                                     $   17,366
---------------------------------------------------------------
            Computer Storage & Peripherals -- 0.7%
  1,222     Seagate Technology LLC                   $    8,273
    300     Seiko Epson Corp.                             4,546
                                                     ----------
                                                     $   12,819
---------------------------------------------------------------
            Electronic Components -- 0.5%
    300     OMRON Corp.                              $    4,247
  1,000     Taiyo Yuden Co., Ltd.                         4,729
                                                     ----------
                                                     $    8,976
---------------------------------------------------------------
            Electronic Equipment & Instruments -- 0.3%
  1,000     Hitachi, Ltd.                            $    4,634
---------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Shares                                                Value
            Office Electronics -- 0.8%
    100     Canon, Inc.*                              $    3,434
  1,000     RICOH Co.                                     10,615
                                                      ----------
                                                      $   14,049
                                                      ----------
            Total Technology Hardware & Equipment     $   82,773
----------------------------------------------------------------
            SEMICONDUCTORS -- 1.5%
  1,006     Broadcom Corp.*                           $   17,182
  1,356     ST Microelectronics NV                        11,149
                                                      ----------
                                                      $   28,331
                                                      ----------
            Total Semiconductors                      $   28,331
----------------------------------------------------------------
            TELECOMMUNICATION SERVICES -- 4.5%
            Integrated Telecommunication Services -- 3.2%
    672     Deutsche Telekom AG*                      $   10,014
      2     Nippon Telegraph & Telephone Corp.             8,192
  3,279     Telecom Italia S.p.A.*                         2,766
    818     Telefonica SA                                 15,149
    754     Verizon Communications, Inc.                  22,371
                                                      ----------
                                                      $   58,492
----------------------------------------------------------------
            Wireless Telecommunication Services -- 1.3%
      1     KDDI Corp.*                               $    5,962
     46     SK Telecom Co., Ltd.*                          7,262
  8,000     Taiwan Mobile Co., Ltd.*                      11,132
                                                      ----------
                                                      $   24,356
                                                      ----------
            Total Telecommunication Services          $   82,848
----------------------------------------------------------------
            UTILITIES -- 6.1%
            Electric Utilities -- 3.3%
  1,448     Duke Energy Corp.                         $   23,718
    483     E.On AG*                                      18,848
    516     Southern Co.                                  17,719
                                                      ----------
                                                      $   60,285
----------------------------------------------------------------
            Gas Utilities -- 0.4%
  2,000     Osaka Gas Co., Ltd.                       $    7,161
----------------------------------------------------------------
            Multi-Utilities -- 2.4%
  1,876     Centerpoint Energy, Inc.                  $   21,613
  1,306     Excel Realty Trust, Inc.                      22,752
                                                      ----------
                                                      $   44,365
                                                      ----------
            Total Utilities                           $  111,811
----------------------------------------------------------------
            TOTAL COMMON STOCKS
            (Cost $2,653,293)                         $1,667,290
----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    19

Shares                                                           Value
            PURCHASED OPTIONS -- 1.1%
            Put Option -- 1.1%
    5       DJ Euro Stoxx, expiring December 2008 at $2,300      $    6,655
    2       NKY8000, Expiring December 2008 at $8,000                14,545
                                                                 ----------
                                                                 $   21,200
---------------------------------------------------------------------------
            TOTAL PURCHASED OPTIONS
            (Cost $29,461)                                       $   21,200
---------------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 91.7%
            (Cost $2,695,603) (a)(b)                             $1,693,929
---------------------------------------------------------------------------
            WRITTEN OPTIONS -- (0.7)%
            Put Option -- (0.7)%
     (5)    DJ Euro Stoxx, expiring December 2008 at $2,100      $   (4,071)
     (2)    NKY7250, Expiring December 2008 at $7,250                (9,465)
                                                                 ----------
                                                                 $  (13,536)
---------------------------------------------------------------------------
            TOTAL OPTIONS WRITTEN
            (Cost $(18,514))                                     $  (13,536)
---------------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- 9.0%                 $  166,107
---------------------------------------------------------------------------
            TOTAL NET ASSETS -- 100.0%                           $1,846,500
===========================================================================

*     Non-income producing security.

(A.D.R.) American Depositary Receipt.

(a) At October 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $2,697,245 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $     1,723
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (1,005,039)
                                                                                   -----------
       Net unrealized loss                                                         $(1,003,316)
                                                                                   ===========

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

       United States                             45.6%
       Japan                                     14.7
       Germany                                    5.5
       France                                     5.2
       United Kingdom                             4.4
       Spain                                      3.2
       Netherlands                                3.1
       Switzerland                                2.8
       Austria                                    1.9
       Hong Kong                                  1.8
       Bermuda                                    1.6
       Italy                                      1.3
       Taiwan                                     1.2
       Singapore                                  1.2
       Other (individually less than 1%)          6.5
                                                -----
                                                100.0%
                                                =====

Purchases and sales of securities (excluding temporary cash investments) for the period ended October 31, 2008 aggregated $3,598,586, and $855,858, respectively.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    21

Statement of Assets and Liabilities | 10/31/08

ASSETS:
  Investment in securities, at value (cost $2,695,603)                  $1,693,929
  Cash                                                                     180,131
  Futures Collateral                                                        12,375
  Foreign currencies, at value (cost $6,871)                                 6,332
  Receivables --
   Investment securities sold                                                  730
   Variation margin                                                            580
   Dividends and foreign taxes withheld                                      5,148
   Due from Pioneer Investment Management, Inc.                             13,477
  Other                                                                      1,368
----------------------------------------------------------------------------------
     Total assets                                                       $1,914,070
----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Forward foreign currency portfolio hedge contracts, open -- net      $   10,223
   Open option contracts written (premiums received $18,514)                13,536
  Due to affiliates                                                             14
  Accrued expenses                                                          43,797
----------------------------------------------------------------------------------
     Total liabilities                                                  $   67,570
----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $2,998,777
  Undistributed net investment income                                       17,112
  Accumulated net realized loss on investments, foreign currency
   transactions, futures and options contracts                            (142,465)
  Net unrealized loss on investments and purchased options              (1,001,674)
  Net unrealized loss on forward foreign currency contracts, written options and other assets and liabilities denominated in foreign
   currencies                                                               (5,660)
  Net unrealized loss on futures contracts                                 (19,590)
----------------------------------------------------------------------------------
     Total net assets                                                   $1,846,500
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A ($1,846,500/300,000)                                          $     6.15
                                                                        ----------
MAXIMUM OFFERING PRICE:
  Class A ($6.15 [divided by] 94.25%)                                   $     6.53
==================================================================================


The accompanying notes are an integral part of these financial statements.

22    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Statement of Operations

For the period from 6/3/08 (Commencement of Operations) to 10/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,439)                $     21,579
  Interest                                                                  1,548
----------------------------------------------------------------------------------------------------
     Total investment income                                                            $     23,127
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $      7,713
  Distribution fees                                                         2,571
  Administrative fees                                                         231
  Custodian fees                                                           15,540
  Professional fees                                                        36,605
  Printing expense                                                         11,530
  Fees and expenses of nonaffiliated trustees                               4,520
  Pricing expense                                                          12,360
  Miscellaneous                                                             1,400
----------------------------------------------------------------------------------------------------
     Total expenses                                                                     $     92,470
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                           (78,983)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                       $     13,487
----------------------------------------------------------------------------------------------------
       Net investment income                                                            $      9,640
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES AND OPTIONS CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                       $   (133,614)
   Futures contracts                                                      (23,256)
   Forward foreign currency contracts and other assets, written
     options and liabilities denominated in foreign currencies             20,764       $   (136,106)
----------------------------------------------------------------------------------------------------
  Change in net unrealized loss on:
   Investments and purchased options                                 $ (1,001,674)
   Futures contracts                                                      (19,590)
   Forward foreign currency contracts and other assets, written
     options and liabilities denominated in foreign currencies             (5,660)      $ (1,026,924)
----------------------------------------------------------------------------------------------------
  Net loss on investments, futures and options contracts, and
   foreign currency transactions                                                        $ (1,163,030)
----------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                  $ (1,153,390)
====================================================================================================


The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    23

Statement of Changes in Net Assets

For the period from 6/3/08 (Commencement of Operations) to 10/31/08

                                                                    6/3/08
                                                                    (Commencement
                                                                    of Operations)
                                                                    to 10/31/08
 FROM OPERATIONS:
 Net investment income                                              $     9,640
 Net realized loss on investments, futures and options contracts
  and foreign currency transactions                                    (136,106)
 Change in net unrealized loss on investments, futures and
  options contracts, and foreign currency transactions               (1,026,924)
-------------------------------------------------------------------------------
    Net increase decrease in net assets resulting from
      operations                                                    $(1,153,390)
-------------------------------------------------------------------------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                   $ 2,999,890
-------------------------------------------------------------------------------
    Net increase in net assets resulting from Fund share
      transactions                                                  $ 2,999,890
-------------------------------------------------------------------------------
    Net increase in net assets                                      $ 1,846,500
 NET ASSETS:
 Beginning of period                                                         --
-------------------------------------------------------------------------------
 End of period                                                      $ 1,846,500
-------------------------------------------------------------------------------
 Undistributed net investment income                                $    17,112
-------------------------------------------------------------------------------

                                                    '08 Shares        '08 Amount
Class A*
Shares sold                                           300,000         $2,999,890
--------------------------------------------------------------------------------
 Net increase                                         300,000         $2,999,890
--------------------------------------------------------------------------------

*    Class A shares were first publicly offered on June 3, 2008.

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Financial Highlights

                                                                     6/3/08 (a)
                                                                     (Commencement
                                                                     of Operations)
                                                                     to 10/31/08
 Class A
 Net asset value, beginning of period                                $  10.00
----------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                              $   0.03
  Net realized and unrealized loss on investments, written
    options, futures contracts and foreign currency transactions        (3.88)
----------------------------------------------------------------------------------
    Net decrease in net assets from investment operations            $  (3.85)
----------------------------------------------------------------------------------
 Net decrease in net asset value                                     $  (3.85)
----------------------------------------------------------------------------------
 Net asset value, end of period                                      $   6.15
----------------------------------------------------------------------------------
 Total return*                                                         (38.50)%***
 Ratio of net expenses to average net assets                             1.30%**
 Ratio of net investment income to average net assets                    0.93%**
 Portfolio turnover rate                                                   38%***
 Net assets, end of period (in thousands)                            $  1,847
 Ratios with no waiver of fees and assumption of expenses by PIM
  Net expenses                                                           8.95%**
  Net investment loss                                                   (6.71)%**
----------------------------------------------------------------------------------

(a)  Class A shares were first publicly offered on June 3, 2008.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
***  Not Annualized.

The accompanying notes are an integral part of these financial statements.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    25

Notes to Financial Statements | 10/31/08

1. Organization and Significant Accounting Policies

Pioneer Global Diversified Equity Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth. The Fund was organized on June 3, 2008. Prior to June 3, 2008, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). To date, no shares have been offered to the public. The Fund shares outstanding at October 31, 2008, are owned by PFD. The Fund's investment objective is to seek long-term capital growth.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


26    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. At October 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received.


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    27

     Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended October 31, 2008, the Fund paid no such taxes.

     In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of October 31, 2008, the Fund did not have a reserve related to capital gains.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,


28    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08
     or as from paid-in capital, depending on the type of book/tax differences that may exist.

     As of October 31, 2008, the Fund has a net capital loss carryforward of $160,413, which will expire in 2016 if not utilized.

     At October 31, 2008, the Fund has reclassified $6,359 to decrease accumulated net realized loss on investments, foreign currency transactions, futures and options contracts, $1,113 to decrease paid-in capital and $7,472 to increase undistributed net investment income, to reflect permanent book/ tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     There were no distributions paid during the period ended October 31, 2008.

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:

                                                                    2008
Distributable earnings:
Undistributed ordinary income                                       $      6,889
Capital loss carryforward                                               (160,413)
Unrealized depreciation                                                 (998,753)
--------------------------------------------------------------------------------
  Total                                                             $ (1,152,277)
================================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment on open future contracts, the mark to market on forward foreign currency contracts and options.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned no underwriting commissions on the sale of Class A shares during the period ended October 31, 2008.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund (see Note 4).

     Distributions to shareowners are recorded as of the ex-dividend date.

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    29

G.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

     At October 31, 2008 open futures contracts were as follows.

               Number of
               Contracts        Settlement        Market        Unrealized
Type           Long/(Short)     Month             Value         Loss
S&P 500        2                12/08             $96,730       $(19,590)

H.   Option Writing

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.


30    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

     Transactions in written options for the year ended October 31, 2008 are summarized as follows:

                                                        Number of       Premiums
                                                        Contracts       Received
     Options outstanding at beginning of period         --                   $--
     Options opened                                     30                65,774
     Options exercised                                  --                    --
     Options closed                                     23                47,260
     Options expired                                    --                    --
     ---------------------------------------------------------------------------
     Options outstanding at end of period                7               $18,514
     ===========================================================================

2. Management Agreement

Pioneer Investment Management, Inc., (PIM) a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the excess over $500 million and 0.65% over $1 billion. For the year ended October 31, 2008, the net management fee was equivalent to 0.85% of the Fund's average net assets.

Through March 1, 2011, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.30% of the average daily net assets attributable to Class A shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1 in management fees, administrative costs and certain other services payable to PIM at October 31, 2008.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc., (PIMSS) a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

4. Distribution Plan

The Fund adopted a Plan of Distribution with respect to Class A shares in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $13 in distribution fees payable to PFD at October 31, 2008.


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    31

In addition, redemptions of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Proceeds from the CDSCs are paid to PFD. For the period ended October 31, 2008, no CDSCs were paid to PFD.

5. Forward Foreign Currency Contracts

At October 31, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at October 31, 2008 were as follows:

                                 Net
                                 Contracts to                                                          Net
                                 (deliver)/         In Exchange      Settlement                        Unrealized
Currency                         receive            For              Date             Value            Gain (loss)
EUR
 (Euro)                               70,460        $  100,167       1/21/09          $   89,699       $ (10,468)
EUR
 (Euro)                             (131,563)       $ (186,597)      1/21/09          $ (167,618)      $  18,978
GBP
 (British Pound Sterling)             65,000        $  116,597       1/21/09          $  104,431       $ (12,167)
JPY
 (Japanese Yen)                  (10,500,000)       $ (100,167)      1/21/09          $ (106,733)      $  (6,566)
-------------------------------------------------------------------------------------------------------------------
                                                                                                       $ (10,223)
===================================================================================================================

At October 31, 2008, the Fund had no outstanding settlement hedges.

6. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


32    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and Shareowners of
Pioneer Global Diversified Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Diversified Equity Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2008, and the related statements of operations, changes in net assets, and the financial highlights for the period from June 3, 2008 (commencement of operations) to October 31, 2008. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Diversified Equity Fund at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for the period from June 3, 2008 (commencement of operations) to October 31, 2008, in conformity with U.S. generally accepted accounting principles.


                                                            /s/Ernst & Young LLP


Boston, Massachusetts
December 19, 2008

         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    33

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, shareholders of the Fund were asked to consider the proposal described below. The Fund is one of the funds in Pioneer Series Trust VII. A report of the total votes cast by all shareholders of all series of Pioneer Series Trust VII follows:

                                                                                Broker
                          For                 Withhold           Abstain        Non-Votes
Proposal 1 -- To elect Trustees
 John F. Cogan, Jr.       97,117,735.206      2,711,619.196      84,784.503     0.000
 Daniel K. Kingsbury      97,138,271.027      2,691,083.375      84,784.503     0.000
 David R. Bock            97,133,385.774      2,695,968.628      84,784.503     0.000
 Mary K. Bush             97,116,587.467      2,712,766.935      84,784.503     0.000
 Benjamin M. Friedman     97,127,767.422      2,701,586.980      84,784.503     0.000
 Margaret B.W. Graham     97,140,476.435      2,688,877.967      84,784.503     0.000
 Thomas J. Perna          97,132,102.410      2,697,251.992      84,784.503     0.000
 Marguerite A. Piret      97,134,391.182      2,694,983.220      84,784.503     0.000
 Stephen K. West          97,129,009.235      2,700,345.167      84,784.503     0.000
 John Winthrop            97,126,660.693      2,702,693.709      84,784.503     0.000


34    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determined whether to approve the investment advisory agreement for the Fund. In connection with their approval of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on July 10, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement (hereinafter, each of the previous investment advisory agreement and the amended and restated investment advisory agreement are referred to collectively as the "investment advisory agreement"). The initial shareholder of the Fund also approved the investment advisory agreement.

In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund under the investment advisory agreement, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    35
research process. The Trustees considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM would provide to the Fund under the investment advisory agreement and that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. It was noted that PIM would supervise and monitor the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund under the investment advisory agreement, were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
In considering the investment advisory agreement, the Trustees noted that Fund was newly-offered and did not have a performance history. The Trustees considered the performance results provided at regular Board meetings for other Pioneer Funds with similar investment objectives and strategies to the Fund, and concluded that the investment performance of such other Pioneer Funds was satisfactory.

Management Fee and Expenses
The Trustees considered the management fee to be paid by the Fund under the investment advisory agreement. The Trustees considered information compiled by Strategic Insight Simfund (Strategic Insight), an independent third party, to compare the Fund's proposed management fee with the other funds in the Morningstar World Stock Open-End Mutual Fund category, and total expense data for all funds within the Morningstar World Stock Open-End Mutual Fund category.

The Trustees considered that the Fund's proposed management fee would rank below the median management fees paid by other funds within the Morningstar World Stock Open-End Mutual Fund category. The Trustees also considered the Fund's anticipated expense ratio, and considered the contractual expense limitation agreed to by PIM with respect to the Fund.

The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's anticipated expense ratio was reasonable, taking into


36    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08
account the quality of services to be provided by PIM (based on the Trustees' familiarity with PIM's management of the other Pioneer Funds and with PIM's and its affiliates' personnel) and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund would appropriately benefit from any economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other potential benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM would serve as the Fund's transfer agent and distributor. The Trustees considered that PIM and its affiliates would receive sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the investment advisory agreement for the Fund.


         Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08    37

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 76 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


38    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2001.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March
                            Vice President           2007. Serves until a
                                                     successor trustee is
                                                     elected or earlier retire-
                                                     ment or removal.
--------------------------------------------------------------------------------


Interested Trustees
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

              Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08
39

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2001.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------


Independent Trustees
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Com-
                                                                                          pany Institute
-------------------------------------------------------------------------------------------------------------------------


40  Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

                            Position Held    Length of Service
Name and Age                with the Fund    and Term of Office
Benjamin M. Friedman (64)   Trustee          Trustee since May,
                                             2008. Serves until a
                                             successor trustee is
                                             elected or earlier retire-
                                             ment or removal.
-------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee          Trustee since 2001.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------
Thomas J. Perna (58)        Trustee          Trustee since 2006.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee          Trustee since 2001.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------
Stephen K. West (80)        Trustee          Trustee since 2001.
                                             Serves until a successor
                                             trustee is elected or
                                             earlier retirement or
                                             removal.
-------------------------------------------------------------------------


                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
Benjamin M. Friedman (64)   Professor, Harvard University                                       Trustee, Mellon Institutional
                                                                                                Funds Investment Trust and
                                                                                                Mellon Institutional Funds
                                                                                                Master Portfolio (oversees
                                                                                                17 portfolios in fund
                                                                                                complex)
---------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice President and Corporate Secretary, The      None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
---------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (2008 - present) (tech-   None
                            nology products for securities lending industry); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
---------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,    Director of New America
                            Inc. (investment banking firm)                                      High Income Fund, Inc.
                                                                                                (closed-end investment
                                                                                                company)
---------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                  Director, The Swiss Helvetia
                                                                                                Fund, Inc. (closed-end
                                                                                                investment company)
---------------------------------------------------------------------------------------------------------------------------------


           Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08  41

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2001. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
-----------------------------------------------------------------------------


Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

42  Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

                              Position Held         Length of Service
Name and Age                  with the Fund         and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves at
                                                    the discretion of the
                                                    Board
------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board
------------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------


           Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08  43

                           This page for your notes.

44    Pioneer Global Diversified Equity Fund | Annual Report | 10/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com


This report must be accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Pioneer Global High
Yield Fund

--------------------------------------------------------------------------------
Annual Report | October 31, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PGHYX
Class B   PGHBX
Class C   PGYCX
Class Y   GHYYX
Class Z   PGHZX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              15
Schedule of Investments                                      17
Financial Statements                                         42
Notes to Financial Statements                                51
Report of Independent Registered Public Accounting Firm      60
Approval of Investment Advisory Agreement                    63
Trustees, Officers and Service Providers                     67


                  Pioneer Global High Yield Fund | Annual Report | 10/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer Global High Yield Fund | Annual Report | 10/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/08    3

Portfolio Management Discussion | 10/31/08

A credit crisis that originally surfaced in the U.S. subprime mortgage market spread to financial markets throughout the globe during the 12 months ended October 31, 2008. Growing fears about credit risk prompted fixed-income investors to seek out higher- quality bonds and avoid lower-rated debt securities. The trend only intensified in September and October of 2008, the period's final two months. As the flight to quality continued, high-yield corporate bonds and emerging market debt suffered steep declines in their prices. The following is an interview with Portfolio Manager Andrew Feltus, CFA, who discusses the performance of Pioneer Global High Yield Fund during the 12-month period ended October 31, 2008. Mr. Feltus, a member of Pioneer's Fixed Income Department, is responsible for the daily management of the Fund.

Q    How did the Fund perform during the 12 months ended October 31, 2008?

A Pioneer Global High Yield Fund Class A shares returned -31.54%, at net asset value over the 12 months. During the same period, the Merrill Lynch High Yield Master II Index returned -26.52%, while the Merrill Lynch Global High Yield and Emerging Markets Plus Index returned -26.49%. Over the same 12-month period, the average total return of the 462 funds in Lipper's High Current Yield category was -25.13%. On October 31, 2008, the Fund's 30-day SEC yield for Class A shares was 15.92%.

Q What was the investment environment like during the 12-month period ended October 31, 2008?

A The market for high-yield bonds, both foreign and domestic, deteriorated over the period, as fears grew that the global economy was heading into recession. The volatility in the high-yield market only intensified as the period progressed. October -- the final month of the period -- was the worst month on record in the high-yield market. The Merrill Lynch High Yield Master II Index returned -16.30% and the Merrill Lynch Global High Yield and Emerging Markets Plus Index returned -17.62% during that one month alone. The problem began with the deterioration in housing prices, which eventually resulted in the failure or near-collapse of several major financial institutions. As the financial markets became more volatile, money available for traditional lending grew scarce, Congress passed a $700 billion financial rescue plan, and the Federal Reserve Board (the Fed) continued to find ways to inject more money into the financial system. The Fed, for example, cut the key fed funds rate to just 1.00% in October 2008. Meanwhile, evidence increased of deteriorating economic conditions both in the


4    Pioneer Global High Yield Fund | Annual Report | 10/31/08

     United States and abroad, with fears growing that the global economy might already have entered a recession.

     In an environment in which investors tried to avoid risk, U.S. Treasuries and the sovereign debt of foreign industrialized nations tended to hold up better than other parts of the fixed-income market. Mortgages backed by U.S. federal agencies trailed Treasuries, but they outperformed corporate bonds, both investment-grade and high-yield. High-yield corporates in Europe also struggled. In the emerging markets, higher-quality sovereign debt performed relatively well, outperforming U.S. investment-grade corporate bonds. Other emerging market securities, including corporates, did well until late summer 2008, when they started to perform very poorly as the aversion to credit risk spread to markets throughout the world.

Q    How did you position the Fund in this difficult environment?

A We maintained a focus on U.S. high-yield corporate bonds, where most of the Fund's assets were invested. Early in the Fund's fiscal year, we emphasized more defensive sectors, such as bonds of energy, health care and utilities companies. During the summer, when oil prices spiked up, we took gains and reduced the Fund's energy positions in anticipation of a possible correction in energy prices. When that correction occurred, we moved the Fund to an overweight in energy industry bonds. As other opportunities developed in the volatile market, we scaled back the Fund's exposure to utilities and health care in order to take advantage of attractive prices in other parts of the corporate bond market.

     The Fund remained underweighted both in European high-yield corporates and in the euro currency, as we believed that the market offered less yield than in the United States, while many European corporations had greater debt loads, or leverage, than American companies. We generally kept the Fund underweighted in emerging market bonds but did emphasize emerging market corporates. The emerging market corporates tended to hold back Fund results, however, as they trailed sovereign debt during the period, particularly during the violent sell-off in September and October.

     At the end of the Fund's fiscal year, approximately 68% of Fund assets were invested in higher-yielding domestic corporate bonds, with 23% invested in emerging markets and the remaining assets spread out among European high-yield corporates, cash and cash equivalents. During the period, we added investments in senior tranches of private label, lower-quality U.S. mortgage-backed securities. The investments did not help the Fund's performance immediately, but we found their valuations to be particularly attractive, as they were priced for extremely severe scenarios that we thought unlikely to occur. At October 31, 2008, the average quality of all Fund holdings was B-.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/08    5

Q What types of investments most influenced the Fund\'s performance during the 12-month period?

A In a very challenging period for high-yield investing, the Fund did have some holdings that nevertheless did relatively well. The Fund's position in bank loans to Talecris helped when the value of the investment rose. Talecris, a health care-related company involved in processing blood supplies, successfully entered into an agreement with another corporation that improved its growth prospects. Bonds of P&A Group, a metals processing company, appreciated when the company was purchased by Reliance Steel & Aluminum. In addition, two companies bought back some of their outstanding bonds at a profit for the Fund: Corporacion Interamericana de Entretenimiento, a Mexico-based company that produces live entertainment shows throughout Latin America, tendered for some of its bonds; as did Cervecia Dominica, a beer brewer in the Dominican Republic. The Fund had a small position, about 1.5% of assets, in event-linked bonds, which are tied to liabilities in the event of a catastrophic event, such as a hurricane. Those bonds, which pay high dividend yields, performed well during the period. While the U.S. did see several significant hurricanes during the period, the storms did not cause enough damage to adversely affect bondholders.

     Like the overall high-yield market, most holdings performed poorly in the downdraft affecting high-yield bonds generally. In fact, two companies defaulted on their bonds, notably affecting performance. One was Belvedere, a European liquor company that made a surprise bankruptcy filing in July 2008. The second was Bulgaria Steel, which had been acquired by a group of Indian investors who subsequently found that the company had some unanticipated problems. We have retained the Fund's position in Belvedere, but we sold most of the Bulgaria Steel holding. Also hurting the Fund's performance were investments in bonds of Kazak and Russian banks, which underperformed other emerging market corporate bonds when they came under pressure in the global credit crisis. Our emphasis on corporate bonds, rather than sovereign debt, in emerging markets proved to be a detractor from the Fund's results. In addition, the Fund's positions in non-government, U.S. mortgage-backed securities did not help during the period.

Q    What is your investment outlook?

A As we enter a new fiscal year for the Fund, virtually everything in the high-yield bond universe looks inexpensive. We believe prices -- as reflected by the yield spreads between high-yield bonds and less risky investments -- are trading at levels that reflect Depression-era default rates. We think that type of economic scenario is highly unlikely, and while we cannot forecast when the economy will begin to improve, we have been seeing great value in the

6 Pioneer Global High Yield Fund | Annual Report | 10/31/08 high-yield market. We intend to rely on intensive credit analysis and remain focused on finding the best opportunities among the highest-quality companies in the high-yield market.

Please refer to the Schedule of Investments on pages 17-41 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Fund can invest in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/08    7

Portfolio Summary | 10/31/08


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[The following data was represented as a pie chart in the printed material]

Corporate Bonds                                          76.9%
Temporary Cash Investment                                 6.7%
Senior Secured Loans                                      6.1%
Asset Backed Securities                                   4.0%
Collateralized Mortgage Obligations                       2.0%
Convertible Corporate Bonds                               1.8%
Foreign Government Bonds                                  1.1%
Municipal Bonds                                           0.7%
Preferred Stock                                           0.5%
Rights/Warrants                                           0.2%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1.    GC Impsat Holdings I Plc, 9.872%, 2/15/17 (144A)                  1.48%
 2.    Altra Industrial Motion, Inc., 9.0%, 12/1/11                      1.43
 3.    Exopack Holding Corp., 11.25%, 2/1/14                             1.18
 4.    NCO Group, Inc., 11.875%, 11/15/14                                1.12
 5.    CII Carbon LLC, 11.125%, 11/15/15                                 1.08
 6.    Broadview Networks Holdings, Inc., 11.375%, 9/1/12 (144A)         1.04
 7.    Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)                    1.00
 8.    First Data Corp., 9.875%, 9/24/15 (144A)                          0.97
 9.    Intergen NV, 9.0%, 6/30/17                                        0.93
10.    AGY Holding Corp., 11.0%, 11/15/14                                0.92

* The list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Prices and Distributions | 10/31/08


Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class             10/31/08                 10/31/07
--------------------------------------------------------------------------------
       A               $ 7.56                   $ 12.30
--------------------------------------------------------------------------------
       B               $ 7.54                   $ 12.27
--------------------------------------------------------------------------------
       C               $ 7.51                   $ 12.24
--------------------------------------------------------------------------------
       Y               $ 7.46                   $ 12.10
--------------------------------------------------------------------------------
       Z               $ 7.79                   $ 12.31
--------------------------------------------------------------------------------


Distributions per Share: 10/31/07-10/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
     Class            Income           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 1.0708            $ 0.0226          $ 0.0864
--------------------------------------------------------------------------------
       B            $ 0.9805            $ 0.0226          $ 0.0864
--------------------------------------------------------------------------------
       C            $ 0.9845            $ 0.0226          $ 0.0864
--------------------------------------------------------------------------------
       Y            $ 1.0969            $ 0.0226          $ 0.0864
--------------------------------------------------------------------------------
       Z            $ 1.1140            $ 0.0226          $ 0.0864
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies. The index includes sovereign issuers rated BBB1 and lower along with corporate issuers rated BB1 and lower. There are no restrictions on issuer country of domicile. However, the bonds must be publicly issued in a developed market (i.e., investment-grade country). Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts appearing on pages 10-14.


                  Pioneer Global High Yield Fund | Annual Report | 10/31/08    9

Performance Update | 10/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                     Net Asset     Public Offering
Period                               Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
Life-of-Class
(8/27/01)                               5.39%         4.72%
5 Years                                 0.70         -0.22
1 Year                                -31.54        -34.62
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross         Net
--------------------------------------------------------------------------------
                                        1.06%         1.06%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                   ML Global
                    Pioneer        High Yield
                     Global       and Emerging
                   High Yield     Markets Plus
                      Fund           Index
8/01                  9,550        10,000
10/02                 9,273         9,429
10/04                15,502        14,456
10/06                18,860        17,095
10/08                13,982        13,632


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/11 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Performance Update | 10/31/08                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(11/21/03)                             -0.43%         -0.57%
1 Year                                -32.11         -34.57
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                        1.86%          1.86%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                   ML Global
                    Pioneer        High Yield
                     Global       and Emerging
                   High Yield     Markets Plus
                      Fund           Index
11/03                10,000        10,000
10/04                11,146        11,192
10/05                11,995        11,858
10/06                13,344        13,234
10/07                14,332        14,355
10/08                 9,663        10,553


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/09 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    11

Performance Update | 10/31/08                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(11/21/03)                             -0.53%         -0.53%
1 Year                                -32.08         -32.08
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                        1.82%          1.82%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                   ML Global
                    Pioneer        High Yield
                     Global       and Emerging
                   High Yield     Markets Plus
                      Fund           Index
11/03                10,000        10,000
10/04                11,079        11,192
10/05                11,921        11,858
10/06                13,267        13,234
10/07                14,260        14,355
10/08                 9,685        10,553


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. "If Redeemed" results reflect the deduction of 1% CDSC. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 3/1/09 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Performance Update | 10/31/08                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(8/27/01)                               5.31%          5.31%
5 Years                                 0.60           0.60
1 Year                                -31.05         -31.05
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                        0.70%          0.70%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                   ML Global
                    Pioneer        High Yield
                     Global       and Emerging
                   High Yield     Markets Plus
                      Fund           Index
8/01                 10,000        10,000
10/02                 9,711         9,429
10/04                16,234        14,456
10/06                19,542        17,095
10/08                14,568        13,632


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of the Fund's Class Y shares on December 28, 2005 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception on December 28, 2005 would have been higher. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    13

Performance Update | 10/31/08                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Global High Yield Fund, compared to that of the Merrill Lynch (ML) Global High Yield and Emerging Markets Plus Index.


Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                      If             If
Period                                Held           Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(8/27/01)                               5.90%          5.90%
5 Years                                 1.41           1.41
1 Year                                -29.21         -29.21
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                        0.81%          0.81%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                                   ML Global
                    Pioneer        High Yield
                     Global       and Emerging
                   High Yield     Markets Plus
                      Fund           Index
8/01                 10,000        10,000
10/02                 9,711         9,429
10/04                16,234        14,456
10/06                19,751        17,095
10/08                15,161        13,632


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception July 6, 2007 would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2008 through October 31, 2008.


----------------------------------------------------------------------------------------------------------
Share Class                    A                B                C                Y                Z
----------------------------------------------------------------------------------------------------------
 Beginning Account        $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 5/1/08
----------------------------------------------------------------------------------------------------------
 Ending Account Value     $   704.10       $   701.13       $   701.36       $   706.24       $   720.95
 (after expenses)
 on 10/31/08
----------------------------------------------------------------------------------------------------------
 Expenses Paid            $     4.71       $     8.21       $     7.91       $     3.17       $     3.89
 During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.92%, 1.85%, 0.74%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from May 1, 2008 through October 31, 2008.


----------------------------------------------------------------------------------------------------------
Share Class                    A                B                C                Y                Z
----------------------------------------------------------------------------------------------------------
 Beginning Account        $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 5/1/08
----------------------------------------------------------------------------------------------------------
 Ending Account Value     $ 1,019.61       $ 1,015.48       $ 1,015.84       $ 1,021.42       $ 1,020.61
 (after expenses)
 on 10/31/08
----------------------------------------------------------------------------------------------------------
 Expenses Paid            $     5.58       $     9.73       $     9.37       $     3.76       $     4.57
 During Period*
----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, 1.92%, 1.85%, 0.74%, and 0.90% for Class A, Class B, Class C, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period).


16    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Schedule of Investments | 10/31/08


---------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount              (unaudited)                                                Value
---------------------------------------------------------------------------------------------
                                   CONVERTIBLE CORPORATE BONDS -- 1.9%
                                   MATERIALS -- 0.2%
                                   Forest Products -- 0.2%
$      3,550,000                   Sino Forest Corp., 5.0%, 8/1/13 (144A)      $    2,689,125
                                                                               --------------
                                   Total Materials                             $    2,689,125
---------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.5%
                                   Trading Companies & Distributors -- 0.5%
       9,710,000                   Wesco Distribution, Inc., 1.75%, 11/15/26   $    5,765,313
                                                                               --------------
                                   Total Capital Goods                         $    5,765,313
---------------------------------------------------------------------------------------------
                                   TRANSPORTATION -- 0.5%
                                   Marine -- 0.5%
      11,305,000                   Horizon Lines, Inc., 4.25%, 8/15/12         $    6,019,913
                                                                               --------------
                                   Total Transportation                        $    6,019,913
---------------------------------------------------------------------------------------------
                                   MEDIA -- 0.2%
                                   Movies & Entertainment -- 0.2%
       3,270,000                   Macrovision Corp., 2.625%, 8/15/11 (144A)   $    2,190,900
                                                                               --------------
                                   Total Media                                 $    2,190,900
---------------------------------------------------------------------------------------------
                                   REAL ESTATE -- 0.2%
                                   Retail Real Estate Investment Trust -- 0.2%
       9,350,000                   General Growth Properties, Inc., 3.98%,
                                   4/15/27 (144A)                              $    2,092,062
                                                                               --------------
                                   Total Real Estate                           $    2,092,062
---------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.3%
                                   Wireless Telecommunication Services -- 0.3%
       7,850,000                   NII Holdings, Inc., 3.125%, 6/15/12         $    4,317,500
                                                                               --------------
                                   Total Telecommunication Services            $    4,317,500
---------------------------------------------------------------------------------------------
                                   TOTAL CONVERTIBLE CORPORATE BONDS
                                   (Cost $39,657,921)                          $   23,074,813
---------------------------------------------------------------------------------------------
 Shares
---------------------------------------------------------------------------------------------
                                   PREFERRED STOCKS -- 0.5%
                                   DIVERSIFIED FINANCIALS -- 0.5%
                                   Multi-Sector Holding -- 0.1%
          60,000                   Vale Capital, Ltd., 5.5%, 6/15/10           $    1,665,900
---------------------------------------------------------------------------------------------
                                   Diversified Financial Services -- 0.4%
           6,440                   Bank of America Corp., 7.25%, 12/31/49      $    4,508,000
                                                                               --------------
                                   Total Diversified Financials                $    6,173,900
---------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCKS
                                   (Cost $8,246,539)                           $    6,173,900
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    17

---------------------------------------------------------------------------------------------------------
                     Floating
                    Rate (b)
 Shares             (unaudited)                                                            Value
---------------------------------------------------------------------------------------------------------
                                   COMMON STOCK -- 0.0%
                                   MATERIALS -- 0.0%
                                   Forest Products -- 0.0%
        244,090                    Ainsworth Lumber Co., Ltd.*(c)                         $      365,450
                                                                                          --------------
                                   Total Materials                                        $      365,450
---------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCK
                                   (Cost $2,320,511)                                      $      365,450
---------------------------------------------------------------------------------------------------------
Principal
Amount
---------------------------------------------------------------------------------------------------------
                                   ASSET BACKED SECURITIES -- 4.1%
                                   MATERIALS -- 0.4%
                                   Steel -- 0.4%
$     2,837,523           3.07     ACE 2004-HE4 M1, Floating Rate Note, 12/25/34          $    1,972,501
      2,934,234           3.36     Option One Mortgage Loan Trust, Floating Rate
                                   Note, 7/25/36                                               2,738,875
                                                                                          --------------
                                                                                          $    4,711,376
                                                                                          --------------
                                   Total Materials                                        $    4,711,376
---------------------------------------------------------------------------------------------------------
                                   CONSUMER SERVICES -- 0.4%
                                   Restaurants -- 0.4%
      6,240,000                    Dunkin Brands Master Finance LLC, 8.28%,
                                   6/20/31 (144A)                                         $    4,522,440
                                                                                          --------------
                                   Total Consumer Services                                $    4,522,440
---------------------------------------------------------------------------------------------------------
                                   FOOD & DRUG RETAILING -- 0.4%
                                   Food Retail -- 0.4%
      8,785,000                    Dominos Pizza Master Issuer LLC, 7.629%, 4/25/37       $    5,419,933
                                                                                          --------------
                                   Total Food & Drug Retailing                            $    5,419,933
---------------------------------------------------------------------------------------------------------
                                   BANKS -- 2.4%
                                   Thrifts & Mortgage Finance -- 2.4%
      1,547,374           2.86     Bayview Financial Acquisition, Floating Rate
                                   Note, 8/28/44                                          $    1,377,907
      8,090,000           2.67     Carrington Mortgage Loan Trust, Floating Rate
                                   Note, 12/25/36                                              6,916,097
      3,800,000           2.57     Carrington Mortgage Services LLC, Floating Rate Note,
                                   10/25/36                                                    3,541,879
      3,151,051           3.44     Countrywide Asset-Backed, Floating Rate Note,
                                   7/25/36                                                     2,803,562
      1,290,000           2.82     FBR Securitization Trust, Floating Rate Note,
                                   10/25/35                                                      964,956
      3,987,348           2.59     Lehman XS Trust, Floating Rate Note, 8/25/36                2,541,580
      9,647,389           2.82     Lehman XS Trust, Floating Rate Note, 12/25/35               4,474,919
      2,332,683           2.67     Residential Asset Mortgage, Products, Inc., Floating
                                   Rate Note, 3/25/36                                          2,093,922

The accompanying notes are an integral part of these financial statements.

18    Pioneer Global High Yield Fund | Annual Report | 10/31/08

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount              (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- (continued)
$      5,985,000          5.76     Taganka Car Loan Finance Plc, Floating Rate Note,
                                   11/14/13 (144A)                                        $    5,566,050
                                                                                          --------------
                                                                                          $   30,280,872
                                                                                          --------------
                                   Total Banks                                            $   30,280,872
--------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.5%
                                   Investment Banking & Brokerage -- 0.1%
       1,800,000          2.60     Gsamp Trust, Floating Rate Note, 1/25/37               $    1,516,485
--------------------------------------------------------------------------------------------------------
                                   Diversified Financial Services -- 0.4%
       1,480,000          2.92     Bear Stearns Asset Backed Securities, Inc., Floating
                                   Rate Note, 1/25/47                                     $      605,266
       4,720,000          3.15     Bear Stearns Asset Backed Securities, Inc., Floating
                                   Rate Note, 3/25/35                                          3,528,069
         790,318          2.66     FFML 2006-FF4 A2, Floating Rate Note, 3/25/36                 696,804
                                                                                          --------------
                                                                                          $    4,830,139
                                                                                          --------------
                                   Total Diversified Financials                           $    6,346,624
--------------------------------------------------------------------------------------------------------
                                   TOTAL ASSET BACKED SECURITIES
                                   (Cost $59,290,646)                                     $   51,281,245
--------------------------------------------------------------------------------------------------------
                                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%
                                   MATERIALS -- 0.2%
                                   Forest Products -- 0.2%
       4,315,000                   T SRA R 2006-1 F, 7.5296%, 10/15/36 (144A)             $    2,157,500
                                                                                          --------------
                                   Total Materials                                        $    2,157,500
--------------------------------------------------------------------------------------------------------
                                   BANKS -- 1.1%
                                   Thrifts & Mortgage Finance -- 1.1%
       3,440,294          2.83     Countrywide Alternative Loan Trust, Floating Rate
                                   Note, 1/25/36                                          $    1,702,744
       2,717,602          2.82     Countrywide Alternative Loan Trust, Floating Rate
                                   Note, 9/25/35                                               1,537,506
       1,447,179          2.83     Countrywide Home Loans, Floating Rate Note,
                                   3/25/35                                                       765,251
       2,978,214          2.82     Countrywide Home Loans, Floating Rate Note,
                                   3/25/35                                                     1,581,418
       1,151,065          3.66     Impac Cmb Trust, Floating Rate Note, 4/25/35                  923,287
       9,540,571          2.73     Luminent Mortgage Trust, Floating Rate Note, 7/25/36        2,707,681
       2,334,702          2.78     Structured Asset Mortgage Investments, Inc., Floating
                                   Rate Note, 9/25/45                                          1,260,225
       5,339,142          2.70     WAMU Mortgage Pass-Through Certificates, Floating
                                   Rate Note, 4/25/45                                          3,194,630


The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    19

-------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount                  (unaudited)                                                         Value
-------------------------------------------------------------------------------------------------------
                                     Thrifts & Mortgage Finance -- (continued)
  $         1,365,434    2.95        WAMU Mortgage Pass-Through Certificates, Floating
                                     Rate Note, 7/25/45                                  $      511,461
                                                                                         --------------
                                                                                         $   14,184,203
                                                                                         --------------
                                     Total Banks                                         $   14,184,203
-------------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.2%
                                     Diversified Financial Services -- 0.2%
            5,542,712    2.89        DSLA 2005-AR6 2A1C, Floating Rate Note, 10/19/45    $    2,495,212
                                                                                         --------------
                                     Total Diversified Financials                        $    2,495,212
-------------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 0.7%
                                     Integrated Telecommunication Services -- 0.7%
            9,670,000                Global Tower Partners Acquisition, 7.87%, 5/15/37   $    4,871,261
            4,890,000                SBA CMBS Trust, 7.825%, 11/15/36 (g)                     3,763,051
                                                                                         --------------
                                                                                         $    8,634,312
                                                                                         --------------
                                     Total Telecommunication Services                    $    8,634,312
-------------------------------------------------------------------------------------------------------
                                     TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                     (Cost $39,920,587)                                  $   27,471,227
-------------------------------------------------------------------------------------------------------
                                     CORPORATE BONDS -- 79.3%
                                     ENERGY -- 9.1%
                                     Coal & Consumable Fuels -- 0.3%
            3,650,000                Empire Capital Resources Pte, 9.375%, 12/15/11      $    2,190,000
              750,000                Indo Intergrate Energy B, 8.5%, 6/1/12                     445,316
            1,715,000                Massey Energy Co., 6.875%, 12/15/13                      1,389,150
                                                                                         --------------
                                                                                         $    4,024,466
-------------------------------------------------------------------------------------------------------
                                     Integrated Oil & Gas -- 0.2%
            5,965,000                Tristan Oil, Ltd., 10.5%, 1/1/12 (144A) (c)         $    2,386,000
-------------------------------------------------------------------------------------------------------
                                     Oil & Gas Drilling -- 1.3%
           10,705,049                DDI Holding AS, 9.3%, 1/19/12 (144A)                $    5,887,777
            1,294,587                DDI Holdings AS, 9.3%, 4/23/12 (144A)                      712,023
           13,500,000                Petrolia Drilling ASA, 12.0%, 6/20/12                      602,450
   NOK     87,000,000                Petromena AS, 9.75%, 5/24/12 (144A)                      7,117,835
   NOK     16,500,000   11.65        Sevan Drilling, Floating Rate Note, 12/7/12              1,718,098
                                                                                         --------------
                                                                                         $   16,038,183
-------------------------------------------------------------------------------------------------------
                                     Oil & Gas Equipment & Services -- 2.0%
            6,910,000                Complete Production Service, 8.0%, 12/15/16         $    4,698,800
            4,200,000    10.5        Nexus, Floating Rate Note, 3/7/12                        2,730,000
   NOK     32,500,000                PetroJack AS, 11.0%, 4/12/10                             3,384,133
            1,900,000                Petroprod, Ltd., 10.85%, 5/24/13                         1,045,000
            1,500,000    8.79        Petroprod, Ltd., Floating Rate Note, 1/12/12               825,000
            1,400,000    5.78        Sevan Marine ASA, Floating Rate Note, 5/14/13
                                     (144A)                                                   1,078,000

The accompanying notes are an integral part of these financial statements.

20    Pioneer Global High Yield Fund | Annual Report | 10/31/08

---------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                          Value
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Equipment & Services -- (continued)
  $          6,500,000                Sevan Marine ASA, 9.25%, 12/20/11 (144A)             $    4,875,000
   NOK      20,000,000   11.99        Sevan Marine ASA, Floating Rate Note,
                                      10/24/12 (144A)                                           1,874,289
             8,200,000                Skeie Drilling And Production, 11.25%, 3/8/13             4,510,000
                                                                                           --------------
                                                                                           $   25,020,222
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Exploration & Production -- 3.9%
   EURO      2,550,000                Chesapeake Energy, 6.25%, 1/15/17                    $    1,952,357
             4,270,000                Harvest Operations Corp., 7.875%, 10/15/11                3,063,725
             7,075,000                Hilcorp Energy Co., 9.0%, 6/1/16 (144A)                   5,164,750
             6,500,000                Norse Energy ASA, 10.0%, 7/13/10                            870,206
            11,203,000                Norse Energy ASA, 6.5%, 7/14/11 (144A)                    7,281,950
            55,500,000                Norwegian Energy Co., 11.0%, 7/13/10                      6,191,847
   NOK      48,000,000                PA Resources AB, 8.75%, 3/10/10                           5,712,118
             6,345,000                Parallel Petroleum Corp., 10.25%, 8/1/14                  4,203,563
             2,150,000                Petroquest Energy, Inc., 10.375%, 5/15/12                 1,623,250
             4,770,000                Quicksilver Resources, Inc., 7.125%, 4/1/16 (c)           3,052,800
               585,000                Range Resources Corp., 7.5%, 5/15/16                        476,775
             6,105,000                Sandridge Energy, Inc., 8.0%, 6/1/18                      4,059,825
             5,330,000                Sandridge Energy, Inc., 8.625, 4/1/15                     3,517,800
             1,680,000    7.51        Sandridge Energy, Inc., Floating Rate Note, 4/1/14        1,342,218
                                                                                           --------------
                                                                                           $   48,513,184
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Refining & Marketing -- 0.6%
            11,865,000                Aventine Renewable Energy, Inc., 10.0%, 4/1/17 (c)   $    2,966,250
            10,000,000                Verasun Energy Corp., 9.375%, 6/1/17 (c)                    850,000
             7,695,000                Verasun Energy Corp., 9.875%, 12/15/12 (c)                3,154,950
                                                                                           --------------
                                                                                           $    6,971,200
---------------------------------------------------------------------------------------------------------
                                      Oil & Gas Storage & Transportation -- 0.8%
             5,540,000    8.38        Enterprise Products, Floating Rate Note, 8/1/66      $    4,113,450
             2,165,000    7.20        Southern Union Co., 7.2%, 11/1/66                         1,342,991
             6,030,000    7.00        Teppco Partners LP, Floating Rate Note, 6/1/67            4,151,329
                                                                                           --------------
                                                                                           $    9,607,770
                                                                                           --------------
                                      Total Energy                                         $  112,561,025
---------------------------------------------------------------------------------------------------------
                                      MATERIALS -- 10.3%
                                      Aluminum -- 1.5%
            14,095,000                CII Carbon LLC, 11.125%, 11/15/15                    $   12,967,400
             8,750,000    6.83        Noranda Aluminum Acquisition Corp., Floating Rate
                                      Note, 5/15/15                                             3,937,500
             3,530,000    8.58        Noranda Aluminum Holding Corp., Floating Rate
                                      Note, 11/15/14                                            1,059,000
                                                                                           --------------
                                                                                           $   17,963,900
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    21

---------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                       Value
---------------------------------------------------------------------------------------------------------
                                        Commodity Chemicals -- 1.3%
  $         13,825,000                  Basell Finance Co., 8.1%, 3/15/27 (144A)           $    3,940,125
            10,395,000                  Georgia Gulf Corp, 10.75%, 10/15/16 (c)                 2,702,700
             5,861,000                  Georgia Gulf Corp., 9.5%, 10/15/14                      2,461,620
             4,100,000                  Hexion US Fin/Nova Scotia, 9.75%, 11/15/14              2,603,500
             2,800,000                  LPG International, Inc., 7.25%, 12/20/15                2,296,000
             3,320,000                  Nell AF Sarl, 8.375%, 8/15/15 (144A)                    1,398,041
               500,000                  Nell AF Sarl, 8.375%, 8/15/15 (144A)                      175,000
                                                                                           --------------
                                                                                           $   15,576,986
---------------------------------------------------------------------------------------------------------
                                        Construction Materials -- 1.2%
            15,675,000                  AGY Holding Corp., 11.0%, 11/15/14                 $   11,050,875
             6,800,000                  U.S. Concrete, Inc., 8.375%, 4/1/14                     4,250,000
                                                                                           --------------
                                                                                           $   15,300,875
---------------------------------------------------------------------------------------------------------
                                        Diversified Chemical -- 0.5%
   EURO     14,775,000                  Ineos Group Holdings Plc, 7.875%, 2/15/16 (144A)   $    6,504,508
---------------------------------------------------------------------------------------------------------
                                        Diversified Metals & Mining -- 1.7%
            14,760,000                  Algoma Acquisition Corp., 9.875%, 6/15/15 (144A)   $    9,741,600
             7,910,000                  FMG Finance Pty, Ltd., 10.625%, 9/1/16 (144A)           5,418,350
             2,000,000                  Glencore Finance Europe SA, 8.0%, 2/28/49                 700,000
             6,330,000                  New World Resources BV, 7.375%, 5/15/15 (144A)          4,668,737
                                                                                           --------------
                                                                                           $   20,528,687
---------------------------------------------------------------------------------------------------------
                                        Forest Products -- 0.1%
               795,953                  Ainsworth Lumber Co., Ltd., 11.0%,
                                        7/29/15 (144A) (c)                                 $      557,167
             1,250,000                  Sino Forest Corp., 9.125%, 8/17/11                        812,500
                                                                                           --------------
                                                                                           $    1,369,667
---------------------------------------------------------------------------------------------------------
                                        Metal & Glass Containers -- 1.2%
             3,758,000                  AEP Industries, Inc., 7.875%, 3/15/13 (c)          $    2,254,800
   EURO      4,995,000                  Consol Glass, Ltd., 7.625%, 4/15/14 (144A)              3,123,198
   EURO     10,100,000                  Impress Metal Packaging Holding BV, 9.25%,
                                        9/15/14 (144A)                                          7,281,783
             6,520,000                  Vitro Sab De Cv, 9.125%, 2/1/17                         2,037,500
                                                                                           --------------
                                                                                           $   14,697,281
---------------------------------------------------------------------------------------------------------
                                        Paper Packaging -- 0.8%
             7,530,000                  Graphic Packaging Co., 9.5%, 8/15/13 (c)           $    5,158,050
            10,400,000                  Pioneer Natural Resources Co., 10.0%, 6/1/13            5,200,000
                                                                                           --------------
                                                                                           $   10,358,050
---------------------------------------------------------------------------------------------------------
                                        Paper Products -- 1.1%
            18,420,000                  Exopack Holding Corp., 11.25%, 2/1/14              $   14,183,400
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer Global High Yield Fund | Annual Report | 10/31/08

---------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                       Value
---------------------------------------------------------------------------------------------------------
                                        Specialty Chemicals -- 0.4%
  $          3,005,000                  Chemtura Corp., 6.875%, 6/1/16                    $    1,878,125
   EURO      6,175,000                  Kronos International, Inc., 6.5%, 4/15/13              2,757,864
                                                                                          --------------
                                                                                          $    4,635,989
---------------------------------------------------------------------------------------------------------
                                        Steel -- 0.5%
   EURO     11,800,000                  Bulgaria Steel Finance, 12.0%, 5/4/13 (f)         $    2,258,610
             3,500,000                  Evraz Group SA., 8.875%, 4/24/13 (144A)                1,505,000
             2,670,000                  Evraz Group SA, 9.5%, 4/24/18 (144A) (c)               1,121,400
             3,035,000                  Ryerson, Inc., 12.0%, 11/1/15 (144A)              $    2,063,800
                                                                                          --------------
                                                                                          $    6,948,810
                                                                                          --------------
                                        Total Materials                                   $  128,068,153
---------------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 9.1%
                                        Aerospace & Defense -- 0.5%
             8,540,000                  Aeroflex, Inc., 11.75%, 2/15/15 (144A)            $    5,978,000
---------------------------------------------------------------------------------------------------------
                                        Building Products -- 0.4%
            11,515,000                  Asia Aluminum Holdings, Ltd., 8.0%,
                                        12/23/11 (144A)                                   $    3,454,500
             1,047,000        6.722     C10 Capital SPV, Ltd., Floating Rate Note,
                                        12/31/49 (c)                                             491,357
             3,440,000                  Industrias Unidas SA, 11.5%, 11/15/16 (144A)             791,200
             1,500,000                  Panolam Industries International Inc., 10.75%,
                                        10/1/13 (c)                                              900,000
                                                                                          --------------
                                                                                          $    5,637,057
---------------------------------------------------------------------------------------------------------
                                        Construction & Engineering -- 1.3%
             9,370,000                  Desarrollos Metropolitan LLC, 10.875%, 5/9/17
                                         (144A)                                           $    1,686,600
             2,625,000                  Dycom Industries, Inc., 8.125%, 10/15/15               1,771,875
             9,125,000                  Esco Corp., 8.625%, 12/15/13 (144A)                    7,300,000
             6,460,000                  Mastec, Inc., 7.625%, 2/1/17                           5,168,000
                                                                                          --------------
                                                                                          $   15,926,475
---------------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery & Heavy Trucks -- 1.9%
             5,545,000                  Accuride Corp., 8.5%, 2/1/15*(c)                  $    2,218,000
             3,840,000                  American Railcar Industries, Inc., 7.5%, 3/1/14        3,033,600
            12,820,000                  Commercial Vehicle Group, 8.0%, 7/1/13                 8,204,800
             3,830,000                  Greenbrier Co., Inc., 8.375%, 5/15/15                  2,920,375
             7,830,000                  Titan Wheel International, Inc., 8.0%, 1/15/12         6,968,700
                                                                                          --------------
                                                                                          $   23,345,475
---------------------------------------------------------------------------------------------------------
                                        Electrical Component & Equipment -- 0.5%
             8,021,284                  Ormat Funding Corp., 8.25%, 12/30/20              $    6,417,027
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    23

---------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                        Value
                                        Heavy Electrical Equipment -- 1.5%
   GBP      1,068,594                   Altra Industrial Motion Inc., 11.25%, 2/15/13      $    1,880,343
  $        19,000,000                   Altra Industrial Motion Inc., 9.0%, 12/1/11            17,100,000
                                                                                           --------------
                                                                                           $   18,980,343
---------------------------------------------------------------------------------------------------------
                                        Industrial Conglomerates -- 1.0%
             9,631,847                  AAC Group Holding Corp., 14.75%, 10/1/12 (PIK)     $    9,150,255
             5,322,000                  Indalex Holding Corp., 11.5%, 2/1/14                    1,703,040
             2,445,000                  Park-Ohio Industries, Inc., 8.375%, 11/15/14            1,430,325
                                                                                           --------------
                                                                                           $   12,283,620
---------------------------------------------------------------------------------------------------------
                                        Industrial Machinery -- 1.1%
            12,015,000                  Industrias Metalurgicas Pescar, 11.25%, 10/22/14   $    5,887,350
            11,965,000                  Mueller Water Products Inc., 7.375%, 6/1/17             7,837,075
                                                                                           --------------
                                                                                           $   13,724,425
---------------------------------------------------------------------------------------------------------
                                        Trading Companies & Distributors -- 0.9%
             3,730,000                  Blaze Recycling & Metals LLC, 10.875%,
                                        7/15/12 (144A)                                     $    3,170,500
             9,100,000                  Intcomex, Inc., 11.75%, 1/15/11                         8,030,750
                                                                                           --------------
                                                                                           $   11,201,250
                                                                                           --------------
                                        Total Capital Goods                                $  113,493,672
---------------------------------------------------------------------------------------------------------
                                        COMMERCIAL SERVICES & SUPPLIES -- 1.7%
                                        Commercial Printing -- 0.3%
             4,910,000                  Sheridan Acquisition Corp., 10.25%, 8/15/11        $    4,075,300
---------------------------------------------------------------------------------------------------------
                                        Diversified Commercial Services -- 0.5%
                12,930                  Msx International Inc., 12.5%, 4/1/12 (144A)       $    5,818,500
---------------------------------------------------------------------------------------------------------
                                        Environmental & Facilities Services -- 0.9%
             8,690,000                  Aleris International, Inc., 10.0%, 12/15/16 (c)    $    2,824,250
             2,110,000                  Aleris International, Inc., 9.0%, 12/15/14                727,950
             1,619,000                  Clean Harbors, Inc., 11.25%, 7/15/12 (144A)             1,665,546
   EURO      3,022,531                  New Reclamation Group, 8.125%, 2/1/13 (144A)            1,774,175
             4,750,000                  Waste Services, Inc., 9.5%, 4/15/14                     3,800,000
                                                                                           --------------
                                                                                           $   10,791,921
                                                                                           --------------
                                        Total Commercial Services & Supplies               $   20,685,721
---------------------------------------------------------------------------------------------------------
                                        TRANSPORTATION -- 0.8%
                                        Air Freight & Couriers -- 0.5%
             6,220,000                  Ceva Group Plc, 10.0%, 12/1/16 (144A)              $    2,341,425
             4,700,000                  Ceva Group Plc, 10.0%, 9/1/14 (144A)                    3,384,000
                                                                                           --------------
                                                                                           $    5,725,425
---------------------------------------------------------------------------------------------------------
                                        Airlines -- 0.0%
             1,306,888                  Continental Airline, Inc., 8.499%, 5/1/11          $    1,228,474
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Global High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                          Value
-----------------------------------------------------------------------------------------------------------
                                        Marine -- 0.2%
  $          4,390,000                  Blt Finance Bv, 7.5%, 5/15/14 (144A)                 $    1,097,500
             1,600,000   8.67           DP Producer AS, Floating Rate Note, 12/5/11 (144A)          800,000
                                                                                             --------------
                                                                                             $    1,897,500
-----------------------------------------------------------------------------------------------------------
                                        Railroads -- 0.1%
             1,905,000                  TFM SA De CV, 9.375%, 5/1/12                         $    1,609,725
                                                                                             --------------
                                        Total Transportation                                 $   10,461,124
-----------------------------------------------------------------------------------------------------------
                                        AUTOMOBILES & COMPONENTS -- 2.5%
                                        Auto Parts & Equipment -- 2.2%
             9,335,000                  Allison Transmission, 11.25%, 11/1/15 (144A)*(c)     $    4,947,550
             4,500,000                  Hawk Corp., 8.75%, 11/1/14                                4,528,125
            13,040,000                  Lear Corp., 8.75%, 12/1/16                                4,824,800
            16,550,000   0.00           Stanadyne Corp., Floating Rate Note, 2/15/15              9,268,000
             4,265,000                  Stanadyne Corp., 10.0%, 8/15/14                           3,284,050
             2,090,000                  Tenneco Automotive, Inc., 8.625%, 11/15/14 (c)              987,525
                                                                                             --------------
                                                                                             $   27,840,050
-----------------------------------------------------------------------------------------------------------
                                        Tires & Rubber -- 0.3%
             8,600,000                  Cooper Standard Automotive, Inc., 8.375%,
                                        12/15/14                                             $    3,612,000
                                                                                             --------------
                                        Total Automobiles & Components                       $   31,452,050
-----------------------------------------------------------------------------------------------------------
                                        CONSUMER DURABLES & APPAREL -- 0.8%
                                        Homebuilding -- 0.2%
             1,600,000                  Meritage Homes Corp., 6.25%, 3/15/15                 $      820,000
             2,620,000                  Urbi Desarrollos Urbanos, 8.5%, 4/19/16 (144A)            1,834,000
                                                                                             --------------
                                                                                             $    2,654,000
-----------------------------------------------------------------------------------------------------------
                                        Housewares & Specialties -- 0.5%
             1,730,000                  Visant Holding Corp., Step Coupon, 12/1/13           $    1,193,700
            11,165,000                  Yankee Acquisition Corp., 9.75%, 2/15/17 (c)              5,540,631
                                                                                             --------------
                                                                                             $    6,734,331
-----------------------------------------------------------------------------------------------------------
                                        Textiles -- 0.1%
             1,410,000                  Invista, 9.25%, 5/1/12 (144A)                        $    1,170,300
                                                                                             --------------
                                        Total Consumer Durables & Apparel                    $   10,558,631
-----------------------------------------------------------------------------------------------------------
                                        CONSUMER SERVICES -- 3.5%
                                        Casinos & Gaming -- 2.3%
             9,750,000                  Buffalo Thunder Revenue Authority, 9.375%,
                                        12/15/14                                             $    3,412,500
   EURO      8,365,000                  Codere Finance SA, 8.25%, 6/15/15 (144A)                  4,910,115
             7,610,000                  Fontainebleau Las Vegas, 10.25%, 6/15/15 (144A)           1,027,350
             1,535,000                  Galaxy Entertainment Finance Co., Ltd., 9.875%,
                                        12/15/12 (144A)                                             583,300

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    25

------------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                           Value
------------------------------------------------------------------------------------------------------------
                                        Casinos & Gaming -- (continued)
 $           6,260,000                  Little Traverse Bay Odawa Inn, 10.25%,
                                        2/15/14 (144A)                                        $    4,084,650
   EURO      6,925,000         8.25     Lottomatica S.p.A., Floating Rate Note, 3/31/66
                                        (144A)                                                     5,317,012
             4,210,000                  Manshantucket Pequot Tribe, 8.5%, 11/15/15 (144A)          2,315,500
   EURO      3,265,000                  Peermont Global, Ltd., 7.75%, 4/30/14 (144A)               1,916,500
             5,990,000                  Shingle Springs Tribal, 9.375%, 6/15/15 (144A)             2,935,100
             6,505,000                  Station Casinos, Inc., 6.625%, 3/15/18 (c)                   585,450
             1,995,000                  Trump Entertainment Resorts Inc., 8.5%, 6/1/15 (c)           513,713
                                                                                              --------------
                                                                                              $   27,601,190
------------------------------------------------------------------------------------------------------------
                                        Hotels, Resorts & Cruise Lines -- 0.9%
            17,350,000                  Pegasus Solutions, Inc., 10.5%, 4/15/15 (144A)        $   11,971,500
------------------------------------------------------------------------------------------------------------
                                        Leisure Facilities -- 0.3%
             4,805,000                  Firekeepers Development Authority, 13.875%,
                                        5/1/15 (144A)                                         $    3,411,550
             1,000,000         0.00     HRP Myrtle Beach, Floating Rate Note, 4/1/12 (144A)          447,500
                                                                                              --------------
                                                                                              $    3,859,050
                                                                                              --------------
                                        Total Consumer Services                               $   43,431,740
------------------------------------------------------------------------------------------------------------
                                        MEDIA -- 1.2%
                                        Broadcasting -- 1.2%
             4,508,000                  CCH I LLC, 11.0%, 10/1/15 (c)                         $    2,028,600
             6,620,000        10.38     Inmarsat Finance Plc, Floating Rate Note, 11/15/12         5,262,900
               500,000                  Intel, 11.5%, 6/15/16 (144A)                                 420,000
             2,345,000                  Kabel Deutschland GMBH, 10.625%, 7/1/14                    1,969,800
             2,785,000                  Telesat Canada, 11.0%, 11/1/15                             1,671,000
             4,260,000                  Telesat Canada, 12.5%, 11/1/17                             2,641,200
             6,075,000                  Univision Communications Inc., 9.75%,
                                        3/15/15 (PIK) (144A) (c)                                   1,245,375
                                                                                              --------------
                                                                                              $   15,238,875
                                                                                              --------------
                                        Total Media                                           $   15,238,875
------------------------------------------------------------------------------------------------------------
                                        RETAILING -- 2.1%
                                        Apparel Retail -- 0.0%
   EURO        560,000        10.46     EDCON Holdings Property, Ltd., Floating Rate Note,
                                        6/15/15 (144A)                                        $      207,231
------------------------------------------------------------------------------------------------------------
                                        Distributors -- 0.7%
             8,000,000                  Marfrig Overseas, Ltd., 9.625%, 11/16/16 (144A)       $    3,840,000
            10,100,000                  Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A) (c)            4,545,000
                                                                                              --------------
                                                                                              $    8,385,000
------------------------------------------------------------------------------------------------------------
                                        Home Improvement Retail -- 0.1%
             3,240,000                  Kar Holdings, Inc., 10.0%, 5/1/15 (144A) (c)          $    1,830,600
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Global High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                         Value
-----------------------------------------------------------------------------------------------------------
                                        Internet Retail -- 0.7%
  $         10,020,000                  Ticketmaster, 10.75%, 8/1/16 (144A)                 $    8,416,800
-----------------------------------------------------------------------------------------------------------
                                        Specialty Stores -- 0.6%
             9,555,000                  Sally Holdings LLC, 10.5%, 11/15/16 (c)             $    6,975,150
                                                                                            --------------
                                        Total Retailing                                     $   25,814,781
-----------------------------------------------------------------------------------------------------------
                                        FOOD & DRUG RETAILING -- 0.7%
                                        Drug Retail -- 0.2%
             4,410,000                  Duane Reade, Inc., 9.75%, 8/1/11 (c)                $    2,646,000
-----------------------------------------------------------------------------------------------------------
                                        Food Distributors -- 0.5%
             5,050,000                  Arantes International, Ltd., 10.25%, 6/19/13        $    3,030,000
             5,300,000                  Independencia International, Ltd., 9.875%,
                                        5/15/15 (144A)                                           2,438,000
                                                                                            --------------
                                                                                            $    5,468,000
                                                                                            --------------
                                        Total Food & Drug Retailing                         $    8,114,000
-----------------------------------------------------------------------------------------------------------
                                        FOOD, BEVERAGE & TOBACCO -- 1.5%
                                        Agricultural Products -- 0.2%
             7,260,000                  Cosan SA Industria, 8.25%, 2/15/49 (144A) (c)       $    3,121,800
-----------------------------------------------------------------------------------------------------------
                                        Brewers -- 0.0%
               120,000                  Cia Brasileira de Bebida, 8.75%, 9/15/13            $      112,800
-----------------------------------------------------------------------------------------------------------
                                        Distillers & Vintners -- 0.4%
   EURO        505,649                  Belvedere, 0.0%, 4/11/14 (f)                        $      373,655
   EURO      3,286,800                  Belvedere, 7.692%, 4/11/14 (f)                           2,538,703
   EURO      3,810,000         0.00     Belvedere, Floating Rate Note, 5/15/13 (144A) (f)        1,458,526
                                                                                            --------------
                                                                                            $    4,370,884
-----------------------------------------------------------------------------------------------------------
                                        Packaged Foods & Meats -- 0.4%
             6,360,000                  Bertin, Ltd., 10.25%, 10/5/16 (144A) (c)            $    2,862,000
             7,158,000                  Fabrica de Productos, 9.25%, 2/23/17 (144A)              1,789,500
                                                                                            --------------
                                                                                            $    4,651,500
-----------------------------------------------------------------------------------------------------------
                                        Tobacco -- 0.5%
             1,125,000                  Alliance One, 11.0%, 5/15/12                        $      950,625
             6,415,000                  Alliance One International, Inc., 8.5%, 5/15/12          4,939,550
                                                                                            --------------
                                                                                            $    5,890,175
                                                                                            --------------
                                        Total Food, Beverage & Tobacco                      $   18,147,159
-----------------------------------------------------------------------------------------------------------
                                        HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                        Household Products -- 0.2%
             3,980,000                  Central Garden, 9.125%, 2/1/13 (c)                  $    2,427,800
                                                                                            --------------
                                        Total Household & Personal Products                 $    2,427,800
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    27

--------------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount                  (unaudited)                                                              Value
--------------------------------------------------------------------------------------------------------------
                                       HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
                                       Health Care Equipment -- 0.9%
 $           7,435,000                 Accellent, Inc., 10.5%, 12/1/13                          $    5,501,900
  EURO      3,615,000                  Pts Acquisition, 9.75%, 4/15/17                               1,153,231
             3,460,000                 Universal Hospital Services Inc., 8.5%, 6/1/15                2,768,000
             1,630,000        6.30     Universal Hospital Services Inc., Floating Rate Note,
                                       6/1/15                                                        1,108,400
                                                                                                --------------
                                                                                                $   10,531,531
--------------------------------------------------------------------------------------------------------------
                                       Health Care Facilities -- 0.2%
             2,200,000                 Community Health Systems Inc., 8.875%, 7/15/15           $    1,842,500
             1,485,000                 Hanger Orthopedic Group., 10.25%, 6/1/14                      1,351,350
                                                                                                --------------
                                                                                                $    3,193,850
--------------------------------------------------------------------------------------------------------------
                                       Health Care Services -- 1.7%
             9,095,000                 Dasa Finance Corp., 8.75%, 5/29/18 (144A)                $    5,024,988
             3,665,000                 Rural/Metro Corp., 9.875%, 3/15/15                            2,986,975
             7,125,000                 Surgical Care Affiliates Inc., 10.0%, 7/15/17 (144A)          4,488,750
             9,510,000                 Surgical Care Affiliates Inc., 8.875%, 7/15/15 (144A)
                                       (PIK)                                                         7,132,500
                                                                                                --------------
                                                                                                $   19,633,213
--------------------------------------------------------------------------------------------------------------
                                       Health Care Supplies -- 0.3%
             5,050,000                 Biomet, Inc., 10.375%, 10/15/17                          $    4,204,125
--------------------------------------------------------------------------------------------------------------
                                       Managed Health Care -- 0.5%
             7,350,000                 Multiplan, Inc., 10.375%, 4/15/16 (144A)                 $    6,762,000
                                                                                                --------------
                                       Total Health Care Equipment & Services                   $   44,324,719
--------------------------------------------------------------------------------------------------------------
                                       PHARMACEUTICALS & BIOTECHNOLOGY -- 1.4%
                                       Biotechnology -- 0.1%
             1,336,000                 Warner Chilcott Corp., 8.75%, 2/1/15                     $    1,175,680
--------------------------------------------------------------------------------------------------------------
                                       Pharmaceuticals -- 1.3%
             1,100,000                 AMR Holdco/Emcar Holdco, 10.0%, 2/15/15                  $    1,056,000
            13,225,000                 Angiotech Pharmaceutical Inc., 7.75%, 4/1/14 (c)              5,554,500
             7,875,000                 Phibro Animal Health Corp., 10.09%, 8/1/13 (144A)             6,693,750
             3,530,000                 Phibro Animal Health Corp., 13.09%, 8/1/14 (144A)             3,000,500
                                                                                                --------------
                                                                                                $   16,304,750
                                                                                                --------------
                                       Total Pharmaceuticals & Biotechnology                    $   17,480,430
--------------------------------------------------------------------------------------------------------------
                                       BANKS -- 3.8%
                                       Diversified Banks -- 3.3%
             4,380,000                 ALB Finance BV, 9.25%, 9/25/13 (144A) (c)                $    1,533,000
             5,045,000                 ALB Finance BV, 9.25%, 9/25/13 (c)                            1,765,750
             9,200,000                 ALB Finance BV, 9.375%, 4/19/28                               1,380,000
             5,200,000        4.68     Alfa Div Payment Rights Finance, Floating Rate Note,
                                       12/15/11 (144A)                                               3,261,440
             6,675,000                 ATF Bank JSC, 9.25%, 4/12/12 (144A)+                          3,858,818

The accompanying notes are an integral part of these financial statements.

28    Pioneer Global High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount              (unaudited)                                                           Value
-------------------------------------------------------------------------------------------------------
                                   Diversified Banks -- (continued)
$      3,360,000                   ATF Bank, 9.0%, 5/11/16 (144A)                        $    1,440,970
       1,500,000                   ATF Capital BV, 10.0%, 12/31/49                              600,600
       4,530,000                   ATF Capital BV, 9.25%, 2/21/14 (144A)                      2,400,900
       2,755,000                   Banco Macro SA, 8.5%, 2/1/17                               1,239,750
       2,870,000                   Banco Macro SA, 9.75%, 12/18/36                              717,500
       6,230,000         10.19     Banco Macro SA, Floating Rate Note, 6/7/12                 2,492,000
       5,000,000          8.25     BTA Finance Luxembourg, 8.25%, 12/31/49                      697,250
       5,380,000                   Centercredit International, 8.625%, 1/30/14 (144A)         1,990,600
       3,750,000          9.20     Kazkommerts Finance 2 BV, Floating Rate
                                   Note, 11/29/49                                               862,500
       1,400,000                   Kazkommerts International BV, 8.0%, 11/3/15                  602,000
       6,880,000                   PetroCommerce Finance, 8.75%, 12/17/09                     5,515,469
       2,465,000                   Russian Stand Bank, 7.5%, 10/7/10 (144A)                     862,750
       2,960,000                   Sibacademfinance, 7.0%, 5/21/10                            1,699,699
       4,300,000                   Sibacademfinance Plc, 9.0%, 5/12/09 (144A) (c)             4,323,693
       3,410,000                   Temir Capital, 9.5%, 5/21/14                                 716,100
       7,070,000                   Turanalem Finance BV, 8.5%, 2/10/15 (144A) (c)             2,615,900
                                                                                         --------------
                                                                                         $   40,576,689
-------------------------------------------------------------------------------------------------------
                                   Regional Banks -- 0.2%
       2,650,000                   Wells Fargo Capital, 9.75%, 12/29/49 (c)              $    2,570,500
-------------------------------------------------------------------------------------------------------
                                   Thrifts & Mortgage Finance -- 0.3%
       5,850,000                   Hipotecaria Su Casita SA, 8.5%, 10//4/16 (144A) (c)   $    4,095,000
                                                                                         --------------
                                   Total Banks                                           $   47,242,189
-------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 5.7%
                                   Consumer Finance -- 0.5%
       4,955,000                   Ford Motor Credit Co., 5.7%, 1/15/10*(c)              $    3,678,087
       3,295,000                   Ford Motor Credit Co., 8.0%, 12/15/16 (c)                  1,804,579
         500,000                   General Motors Acceptance Corp., 6.75%, 12/1/14              252,498
                                                                                         --------------
                                                                                         $    5,735,164
-------------------------------------------------------------------------------------------------------
                                   Investment Banking & Brokerage -- 1.1%
       5,480,000                   Egidaco Investments Ltd., 18.0%, 6/24/11              $    6,293,481
      16,165,000          5.79     Goldman Sachs Capital, Floating Rate Note,
                                   12/29/49                                                   7,423,388
                                                                                         --------------
                                                                                         $   13,716,869
-------------------------------------------------------------------------------------------------------
                                   Multi-Sector Holding -- 0.1%
       2,505,000                   Zlomrex International SA, 8.5%, 2/1/14 (144A)         $      767,162
-------------------------------------------------------------------------------------------------------
                                   Diversified Financial Services -- 1.6%
       5,000,000          8.4      C VAR, Floating Rate Note, Perpetual                  $    3,475,500
       1,000,000          8.56     Green Valley, Ltd., Floating Rate Note, 1/10/11
                                   (144A)                                                     1,232,154
       3,675,000                   Mandra Forestry, 12.0%, 5/15/13 (144A)                     2,572,500

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    29

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount             (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                  Diversified Financial Services -- (continued)
$     5,940,000                   Mirant JPSCO Finance, Ltd., 11.0%, 7/6/16 (144A)     $    5,108,400
        975,000                   TNK-BP Finance SA, 6.625%, 3/20/17 (144A)                   409,500
     15,400,000                   TNK-BP Finance SA, 7.875%, 3/13/18 (144A)                 6,776,000
                                                                                       --------------
                                                                                       $   19,574,054
------------------------------------------------------------------------------------------------------
                                  Specialized Finance -- 2.4%
     11,305,000                   Ace Cash Express, Inc., 10.25%, 10/1/14 (144A)       $    5,313,350
        550,000         12.61     Foundation RE II, Ltd., Floating Rate Note, 1/8/09          535,700
        860,000                   Ipayment, Inc., 9.75%, 5/15/14                              645,000
     19,800,000                   NCO Group, Inc., 11.875%, 11/15/14                       13,464,000
     11,870,000          7.68     NCO Group, Inc., Floating Rate Note, 11/15/13             8,071,600
      1,010,000         19.42     Successor II, Ltd., Cat Bond, Floating Rate Note,
                                  4/6/10                                                      987,477
      1,925,000         27.67     Successor II, Ltd., Cat Bond, Floating Rate Note,
                                  4/6/10                                                    1,856,663
                                                                                       --------------
                                                                                       $   30,873,790
                                                                                       --------------
                                  Total Diversified Financials                         $   70,667,039
------------------------------------------------------------------------------------------------------
                                  INSURANCE -- 4.5%
                                  Insurance Brokers -- 1.5%
     11,140,000                   Alliant Holdings, Inc., 11.0%, 5/1/15 (144A)         $    9,023,400
     13,710,000                   Hub International Holdings, 10.25%, 6/15/15 (144A)        8,637,300
      2,270,000                   Usi Holdings Corp., 9.75%, 5/15/15 (144A)                 1,430,100
                                                                                       --------------
                                                                                       $   19,090,800
------------------------------------------------------------------------------------------------------
                                  Life & Health Insurance -- 0.3%
      3,466,000                   Presidential Life Corp., 7.875%, 2/15/09             $    3,292,700
------------------------------------------------------------------------------------------------------
                                  Multi-Line Insurance -- 0.8%
      3,320,000          7.00     Liberty Mutual Group, 7.0%, 3/15/37 (144A)           $    1,789,281
     10,000,000         10.75     Liberty Mutual Group, Floating Rate Note,
                                  6/15/58 (144A)                                            5,250,000
      2,975,100                   Sul America Partecipacoe, 8.625%, 2/15/12 (144A)          2,528,835
                                                                                       --------------
                                                                                       $    9,568,116
------------------------------------------------------------------------------------------------------
                                  Property & Casualty Insurance -- 0.3%
      1,875,000          7.19     Blue Fin, Ltd., Floating Rate Note, 4/10/12          $    1,674,000
      2,000,000                   Kingsway America, Inc., 7.5%, 2/1/14                      1,544,880
        985,000         14.00     MBIA, Inc., Floating Rate Note, 1/15/33 (144A) (c)          531,900
                                                                                       --------------
                                                                                       $    3,750,780
------------------------------------------------------------------------------------------------------
                                  Reinsurance -- 1.6%
      1,375,000         15.20     Atlas Reinsurance Plc, Floating Rate Note, 1/10/11,
                                  Cat Bond (144A)                                      $    1,714,741
        750,000          8.92     Caelus Re, Ltd., Floating Rate Note, 6/7/11                 717,525
      1,750,000         18.03     Carillon, Ltd., Floating Rate Note, 1/10/11               1,681,400

The accompanying notes are an integral part of these financial statements.

30    Pioneer Global High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount            (unaudited)                                                           Value
-----------------------------------------------------------------------------------------------------
                                 Reinsurance -- (continued)
$    2,750,000          6.91     Foundation RE, Ltd., Floating Rate Note,
                                 11/24/08 (144A)                                       $    2,729,650
     2,600,000         12.03     Globecat, Ltd., Cat Bond, Floating Rate Note,
                                 1/2/13 (144A)                                              2,562,560
       375,000          8.78     Globecat, Ltd., Cat Bond, Floating Rate Note,
                                 1/2/13 (144A)                                                369,525
     2,570,000          7.20     Muteki, Ltd., Cat Bond, Floating Rate Note, 5/24/11        2,455,635
       900,000          9.81     Mystic Re, Floating Rate Note, 5/31/09                       895,050
       500,000          7.07     Nelson Re, Ltd., Floating Rate Note, 6/6/11                  490,150
       435,000          7.45     Newton Re, Ltd., Cat Bond, Floating Rate Note,
                                 12/24/10 (144A)                                              431,520
       745,000          9.75     Newton Re, Ltd., Cat Bond, Floating Rate Note,
                                 12/24/10 (144A)                                              718,255
     3,665,000                   Platinum Underwriters HD, 7.5%, 6/1/17                     3,448,930
     1,900,000         14.15     Residential Re, Floating Rate Note, 6/6/11                 1,854,210
       500,000         12.68     Residential Reinsurance Cat Bond, Floating Rate
                                 Note, 6/5/09                                                 495,500
                                                                                       --------------
                                                                                       $   20,564,651
                                                                                       --------------
                                 Total Insurance                                       $   56,267,047
-----------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 1.4%
                                 Diversified Real Estate Activities -- 0.3%
     9,090,000                   BR Malls International Finance, 9.75%, 12/31/49,
                                 Perpetual (144A)                                      $    4,181,400
-----------------------------------------------------------------------------------------------------
                                 Real Estate Development -- 0.3%
       895,000                   China Properties Group, 9.125%, 5/4/14 (144A)         $      313,250
     7,285,000                   Greentown China Holdings, 9.0%, 11/8/13 (144A)             2,258,350
    10,345,000                   Neo-China Group Holdings, 9.75%, 7/23/14                   1,448,300
                                                                                       --------------
                                                                                       $    4,019,900
-----------------------------------------------------------------------------------------------------
                                 Real Estate Operating Companies -- 0.7%
     6,750,000                   Alto Palermo SA, 7.875%, 5/11/17 (144A)               $    2,025,000
     6,840,000         10.42     Alto Palermo SA, Floating Rate Note, 6/11/12 (144A)        3,603,312
     8,405,000                   Inversiones Y Rep, 8.5%, 2/2/17 (144A) (c)                 3,277,950
                                                                                       --------------
                                                                                       $    8,906,262
                                                                                       --------------
                                 Total Real Estate                                     $   17,107,562
-----------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 1.8%
                                 Application Software -- 0.5%
     2,195,000                   Open Solutions, Inc., 9.75%, 2/15/15 (144A)           $      932,875
     9,590,000                   Vangent, Inc., 9.625%, 2/15/15                             5,658,100
                                                                                       --------------
                                                                                       $    6,590,975
-----------------------------------------------------------------------------------------------------
                                 Data Processing & Outsourced Services -- 0.9%
    18,075,000                   First Data Corp., 9.875%, 9/24/15 (144A)              $   11,568,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    31

-----------------------------------------------------------------------------------------------------------
                         Floating
Principal                Rate (b)
Amount                   (unaudited)                                                            Value
-----------------------------------------------------------------------------------------------------------
                                      IT Consulting & Other Services -- 0.4%
  $          7,760,000                Activant Solutions, Inc., 9.5%, 5/1/16                 $    4,733,600
                                                                                             --------------
                                      Total Software & Services                              $   22,892,575
-----------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 0.8%
                                      Electronic Equipment & Instruments -- 0.1%
   EURO      1,975,000                Vac Finanzierung BMGH, 9.25%, 4/15/16 (144A)           $    1,461,716
-----------------------------------------------------------------------------------------------------------
                                      Technology Distributors -- 0.7%
             8,975,000                Da-Lite Screen Co., Inc., 9.5%, 5/15/11                $    7,987,750
                                                                                             --------------
                                      Total Technology Hardware & Equipment                  $    9,449,466
-----------------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS -- 0.2%
                                      Semiconductor Equipment -- 0.2%
             2,735,000                Freescale Semiconductor, 9.125%, 12/15/14 (PIK)        $      998,275
             4,750,000    6.65        Freescale Semiconductor, Floating Rate Note,
                                      12/15/14                                                    1,805,000
                                                                                             --------------
                                                                                             $    2,803,275
                                                                                             --------------
                                      Total Semiconductors                                   $    2,803,275
-----------------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 7.0%
                                      Integrated Telecommunication Services -- 3.4%
            17,340,000                Broadview Networks Holdings Inc., 11.375%,
                                      9/1/12 (144A)                                          $   12,484,800
             7,600,000                Digicel, Ltd., 9.25%, 9/1/12 (144A)                         5,928,000
            23,686,000                GC Impsat Holdings I Plc, 9.872%, 2/15/17
                                      (144A) (c)                                                 17,764,500
             2,390,000                GCI, Inc., 7.25%, 2/15/14                                   1,912,000
             5,050,000                Paetec Holdings, 9.5%, 7/15/15 (c)                          2,865,875
               980,000                Tele Norte Leste Participacoes, 8.0%, 12/18/13                784,000
                                                                                             --------------
                                                                                             $   41,739,175
-----------------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication Services -- 3.6%
   EURO     10,380,000                Cell C Pty Ltd., 11.0%, 7/1/15 (144A)                  $    9,030,600
            10,285,000                Cricket Communications I, 9.375%, 11/01/14 (c)              8,356,563
   EURO      2,900,000   10.96        Hellas Tel Finance, Floating Rate Note, 1/15/15
                                      (144A)                                                      1,073,159
            11,215,000                Hughes Network System LLC, 9.5%, 4/15/14                    9,532,750
             1,950,000                Mobile Telesystems Finance SA, 8.0%, 1/28/12 (c)            1,248,000
             2,350,000                Stratos Global Corp., 9.875%, 2/15/13                       1,985,750
             3,025,000                True Move Co., Ltd., 10.375%, 8/1/14 (144A)                 1,058,750
            18,455,000                True Move Co., Ltd., 10.75%, 12/16/13 (144A)                6,459,250
             2,000,000                UBS (Vimpelcom), 8.375%, 10/22/11 (144A)                    1,300,000
             4,750,000                UBS (Vimpelcom), 8.25%, 5/23/16 (144A)                      2,422,500
             5,475,000                Vip Fin, 9.125%, 4/30/18 (144A)                             2,829,069
                                                                                             --------------
                                                                                             $   45,296,391
                                                                                             --------------
                                      Total Telecommunication Services                       $   87,035,566
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Global High Yield Fund | Annual Report | 10/31/08

--------------------------------------------------------------------------------------------------------
                        Floating
Principal               Rate (b)
Amount                  (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------
                                       UTILITIES -- 5.6%
                                       Electric Utilities -- 2.4%
  $        16,885,000                  Caiua Serv Electricidad, 11.125%, 4/2/49 (144A)    $    6,585,150
           10,835,000                  CIA Transporte Energia, 8.875%, 12/15/16 (144A)         3,467,200
            1,409,492                  FPL Energy National Wind, 6.125%, 3/25/19 (144A)        1,224,454
            1,520,905                  FPL Energy Wind Funding, 6.876%, 6/27/17 (144A)         1,418,244
           12,000,000         1.33     Power Contract Financing LLC, Floating Rate Note,
                                       2/5/10 (144A)                                          10,800,000
            9,570,000                  TXU Energy Co., 10.25%, 11/1/15                         7,297,125
                                                                                          --------------
                                                                                          $   30,792,173
--------------------------------------------------------------------------------------------------------
                                       Gas Utilities -- 0.6%
           18,547,000                  Transport De Gas Del Sur, 7.875%, 5/14/17 (144A)   $    7,604,270
--------------------------------------------------------------------------------------------------------
                                       Independent Power Producer & Energy Traders -- 2.2%
            6,507,000                  AES Chivor, 9.75%, 12/30/14 (144A) (c)             $    5,404,064
           10,600,000                  Biofuel Energy, 19.0%, 6/7/12                           8,480,000
           13,990,000                  Intergen NV, 9.0%, 6/30/17                             11,192,000
            1,590,536                  Juniper Generation, 6.79%, 12/31/14 (144A)              1,695,283
                                                                                          --------------
                                                                                          $   26,771,347
--------------------------------------------------------------------------------------------------------
                                       Multi-Utilities -- 0.4%
            5,860,000                  NSG Holdings LLC, 7.75%, 12/15/25 (144A)           $    4,922,400
                                                                                          --------------
                                       Total Utilities                                    $   70,090,190
--------------------------------------------------------------------------------------------------------
                                       TOTAL CORPORATE BONDS
                                       (Cost $1,657,350,473)                              $  985,814,789
--------------------------------------------------------------------------------------------------------
                                       FOREIGN GOVERNMENT BONDS -- 1.1%
                                       CAPITAL GOODS -- 0.2%
                                       Industrial Conglomerates -- 0.1%
            3,590,000                  CIA Latino Americano, 9.75%, 5/10/12               $    2,154,000
                                                                                          --------------
                                       Total Capital Goods                                $    2,154,000
--------------------------------------------------------------------------------------------------------
                                       GOVERNMENT -- 0.9%
   ITL  1,450,000,000                  Banco Nac De Desen Econo, 8.0%, 4/28/10            $      878,967
   BRL     10,350,000                  Federal Republic of Brazil, 12.5%, 1/5/16               4,121,681
   BRL      2,480,000                  Republic of Brazil, 12.5%, 1/5/22                         935,631
   COP  2,510,000,000                  Republic of Columbia, 11.75%, 3/1/10                    1,064,514
   COP 10,258,000,000                  Republic of Columbia, 12.0%, 10/22/15                   4,548,359
                                                                                          --------------
                                                                                          $   11,549,152
                                                                                          --------------
                                       Total Government                                   $   11,549,152
--------------------------------------------------------------------------------------------------------
                                       TOTAL FOREIGN GOVERNMENT BONDS
                                       (Cost $15,986,514)                                 $   13,703,152
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    33

--------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount              (unaudited)                                                            Value
--------------------------------------------------------------------------------------------------------
                                   MUNICIPAL BONDS -- 0.8%
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                   Environmental & Facilities Services -- 0.1%
$      4,400,000         10.76     Ohio Air Quality Development, Floating Rate
                                   Note, 6/8/22                                           $      880,000
                                                                                          --------------
                                   Total Commercial Services & Supplies                   $      880,000
--------------------------------------------------------------------------------------------------------
                                   GOVERNMENT -- 0.7%
                                   Municipal Airport -- 0.0%
          15,000                   New Jersey Economic Development Authority Special
                                   Facility Revenue, 7.0%, 11/15/30                       $        9,670
--------------------------------------------------------------------------------------------------------
                                   Municipal School District -- 0.7%
       8,875,000         12.00     Non-Profit PFD FDG TR I, Floating Rate Note, 9/15/37   $    8,121,069
                                                                                          --------------
                                   Total Government                                       $    8,130,739
--------------------------------------------------------------------------------------------------------
                                   TOTAL MUNICIPAL BONDS
                                   (Cost $13,271,047)                                     $    9,010,739
--------------------------------------------------------------------------------------------------------
                                   SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 6.3%**
                                   ENERGY -- 0.2%
                                   Integrated Oil & Gas -- 0.2%
       3,720,000          8.00     Hudson Products Holdings, Inc., Term Loan,
                                   8/24/15                                                $    3,217,800
--------------------------------------------------------------------------------------------------------
                                   Oil & Gas Exploration & Production -- 0.0%
         800,000          6.81     Venoco, Inc., Second Lien, 5/7/14                      $      608,000
                                                                                          --------------
                                   Total Energy                                           $    3,825,800
--------------------------------------------------------------------------------------------------------
                                   MATERIALS -- 0.6%
                                   Steel -- 0.6%
      11,037,135          8.78     Niagara Corp., Term Loan, 6/29/14                      $    7,615,623
                                                                                          --------------
                                   Total Materials                                        $    7,615,623
--------------------------------------------------------------------------------------------------------
                                   CAPITAL GOODS -- 0.3%
                                   Construction & Engineering -- 0.2%
       1,034,081          5.25     Custom Building Products, Term Loan, First Lien,
                                   10/20/11                                               $      806,583
       3,150,000          8.0      Custom Building Products, Loan (Second Lien),
                                   4/29/12                                                     2,205,000
                                                                                          --------------
                                                                                          $    3,011,583
--------------------------------------------------------------------------------------------------------
                                   Construction & Farm Machinery & Heavy Trucks -- 0.1%
       1,193,761          7.70     Rental Service Corp., Second Lien, 11/21/13            $      737,147
                                                                                          --------------
                                   Total Capital Goods                                    $    3,748,730
--------------------------------------------------------------------------------------------------------
                                   COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                   Diversified Commercial Services -- 0.2%
       4,100,000          6.01     J.G.Wentworth, First Lien, 3/1/14                      $    1,947,500
                                                                                          --------------
                                   Total Commercial Services & Supplies                   $    1,947,500
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34    Pioneer Global High Yield Fund | Annual Report | 10/31/08

--------------------------------------------------------------------------------------------------------
                       Floating
Principal              Rate (b)
Amount                 (unaudited)                                                         Value
--------------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Air Freight & Couriers -- 0.2%
  EURO      6,081,044       12.71     Louis Topco, Ltd., Term Loan, 6/1/17                $    1,551,944
 $           295,802         6.76     TNT Logistics Plc, Additional Pre Funded Loan,
                                      11/4/13                                                    190,792
             890,872         6.17     TNT Logistics Plc, U.S. Term Loan, 11/4/13                 574,612
                                                                                          --------------
                                                                                          $    2,317,348
                                                                                          --------------
                                      Total Transportation                                $    2,317,348
--------------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 0.0%
                                      Homebuilding -- 0.0%
             680,043         8.50     LandSource Communities Development, Roll Up
                                      Facility, 2/13/13                                   $      234,615
           8,650,000         0.00     LandSource Communities Development, Facility Loan,
                                      2/22/14                                                    259,500
                                                                                          --------------
                                                                                          $      494,115
                                                                                          --------------
                                      Total Consumer Durables & Apparel                   $      494,115
--------------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.5%
                                      Casinos & Gaming -- 0.5%
           4,938,412         6.55     Gateway Casinos & Entertainment, Term Advance,
                                      7/16/14                                             $    2,469,206
             995,146         6.55     Gateway Casinos & Entertainment, Delayed Draw,
                                      7/16/14                                                    497,573
           6,250,000         9.55     Gateway Casinos & Entertainment, Advance (Second
                                      Lien) 7/16/14                                            3,083,334
                                                                                          --------------
                                                                                          $    6,050,113
                                                                                          --------------
                                      Total Consumer Services                             $    6,050,113
--------------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.2%
                                      Cable & Satellite -- 0.2%
           1,000,000         6.26     Charter Communications, Third Lien, 3/5/14          $      653,334
           1,409,350         5.47     Charter Communications, Term Loan B, 3/6/14              1,061,197
           1,125,750         6.40     Knology, Inc., Term Loan, 4/30/12                          816,169
                                                                                          --------------
                                                                                          $    2,530,700
                                                                                          --------------
                                      Total Media                                         $    2,530,700
--------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 0.0%
                                      Personal Products -- 0.0%
             246,250         5.12     Brickman Holdings, Tranche B Term, 1/23/14          $      193,306
                                                                                          --------------
                                      Total Household & Personal Products                 $      193,306
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    35

------------------------------------------------------------------------------------------------------
                    Floating
Principal           Rate (b)
Amount              (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                   HEALTH CARE EQUIPMENT & SERVICES -- 0.6%
                                   Health Care Equipment -- 0.2%
$      2,933,438          6.31     Talecris Biotherapeutics Holdings, First Lien Term,
                                   12/6/13                                              $    2,618,094
------------------------------------------------------------------------------------------------------
                                   Health Care Supplies -- 0.4%
       7,510,000          7.75     Inverness Medical Innovations, Term Loan, 6/26/15    $    5,257,000
                                                                                        --------------
                                   Total Health Care Equipment & Services               $    7,875,094
------------------------------------------------------------------------------------------------------
                                   DIVERSIFIED FINANCIALS -- 0.3%
                                   Specialized Finance -- 0.3%
       3,452,021          6.77     Ace Cash Express, Term Loan, 10/5/13                 $    2,450,935
       1,123,774          7.41     NCO Financial System, Term B Advance, 5/15/13               969,255
                                                                                        --------------
                                                                                        $    3,420,190
                                                                                        --------------
                                   Total Diversified Financials                         $    3,420,190
------------------------------------------------------------------------------------------------------
                                   INSURANCE -- 1.0%
                                   Insurance Brokers -- 0.5%
       2,920,500          6.76     Alliant Holdings I, Inc., Term Loan, 8/21/14         $    2,015,145
         825,290          6.26     HUB International Holdings, Delaed Draw, 6/13/14            569,450
       3,671,783          6.26     HUB International Holdings, Initial Term Loan,
                                   6/13/14                                                   2,533,530
                                                                                        --------------
                                                                                        $    5,118,125
------------------------------------------------------------------------------------------------------
                                   Multi-Line Insurance -- 0.5%
       4,176,902          5.62     AmWins Group, Inc., Initial Term Loan, 6/11/13       $    3,049,138
       6,750,000          9.00     AmWins Group, Inc., Initial Term Loan, 6/11/13            4,252,500
                                                                                        --------------
                                                                                        $    7,301,638
                                                                                        --------------
                                   Total Insurance                                      $   12,419,763
------------------------------------------------------------------------------------------------------
                                   TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                                   Electronic Equipment & Instruments -- 1.2%
      11,449,659          6.7      Huawei-3Com Co., Ltd., Tranche B Term, 9/28/12       $    9,846,707
       5,445,000          7.37     Scitor Corp., Term Loan, 9/28/14                          4,818,825
                                                                                        --------------
                                                                                        $   14,665,532
                                                                                        --------------
                                   Total Technology Hardware & Equipment                $   14,665,532
------------------------------------------------------------------------------------------------------
                                   TELECOMMUNICATION SERVICES -- 0.6%
                                   Integrated Telecommunication Services -- 0.6%
         716,921          6.77     Telesat Canda, U.S. Term II Loan, 10/24/14           $      549,042
       8,347,631          6.42     Telesat Canda, U.S. Term I Loan, 10/24/14                 6,392,895
                                                                                        --------------
                                                                                        $    6,941,937
                                                                                        --------------
                                   Total Telecommunication Services                     $    6,941,937
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36    Pioneer Global High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------
                      Floating
Principal             Rate (b)
Amount                (unaudited)                                                       Value
-----------------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.4%
                                     Independent Power Producer & Energy Traders -- 0.4%
$    1,776,554        5.26           NRG Energy, Inc., Credit Linked, 2/1/13           $    1,547,085
     3,609,488        5.26           NRG Energy, Inc., Term Loan, 2/1/13                    3,143,261
                                                                                       --------------
                                                                                       $    4,690,346
                                                                                       --------------
                                     Total Utilities                                   $    4,690,346
-----------------------------------------------------------------------------------------------------
                                     TOTAL SENIOR SECURED FLOATING RATE
                                     LOAN INTERESTS
                                     (Cost $121,368,888)                               $   78,736,097
-----------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------
                                     RIGHTS/WARRANTS -- 0.2%
                                     ENERGY -- 0.2%
                                     Oil & Gas Exploration & Production -- 0.2%
NOK 11,203,000                       Norse Energy Corp ASA*                            $    2,333,073
                                                                                       --------------
                                     Total Energy                                      $    2,333,073
-----------------------------------------------------------------------------------------------------
                                     DIVERSIFIED FINANCIALS -- 0.0%
                                     Diversified Financial Services -- 0.0%
         3,250                       Mandra Forestry-CW13, Warrants Expire, 5/15/13*   $      341,250
                                                                                       --------------
                                     Total Diversified Financials                      $      341,250
-----------------------------------------------------------------------------------------------------
                                     REAL ESTATE -- 0.0%
                                     Real Estate Development -- 0.0%
     8,190,000                       Neo-China Group Holdings Ltd Warrant -CW-12*      $      264,191
                                                                                       --------------
                                     Total Real Estate                                 $      264,191
-----------------------------------------------------------------------------------------------------
                                     UTILITIES -- 0.0%
                                     Independent Power Producer & Energy Traders -- 0.0%
       498,836                       Biofuel Energy ASA*                               $           --
                                                                                       --------------
                                     Total Utilities                                   $           --
-----------------------------------------------------------------------------------------------------
                                     TOTAL RIGHTS/WARRANTS
                                     (Cost $1,646,063)                                 $    2,938,514
-----------------------------------------------------------------------------------------------------
                                     TEMPORARY CASH INVESTMENTS -- 6.8%
                                     Security Lending Collateral -- 6.8% (d)
                                     Certificates of Deposit:
     1,871,028                       Abbey National Plc, 3.15%, 8/13/09                $    1,871,028
     1,871,028                       Banco Santander NY, 3.09%, 12/22/08                    1,871,028
       677,295                       Bank of Scotland NY, 2.89%, 11/4/08                      677,295
     1,126,003                       Bank of Scotland NY, 2.96%, 11/3/08                    1,126,003
     2,997,031                       Bank of Scotland NY, 3.01%, 6/5/09                     2,997,031
     1,871,028                       Bank of Scotland NY, 3.06%, 3/5/09                     1,871,028
     3,378,009                       Barclays Bank, 2.85%, 5/27/09                          3,378,009
       372,512                       Calyon NY, 4.62%, 1/16/09                                372,512
       220,121                       Calyon NY, 4.62%, 1/16/09                                220,121

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    37

--------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount             (unaudited)                                                      Value
--------------------------------------------------------------------------------------------------
                                  Security Lending Collateral -- (continued)
$     3,750,522                   CBA, 4.87%, 7/16/09                              $    3,750,522
      3,378,009                   DNB NOR Bank ASA NY, 3.04%, 6/5/09                    3,378,009
      3,437,273                   Intesa SanPaolo S.p.A., 2.88%, 5/22/09                3,437,273
      3,378,009                   New York Life Global, 2.99%, 9/4/09                   3,378,009
        177,790                   NORDEA NY, 3.68%, 12/1/08                               177,790
        220,121                   NORDEA NY, 4.13%, 4/9/09                                220,121
      2,810,775                   Royal Bank of Canada NY, 3.0%, 8/7/09                 2,810,775
        372,512                   Skandinavian Enskilda Bank NY, 2.79%, 2/13/09           372,512
      3,750,522                   Societe Generale, 3.29%, 9/4/09                       3,750,522
      3,378,009                   Svenska Bank NY, 4.61%, 7/8/09                        3,378,009
      3,750,522                   U.S. Bank NA, 2.91%, 8/24/09                          3,750,522
                                                                                   --------------
                                                                                   $   42,788,119
--------------------------------------------------------------------------------------------------
                                  Commercial Paper:
      3,682,792                   American Honda Finance Corp., 4.95%, 7/14/09     $    3,682,792
      1,871,028                   Bank of Nova Scotia, 3.14%, 5/5/09                    1,871,028
        355,580                   BBVA U.S., 2.83%, 3/12/09                               355,580
        372,512                   Met Life, Inc., 2.7%, 11/3/08                           372,512
      1,126,003                   John Deere Capital Corp., 2.82%, 12/12/08             1,126,003
      3,750,522                   Monumental Global Funding, Ltd., 3.2%, 8/17/09        3,750,522
      3,742,056                   HSBC Bank, Inc., 3.2%, 8/14/09                        3,742,056
      1,684,772                   General Electric Capital Corp., 4.25%, 1/5/09         1,684,772
      1,871,028                   General Electric Capital Corp., 2.86%, 3/16/09        1,871,028
      1,871,028                   CME Group, Inc., 3.0%, 8/6/09                         1,871,028
        694,227                   IBM, 2.85%, 2/13/09                                     694,227
      1,871,028                   IBM, 3.03%, 9/25/09                                   1,871,028
      3,378,009                   Met Life Global Funding, 3.19%, 6/12/09               3,378,009
      3,183,287                   Westpac Banking Corp., 2.34%, 6/1/09                  3,183,285
                                                                                   --------------
                                                                                   $   29,453,870
--------------------------------------------------------------------------------------------------
                                  Tri-party Repurchase Agreements:
      7,501,043                   ABN Amro, 0.2%, 11/3/08                          $    7,501,043
        914,348                   Barclays Capital Markets, 0.2%, 11/3/08                 914,349
                                                                                   --------------
                                                                                   $    8,415,392
--------------------------------------------------------------------------------------------------
                                  Money Market Mutual Fund:
      3,750,522                   JP Morgan, U.S. Government Money Market Fund     $    3,750,522
--------------------------------------------------------------------------------------------------
                                  Other:
        253,986                   ABS CFAT 2008-A A1, 3.005%, 4/27/09              $      253,986
                                                                                   --------------
                                  Total Securities Lending Collateral              $   84,661,889
--------------------------------------------------------------------------------------------------
                                  TOTAL TEMPORARY CASH INVESTMENT

The accompanying notes are an integral part of these financial statements.

38    Pioneer Global High Yield Fund | Annual Report | 10/31/08

--------------------------------------------------------------------------------
             Floating
Principal    Rate (b)
Amount       (unaudited)                                         Value
                            (Cost $84,661,889)                   $   84,661,889
--------------------------------------------------------------------------------
                            TOTAL INVESTMENT IN SECURITIES -- 103.2%
                            (Cost $2,043,721,078) (a) (e)        $1,283,231,815
--------------------------------------------------------------------------------
                            OTHER ASSETS AND
                            LIABILITIES -- (3.2)%                $  (39,591,684)
--------------------------------------------------------------------------------
                            TOTAL NET ASSETS -- 100.0%           $1,243,640,131
================================================================================

*      Non-income producing security.

+      Investment deemed to be an affiliate of the Fund.

(PIK)  Represents a pay in kind security.

(144A) Security is exempt from registration under Rule (144A) of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2008, the value of these securities amounted to $465,461,553 or 37.4% of total net assets.

** Senior floating rate loan interests in which the Portfolio invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $2,047,011,366 was as follows:

           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                             $   2,898,707
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                              (766,678,258)
                                                                                       -------------
           Net unrealized loss                                                         $(763,779,551)
                                                                                       =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c)    At October 31, 2008, the following securities were out on loan:

----------------------------------------------------------------------------------
Principal
Amount                  Security                                          Value
----------------------------------------------------------------------------------
       $5,489,000     Accuride Corp., 8.5%, 2/1/15*                     $2,195,600
        2,500,000     AEP Industries, Inc., 7.875%, 3/15/13              1,500,000
          787,000     Ainsworth Lumber, 11.0%, 7/29/15 (144A)              550,900
        4,336,000     ALB Finance BV, 9.25%, 9/25/13 (144A)              1,517,600
        4,500,000     ALB Finance BV, 9.25%, 9/25/13                     1,575,000
        7,364,000     Aleris International, Inc., 10.0%, 12/15/16        2,393,300
        1,030,000     Allison Transmission, 11.25%, 11/1/15 (144A)*        545,900

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    39

----------------------------------------------------------------------------------------------
Principal
Amount                   Security                                                     Value
----------------------------------------------------------------------------------------------
   $     13,090,000      Angiotech Pharmaceutical, 7.75%, 4/1/14                   $ 5,497,800
         11,745,000      Aventine Renewable Energy, 10.0%, 4/1/17                    2,936,250
          1,500,000      Bertin, Ltd., 10.25%, 10/5/16 (144A)                          675,000
            250,000      C10 Capital SPV, Ltd., Floating Rate Note, 12/31/49           117,325
          3,525,000      Central Garden, 9.125%, 2/1/13                              2,150,250
          4,457,000      CCH I LLC, 11.0%, 10/1/15                                   2,005,650
          2,000,000      AES Chivor, 9.75%, 12/30/14 (144A)                          1,661,000
          1,000,000      Cosan SA Industria, 8.25%, 2/15/49 (144A)                     430,000
          7,971,000      Cricket Communications I, 9.375%, 11/01/14                  6,476,438
          4,302,000      Duane Reade, Inc., 9.75%, 8/1/11                            2,581,200
          2,600,000      Evraz Group SA, 9.5%, 4/24/18 (144A)                        1,092,000
          2,281,300      Ford Motor Credit Co., 5.7%, 1/15/10*                       1,693,409
          3,260,000      Ford Motor Credit Co., 8.0%, 12/15/16                       1,785,404
         10,283,000      Georgia Gulf Corp, 10.75%, 10/15/16                         2,673,580
            900,000      Graphic Packaging Co., 9.5%, 8/15/13                          616,500
         11,950,000      GS Impsat Hldgs I Plc, 9.872%, 2/15/17 (144A)               8,962,500
          1,924,000      Hipotecaria Su Casita SA, 8.5%, 10//4/16 (144A)             1,346,800
          2,000,000      Inversiones Y Rep, 8.5%, 2/2/17 (144A)                        780,000
          2,250,000      Kar Holdings, Inc., 10.0%, 5/1/15 (144A)                    1,271,250
            967,000      MBIA, Inc, Floating Rate Note, 1/15/33 (144A)                 522,180
            100,000      Minerva Overseas, Ltd., 9.5%, 2/1/17 (144A)                    45,000
            700,000      Mobile Telesystems Finance, 8.0%, 1/28/12                     448,000
          2,722,000      Paetec Holdings, 9.5%, 7/15/15                              1,544,735
          1,485,000      Panolam Industries International, 10.75%, 10/1/13             891,000
            465,000      Quicksilver Resources, Inc., 7.125%, 4/1/16                   297,600
          3,051,000      Sally Holdings LLC, 10.5%, 11/15/16                         2,227,230
          4,257,000      Sibacademfinance Plc, 9.0%, 5/12/09 (144A)                  4,280,414
          6,000,000      Station Casinos, Inc., 6.625%, 3/15/18                        540,000
          1,613,000      Tenneco Automotive, Inc., 8.625%, 11/15/14                    762,143
          2,000,000      Tristan Oil, Ltd., 10.5%, 1/1/12 (144A)                       800,000
            432,000      Tronox Worldwide LLC, 9.5%, 1/12/12***                        112,026
          1,970,000      Trump Entertainment Resorts, 8.5%, 6/1/15                     507,275
          6,999,000      Turanalem Finance BV, 8.5%, 2/10/15 (144A)                  2,589,630
            266,000      Univision Communications, 9.75%, 3/15/15 (PIK) (144A)          54,530
          6,433,000      Verasun Energy Corp., 9.375%, 6/1/17                          578,970
          7,613,000      Verasun Energy Corp., 9.875%, 12/15/12                      3,121,330
          2,467,000      Wells Fargo Capital, 9.75%, 12/29/49                        2,392,990
         10,909,000      Yankee Acquisition Corp., 9.75%, 2/15/17                    5,414,137
----------------------------------------------------------------------------------------------
    Shares
----------------------------------------------------------------------------------------------
            241,600      Ainsworth Lumber Co., Ltd.*                                   362,400
----------------------------------------------------------------------------------------------
                         Total                                                     $82,522,246
==============================================================================================

The accompanying notes are an integral part of these financial statements.

40    Pioneer Global High Yield Fund | Annual Report | 10/31/08

***    Indicates pending sale at October 31, 2008.

(d)    Securities lending collateral is managed by Credit Suisse.

(e) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:


       United States                             63.4%
       Norway                                     5.0
       Netherlands                                3.8
       United Kingdom                             2.9
       Brazil                                     2.9
       Luxembourg                                 2.8
       Caymay Islands                             2.7
       Canada                                     2.6
       Argentina                                  2.4
       South Africa                               1.3
       Mexico                                     1.0
       Other (individually less than 1%)          9.2
                                                -----
                                                100.0%
                                                =====

(f)    Security is in default and is non-income producing.

(g)    Security is fair valued (see note A).


NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise denoted:

       NOK Norwegian Krone
       GBP British Pound Sterling
       EURO Euro
       ITL  Italian Lira
       BRL  Brazilian Real
       COP Columbian Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2008 aggregated $458,673,358 and $542,949,817, respectively.


The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    41

Statement of Assets and Liabilities | 10/31/08


ASSETS
  Investment in securities of unaffiliated issuers, at value (including
   securities loaned of $82,522,246) (cost $2,037,084,449)                  $1,279,372,997
  Investment in securities of affiliated issuers, at value
   (cost $6,636,629)                                                             3,858,818
------------------------------------------------------------------------------------------
     Total Investments in securities, at value
       (cost $2,043,721,078)                                                $1,283,231,815
------------------------------------------------------------------------------------------
  Foreign currencies, at value (cost $2,843,234)                                 2,801,725
  Receivables --
   Investment securities sold                                                    7,317,409
   Fund shares sold                                                              4,302,467
   Interest                                                                     44,680,097
   Due from Pioneer Investment Management, Inc.                                    304,259
  Other                                                                             93,019
------------------------------------------------------------------------------------------
     Total assets                                                           $1,342,730,791
------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                  $    5,510,272
   Dividends                                                                     5,171,586
   Forward foreign currency portfolio hedge contracts, open-net                  1,144,745
   Upon return of securities loaned                                             84,661,889
  Due to bank                                                                    2,159,249
  Due to affiliates                                                                311,387
  Accrued expenses                                                                 131,532
------------------------------------------------------------------------------------------
     Total liabilities                                                      $   99,090,660
------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $2,045,441,240
  Undistributed net investment income                                           19,630,042
  Accumulated net realized loss on investments, credit default swaps,
   and foreign currency transactions                                           (58,534,392)
  Net unrealized loss on investments                                          (760,489,263)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                     (2,407,496)
------------------------------------------------------------------------------------------
     Total net assets                                                       $1,243,640,131
------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $759,925,454/100,561,235 shares)                        $         7.56
  Class B (based on $83,411,925/11,069,431 shares)                          $         7.54
  Class C (based on $347,459,462/46,242,740 shares)                         $         7.51
  Class Y (based on $50,477,295/6,769,455 shares)                           $         7.46
  Class Z (based on $2,365,995/303,775 shares)                              $         7.79
MAXIMUM OFFERING PRICE:
  Class A ($7.56 [divided by] 95.5%)                                        $         7.92
==========================================================================================

The accompanying notes are an integral part of these financial statements.

42    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Statement of Operations

For the Year Ended 10/31/08

INVESTMENT INCOME:
  Dividends                                                              $      343,024
  Interest (net of foreign taxes withheld of $66,900)                       196,375,452
  Income from securities loaned, net                                          1,431,155
---------------------------------------------------------------------------------------------------------
     Total investment income                                                               $  198,149,631
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                        $   12,001,390
  Transfer agent fees and expenses
   Class A                                                                    2,645,565
   Class B                                                                      271,571
   Class C                                                                      713,433
   Class Y                                                                        9,177
   Class Z                                                                        3,775
  Distribution fees
   Class A                                                                    3,012,066
   Class B                                                                    1,315,253
   Class C                                                                    5,247,411
  Administrative fees                                                           430,110
  Custodian fees                                                                158,231
  Registration fees                                                             243,057
  Professional fees                                                             134,653
  Printing expense                                                              160,633
  Fees and expenses of nonaffiliated trustees                                    62,728
  Miscellaneous                                                                 382,762
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $   26,791,815
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                               (904,021)
     Less fees paid indirectly                                                                    (59,328)
---------------------------------------------------------------------------------------------------------
     Net expenses                                                                          $   25,828,466
---------------------------------------------------------------------------------------------------------
       Net investment income                                                               $  172,321,165
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
   Investments                                                           $  (56,614,793)
   Credit default swaps                                                          76,478
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       19,521,186    $  (37,017,129)
---------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                           $ (741,492,499)
   Credit default swaps                                                             656
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                       (3,317,878)   $ (744,809,721)
---------------------------------------------------------------------------------------------------------
  Net loss on investments, credit default swaps and foreign currency
   transactions                                                                            $ (781,826,850)
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                     $ (609,505,685)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    43

Statements of Changes in Net Assets

For the Years Ended 10/31/08 and 10/31/07, respectively

-------------------------------------------------------------------------------------------------------
                                                                  Year Ended            Year Ended
                                                                  10/31/08              10/31/07
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $  172,321,165         $  129,651,733
Net realized gain (loss) on investments, credit default swaps,
  and foreign currency transactions                                  (37,017,129)            22,932,866
Change in net unrealized loss on investments, credit default
  swaps and foreign currency transactions                           (744,809,721)           (40,344,737)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
     from operations                                              $ (609,505,685)        $  112,239,862
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($1.07 and $0.98 per share, respectively)              $ (117,007,302)        $  (81,601,384)
   Class B ($0.98 and $0.87 per share, respectively)                 (11,706,103)           (10,457,546)
   Class C ($0.98 and $0.88 per share, respectively)                 (47,074,030)           (37,407,197)
   Class Y ($1.10 and $0.99 per share, respectively)                  (4,599,648)              (918,427)
   Class Z ($1.11 and $0.32 per share, respectively)                     (93,462)                (2,550)
Net realized gain:
   Class A ($0.11 and $0.06 per share, respectively)                 (11,626,930)            (3,435,262)
   Class B ($0.11 and $0.06 per share, respectively)                  (1,378,099)              (651,210)
   Class C ($0.11 and $0.06 per share, respectively)                  (5,275,114)            (2,128,471)
   Class Y ($0.11 and $0.06 per share, respectively)                    (216,293)                  (428)
   Class Z ($0.11 and $0.00 per share, respectively)                        (862)                    --
-------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $ (198,977,843)        $ (136,602,475)
-------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  934,606,415         $1,371,832,796
Reinvestment of distributions                                        130,817,482             85,601,709
Cost of shares repurchased                                        (1,159,572,916)          (490,456,742)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                      $  (94,149,019)        $  966,977,763
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          $ (902,632,547)        $  942,615,150
NET ASSETS:
Beginning of year                                                  2,146,272,678          1,203,657,528
-------------------------------------------------------------------------------------------------------
End of year                                                       $1,243,640,131         $2,146,272,678
-------------------------------------------------------------------------------------------------------
Undistributed net investment income                               $   19,630,042         $    6,423,730
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44    Pioneer Global High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------------
                                     '08 Shares       '08 Amount        '07 Shares        '07 Amount
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                           64,231,474     $ 706,399,059      80,734,234       $1,009,927,996
Reinvestment of distributions          8,783,363        95,007,758       4,901,901           61,064,428
Less shares repurchased              (83,768,449)     (910,222,109)    (27,783,637)        (345,623,177)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)           (10,753,612)    $(108,815,292)     57,852,498       $  725,369,247
=======================================================================================================
Class B
Shares sold                            1,872,999     $  20,776,025       4,803,916       $   60,425,568
Reinvestment of distributions            543,181         5,872,664         381,063            4,737,169
Less shares repurchased               (4,020,218)      (43,426,405)     (3,118,576)         (38,698,904)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (1,604,038)    $ (16,777,716)      2,066,403       $   26,463,833
=======================================================================================================
Class C
Shares sold                           12,453,883     $ 137,480,872      22,244,101       $  277,806,461
Reinvestment of distributions          2,358,488        25,370,625       1,526,245           18,919,034
Less shares repurchased              (17,457,701)     (187,400,662)     (8,534,278)        (105,507,730)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)            (2,645,330)    $ (24,549,165)     15,236,068       $  191,217,765
=======================================================================================================
Class Y
Shares sold                            5,986,739     $  64,817,327       1,912,122       $   23,572,759
Reinvestment of distributions            441,547         4,501,261          72,046              881,078
Less shares repurchased               (1,593,514)      (16,344,391)        (52,409)            (626,919)
-------------------------------------------------------------------------------------------------------
   Net increase                        4,834,772     $  52,974,197       1,931,759       $   23,826,918
=======================================================================================================
Class Z*
Shares sold                              483,865     $   5,133,132           7,906       $      100,012
Reinvestment of distributions              6,611            65,174              --                   --
Less shares repurchased                 (194,606)       (2,179,349)               (1)               (12)
-------------------------------------------------------------------------------------------------------
   Net increase                          295,870     $   3,018,957           7,905       $      100,000
=======================================================================================================

* Class Z shares were first publicly offered on July 6, 2007.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    45

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                                10/31/08      10/31/07      10/31/06      10/31/05      10/31/04 (a)
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $  12.30      $   12.34      $  11.88     $  11.79      $  11.31
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $   1.03      $    0.96      $   0.90     $   0.90      $   0.69
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    (4.59)          0.04          0.49         0.09          0.89
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  (3.56)     $    1.00      $   1.39     $   0.99      $   1.58
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                          $  (1.07)     $   (0.98)    $   (0.90)    $  (0.90)        (0.89)
 Net realized gain                                                 (0.11)         (0.06)        (0.03)          --         (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (1.18)     $   (1.04)    $   (0.93)    $  (0.90)        (1.10)
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                  $     --      $      --     $    0.00(b)  $   0.00(b)   $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (4.74)     $   (0.04)    $    0.46     $   0.09      $   0.48
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.56      $   12.30     $   12.34     $  11.88      $  11.79
====================================================================================================================================
Total return*                                                     (31.45)%         8.30%        12.12%        8.52%        14.82%
Ratio of net expenses to average net assets+                        1.10%          1.06%         1.10%        1.04%         0.75%
Ratio of net investment income to average net assets+               9.25%          7.73%         7.44%        7.40%         8.02%
Portfolio turnover rate                                               25%            31%           41%          36%           50%
Net assets, end of period (in thousands)                        $759,925     $1,369,044     $ 659,845     $343,886      $ 70,063
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.18%          1.06%         1.18%        1.18%         1.41%
 Net investment income                                              9.17%          7.73%         7.37%        7.26%         7.36%
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                       1.10%          1.06%         1.10%        1.04%         0.75%
 Net investment income                                              9.25%          7.73%         7.44%        7.40%         8.02%
------------------------------------------------------------------------------------------------------------------------------------

(a) The Fund Commenced operations on August 27, 2001 and was first publicly offered on December 1, 2003.
(b)  Amount rounds to less than once cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46  Pioneer Global High Yield Fund | Annual Report | 10/31/08

------------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended    Year Ended    Year Ended    Year Ended    12/1/03 (a)
                                                                10/31/08      10/31/07      10/31/06      10/31/05      to 10/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                            $  12.27      $   12.31     $   11.85     $  11.76      $  11.47
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.93      $    0.86     $    0.80     $   0.80      $   0.82
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    (4.57)          0.03          0.49         0.09          0.49
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  (3.64)     $    0.89     $    1.29     $   0.89      $   1.31
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                          $  (0.98)     $   (0.87)    $   (0.80)    $  (0.80)     $  (0.81)
 Net realized gain                                                 (0.11)        ( 0.06)        (0.03)          --         (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             $  (1.09)     $   (0.93)    $   (0.83)    $  (0.80)     $  (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                  $     --      $      --     $    0.00(b)  $   0.00(b)   $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (4.73)     $   (0.04)    $    0.46     $   0.09      $   0.29
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   7.54      $   12.27     $   12.31     $  11.85      $  11.76
====================================================================================================================================
Total return*                                                      32.02)%         7.41%        11.25%        7.62%        12.12%(c)
Ratio of net expenses to average net assets+                        1.92%          1.86%         1.96%        1.91%         1.58%**
Ratio of net investment income to average net assets+               8.47%          6.93%         6.63%        6.57%         7.26%**
Portfolio turnover rate                                               25%            31%           41%          36%           50%(c)
Net assets, end of period (in thousands)                        $ 83,412      $ 155,523     $ 130,563     $ 98,462      $ 20,408
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                       1.92%          1.86%         1.96%        1.97%         2.20%**
 Net investment income                                              8.47%          6.93%         6.60%        6.51%         6.64%**
Ratios with waiver of fees paid by PIM and reduction for fees paid indirectly:
 Net expenses                                                       1.92%          1.85%         1.96%        1.91%         1.58%**
 Net investment income                                              8.47%          6.94%         6.60%        6.57%         7.26%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  Class B shares were first publicly offered on December 1, 2003.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)  Not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/08  47

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year Ended   Year Ended   Year Ended   Year Ended   12/1/03 (a)
                                                                   10/31/08     10/31/07     10/31/06     10/31/05     to 10/31/04
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $  12.24     $  12.28     $  11.82     $   11.74    $ 11.47
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                             $   0.93     $   0.86     $   0.80     $    0.80    $  0.77
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                       (4.57)        0.04         0.49          0.08       0.47
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations               $  (3.64)    $   0.90     $   1.29     $    0.88    $  1.24
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                             $  (0.98)    $  (0.88)    $  (0.80)    $   (0.80)   $ (0.76)
 Net realized gain                                                   ( 0.11)       (0.06)       (0.03)           --      (0.21)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (1.09)    $  (0.94)    $  (0.83)    $   (0.80)   $ (0.97)
------------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     $     --     $     --     $   0.00(b)  $    0.00(b) $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  (4.73)    $  (0.04)    $   0.46     $    0.08    $  0.27
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   7.51     $  12.24     $  12.28     $   11.82    $ 11.74
====================================================================================================================================
Total return*                                                        (32.08)%       7.48%       11.30%         7.60%     11.45%(c)
Ratio of net expenses to average net assets+                           1.85%        1.82%        1.89%         1.84%      1.51%**
Ratio of net investment income to average net assets+                  8.55%        6.96%        6.66%         6.63%      7.30%**
Portfolio turnover rate                                                  25%          31%          41%           36%        50%(c)
Net assets, end of period (in thousands)                           $347,459     $598,195     $413,213     $ 288,314    $92,501
Ratios with no waiver of fees and assumption of expenses
 by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.85%        1.82%        1.89%         1.91%      2.11%**
 Net investment income                                                 8.55%        6.96%        6.66%         6.56%      6.70%**
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                          1.85%        1.82%        1.89%         1.84%      1.51%**
 Net investment income                                                 8.55%        6.96%        6.66%         6.63%      7.30%**
------------------------------------------------------------------------------------------------------------------------------------

(a)  Class C shares were first publicly offered on December 1, 2003.
(b)  Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period, and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)  Not annualized.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

48  Pioneer Global High Yield Fund | Annual Report | 10/31/08

--------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended    Year Ended     12/28/05 (a)
                                                                                10/31/08      10/31/07       to 10/31/06
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $  12.10      $  12.19       $  11.95
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                          $   1.05      $   0.97       $   0.77
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                                    (4.48)        (0.01)          0.23
--------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  (3.43)     $   0.96       $   1.00
--------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                             (1.10)        (0.99)         (0.76)
 Net realized gain                                                                 (0.11)        (0.06)            --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  (4.64)     $  (0.09)      $   0.24
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   7.46      $  12.10       $  12.19
==========================================================================================================================
Total return*                                                                     (30.96)%        8.12%          8.63%(b)
Ratio of net expenses to average net assets+                                        0.74%         0.70%          0.73%**
Ratio of net investment income to average net assets+                               9.82%         8.05%          7.66%**
Portfolio turnover rate                                                               25%           31%            41%(b)
Net assets, end of period (in thousands)                                        $ 50,477      $ 23,414       $     36
Ratios with no waiver of fees and assumption of expenses by
 PIM and no reduction for fees paid indirectly:
 Net expenses                                                                       0.74%         0.70%          0.73%**
 Net investment income                                                              9.82%         8.05%          7.66%**
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                                       0.74%         0.70%          0.73%**
 Net investment income                                                              9.82%         8.05%          7.66%**
--------------------------------------------------------------------------------------------------------------------------

(a)  Class Y shares were first publicly offered on December 28, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                   Pioneer Global High Yield Fund | Annual Report | 10/31/08  49

---------------------------------------------------------------------------------------------------
                                                                       Year Ended     7/6/07 (a)
                                                                       10/31/08       to 10/31/07
---------------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                                  $  12.31       $  12.65
---------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment income                                                $   1.07       $   0.33
  Net realized and unrealized loss on investments and foreign
    currency transactions                                                 (4.37)         (0.35)
---------------------------------------------------------------------------------------------------
    Net decrease from investment operations                            $  (3.30)      $  (0.02)
---------------------------------------------------------------------------------------------------
 Distributions to shareowners:
  Net investment income                                                   (1.11)         (0.32)
  Net realized gain                                                       (0.11)            --
---------------------------------------------------------------------------------------------------
 Net decrease in net asset value                                       $  (4.52)      $  (0.34)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                                        $   7.79       $  12.31
===================================================================================================
 Total return*                                                           (29.21)%        (0.09)%(b)
 Ratio of net expenses to average net assets+                              0.90%          0.69%**
 Ratio of net investment income to average net assets+                     9.85%          8.30%**
 Portfolio turnover rate                                                     25%            31%(b)
 Net assets, end of period (in thousands)                              $  2,366       $     97
 Ratios with no waiver of fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                             1.11%          0.69%**
  Net investment income                                                    9.64%          8.30%**
 Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                             0.90%          0.69%**
  Net investment income                                                    9.85%          8.30%**
---------------------------------------------------------------------------------------------------

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

50    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Notes to Financial Statements | 10/31/08

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers five classes of shares -- Class A, Class B, Class C, Class Y and Class Z shares. Class Y shares were first publicly offered on December 28, 2005. Class Z shares were first publicly offered on July 6, 2007. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y and Class Z shares. Class B shares convert to Class A shares eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    51

A. Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. At October 31, 2008 one security has been fair valued, which represents 0.39% of net assets. Temporary cash investments are valued at cost which approximates market value.

     Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data.

     All discounts and premiums on debt securities are accreted or amortized daily, respectively, on a yield-to-maturity basis into interest income with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.


B.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.


52    Pioneer Global High Yield Fund | Annual Report | 10/31/08

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. (See Note 8)


D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the statute of limitations; all other tax years remain open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     As of October 31, 2008, the Fund has a net capital loss carryforward of $58,199,667, which will expire in 2016 if not utilized.

     At October 31, 2008, the Fund has reclassified $21,365,692 to increase undistributed net investment income and $21,365,692 to decrease accumulated net realized loss on investments, credit default swaps and foreign


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    53
     currency transactions, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:


-------------------------------------------------------------
                                        2008             2007
-------------------------------------------------------------
   Distributions paid from:
   Ordinary income              $184,322,998     $133,484,600
   Long-term capital gain         14,654,845        3,117,875
-------------------------------------------------------------
      Total                     $198,977,843     $136,602,475
=============================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:


-------------------------------------------------------
                                                  2008
-------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income        $   26,612,445
   Capital loss carryforward               (58,199,667)
   Current year dividend payable            (5,171,586)
   Unrealized depreciation                (765,042,301)
-------------------------------------------------------
      Total                             $ (801,801,109)
=======================================================

     The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the mark to market of forward currency contracts and the tax basis adjustment on partnerships and interest on defaulted bonds.


E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $319,940 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2008.


F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C of the Fund, respectively (see
     Note 5). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the


54    Pioneer Global High Yield Fund | Annual Report | 10/31/08
     transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 5).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C, Class Y and Class Z shares can bear different transfer agent and distribution expense rates.


G.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or sub custodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


H.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    55

I.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the Fund or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     There were no credit default swap contracts outstanding at October 31, 2008.


56    Pioneer Global High Yield Fund | Annual Report | 10/31/08

2.   Unfunded Loan Commitments

As of October 31, 2008, the Fund had no unfunded loan commitments which could be extended at the option of the borrower.


3.   Management Agreement

Pioneer Investment Management, Inc. (PIM), a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million 0.60% of the next $500 million, 0.55% or the next $500 million and 0.45% of the excess over $2 billion. Effective January 1, 2007, Pioneer's fee is subject to an additional breakpoint. The Fund pays Pioneer a fee at the annual rate of 0.55% of the Fund's average daily net assets greater than $1.5 billion. For the year ended October 31, 2008, the net management fee was equivalent to 0.63% of the average daily net assets.

PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit the Fund expenses to 1.10%, 2.00% and 2.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through March 1, 2011 for Class A shares and through March 1, 2009 for Class B and Class C shares. Pioneer has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2011 for Class Z shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $23,385 in management fees, administrative costs and certain other services payable to PIM at October 31, 2008.


4.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $271,043 in transfer agent fees receivable from PIMSS at October 31, 2008.


5.   Distribution Plan

The Fund adopted Plans of Distribution with respect to each class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Plan, the Fund pays PFD


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    57

0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A Shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. For the period from November 1, 2007 through January 31, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributable to Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $16,959 in distribution fees payable to PFD at October 31, 2008.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2008, CDSCs in the amount of $602,940 were paid to PFD.


6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $200 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $200 million or the limits set by its prospectus for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended October 31, 2008, the Fund had no borrowings under this agreement.


7.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2008, the Fund's expenses were reduced by $59,328 under such arrangements.


58    Pioneer Global High Yield Fund | Annual Report | 10/31/08

8.   Forward Foreign Currency Contracts

At October 31, 2008, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open Portfolio hedges at October 31, 2008 were as follows:


-------------------------------------------------------------------------------------------------------------
                       Net                                                                          Net
                  Contracts to         In Exchange     Settlement                              Unrealized
 Currency       (deliver)/receive         For            Date                  Value            Gain (Loss)
-------------------------------------------------------------------------------------------------------------
 EUR
 (Euro)             3,600,000         $   4,571,798     11/28/08          $   4,590,522       $     18,725
 EUR
 (Euro)           (45,280,000)        $ (56,575,096)    11/28/08          $ (57,738,565)      $ (1,163,470)
-------------------------------------------------------------------------------------------------------------
                                                                                              $ (1,144,745)
=============================================================================================================

At October 31, 2008, the Fund had no outstanding settlement hedges.


9.   Affiliated Company

The Fund's investments in securities managed by PIM are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund for the year ended October 31, 2008:


-------------------------------------------------------------------------------------------------------------
                                                                                           Net
                        Principal     Purchases        Sales     Principal               Realized
                         Amount      (principal    (principal     Amount      Interest    (Loss)
Affiliates              10/31/07       amount)       amount)     10/31/08      Income      Gain      Value
-------------------------------------------------------------------------------------------------------------
ATF Bank JSC, 9.25%,
4/12/12 (144A)         $6,675,000    --            --           $6,675,000   $617,438     $--       $3,858,818

10.  New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the "Fund") (one of the portfolios constituting the Pioneer Series Trust VII), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
December 19, 2008

60    Pioneer Global High Yield Fund | Annual Report | 10/31/08

ADDITIONAL INFORMATION (unaudited)

The qualifying percentage of the Fund's ordinary distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 51.37% and 1.93%, respectively.


Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals and to July 17, 2008 with respect to certain other proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust VII (the "Trust"), as noted below) follows:


----------------------------------------------------------------------------------------------
                                                                                 Broker
                          For                 Withhold           Abstain        Non-Votes
----------------------------------------------------------------------------------------------
 Proposal 1 -- To elect Trustees*
  John F. Cogan, Jr.     97,117,735.206      2,711,619.196      84,784.503      0.000
  Daniel K. Kingsbury    97,138,271.027      2,691,083.375      84,784.503      0.000
  David R. Bock          97,133,385.774      2,695,968.628      84,784.503      0.000
  Mary K. Bush           97,116,587.467      2,712,766.935      84,784.503      0.000
  Benjamin M. Friedman   97,127,767.422      2,701,586.980      84,784.503      0.000
  Margaret B.W. Graham   97,140,476.435      2,688,877.967      84,784.503      0.000
  Thomas J. Perna        97,132,102.410      2,697,251.992      84,784.503      0.000
  Marguerite A. Piret    97,134,391.182      2,694,983.220      84,784.503      0.000
  Stephen K. West        97,129,009.235      2,700,345.167      84,784.503      0.000
  John Winthrop          97,126,660.693      2,702,693.709      84,784.503      0.000


---------------------------------------------------------------------------------------------------
                                                                                     Broker
                             For                 Against            Abstain          Non-Votes
---------------------------------------------------------------------------------------------------
Proposal 2 -- To approve an
amendment to the
Declaration of Trust*        73,647,254.549      8,528,766.384      4,803,535.763    22,493,206.000


---------------------------------------------------------------------------------------------------
                                                                                        Broker
                              For                 Against            Abstain            Non-Votes
---------------------------------------------------------------------------------------------------
Proposal 3A -- To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                         76,117,581.905      3,505,211.503      4,792,725.638      23,270,703.000
Proposal 3B -- To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                  76,295,584.970      3,223,241.772      4,896,692.304      23,270,703.000
Proposal 3C -- To approve
changes to the Fund's
fundamental investment
policy relating to lending    76,055,282.728      3,516,473.289      4,843,763.029      23,270,703.000

                    Pioneer Global High Yield Fund | Annual Report | 10/31/08
61

----------------------------------------------------------------------------------------------------------
                                                                                           Broker
                                 For                 Against            Abstain            Non-Votes
----------------------------------------------------------------------------------------------------------
Proposal 3D -- To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities                76,553,718.271      3,051,770.112      4,810,030.663      23,270,703.000
Proposal 3E -- To approve
changes to the Fund's
fundamental investment
policy relating to real estate   76,248,577.320      3,347,629.394      4,819,312.332      23,270,703.000
Proposal 3F -- To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                      76,305,027.693      3,250,268.946      4,860,222.407      23,270,703.000
Proposal 3G -- To approve
changes to the Fund's
fundamental investment
policy relating to
concentration                    76,240,141.396      3,144,439.416      5,030,938.234      23,270,703.000
Proposal 3I -- To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                      72,541,561.742      8,938,380.793      5,499,614.160      22,493,206.000


----------------------------------------------------------------------------------------------------------
                                                                                           Broker
                                 For                 Against            Abstain            Non-Votes
----------------------------------------------------------------------------------------------------------
Proposal 4 -- To approve an
Amended and Restated
Management Agreement
with PIM                         77,345,872.041      2,467,500.500      4,602,146.505      23,270,703.000

* Proposals 1 and 2 were voted on and approved by all series of the Trust. Results reported above reflect the combined vote of all series of the Trust.



62    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on June 19, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    63
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic


64    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fourth quintile relative to its Strategic Insight peer group. The Trustee noted that the Fund's management fee recently was lowered and that the impact of the lower management fee was not fully reflected in the data. They also considered PIM's agreement to add a breakpoint to the management fee schedule as described below.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    65

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered PIM's agreement to add a breakpoint to the management fee schedule so that the management fee would be reduced for Fund assets in excess of $2 billion. The Trustees reviewed the impact that the breakpoint would have on the Fund's management fee versus its Morningstar category peer group. The Trustees concluded that, because of the addition of the breakpoint in the management fee schedule and the reduced fee rate above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


66    Pioneer Global High Yield Fund | Annual Report | 10/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 76 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    67

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service          Principal Occupation           Other Directorships
 Name and Age               with the Fund            and Term of Office         During Past Five Years         Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2001.        Deputy Chairman and a
                            Trustee and President    Serves until a successor   Director of Pioneer Global     None
                                                     trustee is elected or      Asset Management S.p.A.
                                                     earlier retirement or      ("PGAM"); Non-Executive
                                                     removal.                   Chairman and a Director
                                                                                of Pioneer Investment
                                                                                Management USA Inc.
                                                                                ("PIM-USA"); Chairman and
                                                                                a Director of Pioneer;
                                                                                Chairman and Director of
                                                                                Pioneer Institutional
                                                                                Asset Management, Inc.
                                                                                (since 2006); Director of
                                                                                Pioneer Alternative
                                                                                Investment Management
                                                                                Limited (Dublin);
                                                                                President and a Director
                                                                                of Pioneer Alternative
                                                                                Investment Management
                                                                                (Bermuda) Limited and
                                                                                affiliated funds; Director
                                                                                of PIOGLOBAL Real Estate
                                                                                Investment Fund (Russia)
                                                                                (until June 2006);
                                                                                Director of Nano-C, Inc.
                                                                                (since 2003); Director of
                                                                                Cole Management Inc.
                                                                                (since 2004); Director of
                                                                                Fiduciary Counseling,
                                                                                Inc.; President and
                                                                                Director of Pioneer Funds
                                                                                Distributor, Inc.
                                                                                ("PFD") (until May 2006);
                                                                                President of all of the
                                                                                Pioneer Funds; and Of
                                                                                Counsel, Wilmer Cutler
                                                                                Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March        Director, CEO and              None
                            Vice President           2007. Serves until a       President of Pioneer
                                                     successor trustee is       Investment Management USA
                                                     elected or earlier         Inc. (since February
                                                     retirement or removal.     2007); Director and
                                                                                President of Pioneer
                                                                                Investment Management,
                                                                                Inc. and Pioneer
                                                                                Institutional Asset
                                                                                Management, Inc. (since
                                                                                February 2007); Executive
                                                                                Vice President of all of
                                                                                the Pioneer Funds (since
                                                                                March 2007); Director of
                                                                                Pioneer Global Asset
                                                                                Management S.p.A. (since
                                                                                April 2007); Head of New
                                                                                Markets Division, Pioneer
                                                                                Global Asset Management
                                                                                S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


68  Pioneer Global High Yield Fund | Annual Report | 10/31/08

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                     Position Held    Length of Service                         Principal Occupation          Other Directorships
 Name and Age        with the Fund    and Term of Office                        During Past Five Years        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)   Trustee          Trustee since 2005.                       Executive Vice President      Director of Enterprise
                                      Serves until a successor                  and Chief Financial           Community
                                      trustee is elected or                     Officer, I-trax, Inc.         Investment, Inc.
                                      earlier retirement or                     (publicly traded health       (privately-held
                                      removal.                                  care services company)        affordable housing
                                                                                (2004 - 2007); Partner,       finance company); and
                                                                                Federal City Capital          Director of New York
                                                                                Advisors (boutique            Mortgage Trust
                                                                                merchant bank) (1997 to       (publicly traded
                                                                                2004 and 2008 - present);     mortgage REIT)
                                                                                and Executive Vice
                                                                                President and Chief
                                                                                Financial Officer,
                                                                                Pedestal Inc.
                                                                                (internet-based mortgage
                                                                                trading company) (2000 -
                                                                                2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2001.                       President, Bush               Director of Marriott
                                      Serves until a successor                  International, LLC            International, Inc.;
                                      trustee is elected or                     (international financial      Director of Discover
                                      earlier retirement or                     advisory firm)                Financial Services
                                      removal.                                                                (credit card issuer
                                                                                                              and electronic
                                                                                                              payment services);
                                                                                                              Director of Briggs &
                                                                                                              Stratton Co. (engine
                                                                                                              manufacturer);
                                                                                                              Director of UAL
                                                                                                              Corporation (airline
                                                                                                              holding company);
                                                                                                              Director of Mantech
                                                                                                              International
                                                                                                              Corporation (national
                                                                                                              security, defense, and
                                                                                                              intelligence
                                                                                                              technology firm); and
                                                                                                              Member, Board of
                                                                                                              Governors, Investment
                                                                                                              Company Institute
------------------------------------------------------------------------------------------------------------------------------------


                   Pioneer Global High Yield Fund | Annual Report | 10/31/08  69

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held    Length of Service                  Principal Occupation          Other Directorships
 Name and Age               with the Fund    and Term of Office                 During Past Five Years        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee          Trustee since May,                 Professor, Harvard            Trustee, Mellon
                                             2008. Serves until a               University                    Institutional Funds
                                             successor trustee is                                             Investment Trust and
                                             elected or earlier                                               Mellon Institutional
                                             retirement or removal.                                           Funds Master Portfolio
                                                                                                              (oversees 17
                                                                                                              portfolios in fund
                                                                                                              complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee          Trustee since 2001.                Founding Director, Vice       None
                                             Serves until a successor           President and Corporate
                                             trustee is elected or              Secretary, The Winthrop
                                             earlier retirement or              Group, Inc. (consulting
                                             removal.                           firm); and Desautels
                                                                                Faculty of Management,
                                                                                McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Trustee          Trustee since 2006.                Chief Executive Officer,      None
                                             Serves until a successor           Quadriserv, Inc. (2008 -
                                             trustee is elected or              present) (technology
                                             earlier retirement or              products for securities
                                             removal.                           lending industry); Private
                                                                                investor (2004 - 2008);
                                                                                and Senior Executive Vice
                                                                                President, The Bank of New
                                                                                York (financial and
                                                                                securities services) (1986 -
                                                                                2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee          Trustee since 2001.                President and Chief           Director of New
                                             Serves until a successor           Executive Officer,            America High Income
                                             trustee is elected or              Newbury, Piret & Company,     Fund, Inc. (closed-end
                                             earlier retirement or              Inc. (investment banking      investment company)
                                             removal.                           firm)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Trustee          Trustee since 2001.                Senior Counsel, Sullivan &    Director, The Swiss
                                             Serves until a successor           Cromwell LLP (law firm)       Helvetia Fund, Inc.
                                             trustee is elected or                                            (closed-end investment
                                             earlier retirement or                                            company)
                                             removal.
------------------------------------------------------------------------------------------------------------------------------------


70  Pioneer Global High Yield Fund | Annual Report | 10/31/08

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                             Position Held        Length of Service             Principal Occupation          Other Directorships
 Name and Age                with the Fund        and Term of Office            During Past Five Years        Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at        Secretary of PIM-USA;         None
                                                   the discretion of the        Senior Vice President
                                                   Board                        - Legal of Pioneer;
                                                                                Secretary/Clerk of
                                                                                most of PIM-USA's
                                                                                subsidiaries; and
                                                                                Secretary of all of
                                                                                the Pioneer Funds
                                                                                since September 2003
                                                                                (Assistant Secretary
                                                                                from November 2000 to
                                                                                September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at        Associate General             None
                                                   the discretion of the        Counsel of Pioneer
                                                   Board                        since January 2008 and
                                                                                Assistant Secretary of
                                                                                all of the Pioneer
                                                                                Funds since September
                                                                                2003; Vice President
                                                                                and Senior Counsel of
                                                                                Pioneer from July 2002
                                                                                to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.            Vice President - Fund         None
                                                   Serves at the discretion     Accounting,
                                                   of the Board                 Administration and
                                                                                Controllership
                                                                                Services of Pioneer;
                                                                                and Treasurer of all
                                                                                of the Pioneer Funds
                                                                                since March 2008;
                                                                                Deputy Treasurer of
                                                                                Pioneer from March
                                                                                2004 to February 2008;
                                                                                Assistant Treasurer of
                                                                                all of the Pioneer
                                                                                Funds from March 2004
                                                                                to February 2008; and
                                                                                Treasurer and Senior
                                                                                Vice President, CDC
                                                                                IXIS Asset Management
                                                                                Services from 2002 to
                                                                                2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2001. Serves at        Assistant Vice                None
                                                   the discretion of the        President - Fund
                                                   Board                        Accounting,
                                                                                Administration and
                                                                                Controllership
                                                                                Services of Pioneer;
                                                                                and Assistant
                                                                                Treasurer of all of
                                                                                the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at        Fund Accounting               None
                                                   the discretion of the        Manager - Fund
                                                   Board                        Accounting,
                                                                                Administration and
                                                                                Controllership
                                                                                Services of Pioneer;
                                                                                and Assistant
                                                                                Treasurer of all of
                                                                                the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


                   Pioneer Global High Yield Fund | Annual Report | 10/31/08  71

------------------------------------------------------------------------------------------------------------------------------------
                              Position Held         Length of Service           Principal Occupation          Other Directorships
 Name and Age                 with the Fund         and Term of Office          During Past Five Years        Held by this Officer
------------------------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves at       Fund Administration           None
                                                    the discretion of the       Manager - Fund
                                                    Board                       Accounting,
                                                                                Administration and
                                                                                Controllership
                                                                                Services since June
                                                                                2003 and Assistant
                                                                                Treasurer of all of
                                                                                the Pioneer Funds
                                                                                since September 2003;
                                                                                Assistant Vice
                                                                                President - Mutual
                                                                                Fund Operations of
                                                                                State Street
                                                                                Corporation from June
                                                                                2002 to June 2003
                                                                                (formerly Deutsche
                                                                                Bank Asset Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance      Since January 2007.         Chief Compliance              None
                              Officer               Serves at the discretion    Officer of Pioneer
                                                    of the Board                since December 2006
                                                                                and of all the Pioneer
                                                                                Funds since January
                                                                                2007; Vice President
                                                                                and Compliance
                                                                                Officer, MFS
                                                                                Investment Management
                                                                                (August 2005 to
                                                                                December 2006);
                                                                                Consultant, Fidelity
                                                                                Investments (February
                                                                                2005 to July 2005);
                                                                                Independent Consultant
                                                                                (July 1997 to February
                                                                                2005)
------------------------------------------------------------------------------------------------------------------------------------


72  Pioneer Global High Yield Fund | Annual Report | 10/31/08

                            This page for your notes.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    73

                            This page for your notes.

74    Pioneer Global High Yield Fund | Annual Report | 10/31/08

                            This page for your notes.

                 Pioneer Global High Yield Fund | Annual Report | 10/31/08    75

                            This page for your notes.

76    Pioneer Global High Yield Fund | Annual Report | 10/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site:                                 www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $107,000 in 2008 and $37,450 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
October 31, 2008 and 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $24,870 and $7,820 in 2008 and 2007, respectively.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
October 31, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.
For the years ended October 31, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $24,870 in 2008 and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 29, 2008

* Print the name and title of each signing officer under his or her signature.